Exhibit 10.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

INFORMATION TECHNOLOGY SERVICES AGREEMENT

Certain portions of this exhibit, marked with {****}, have been omitted based upon a request submitted to the SEC for confidential treatment of certain non-public information contained herein. The non-public information has been filed with the SEC as part of the request for confidential treatment

Client:	Independent Bank Corp. (“Client”)
288 Union Street
Rockland
MA
US
02370

FIS:	Fidelity Information Services, LLC (together with its affiliates, “FIS”)
601 Riverside Avenue
Jacksonville, FL 32204

Effective Date:	1/01/2015

FIS is pleased to welcome you to the FIS family.

Your agreement with FIS is made up of the attached General Terms and Conditions (“General Terms”) and all Order Forms and Addenda, as well as all schedules, exhibits, and pricing attachments that are attached (the “Agreement”). All Services or Software that you buy from us will be added through an Order Form or other amendment to this Agreement.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers or representatives to execute and deliver this Agreement as a legally binding obligation of such party.

INDEPENDENT BANK CORP.		FIDELITY INFORMATION SERVICES, LLC

Signature:	/s/ Barry Jensen	Signature:	/s/ Tammy Seeds

Name:	Barry Jensen	Name:	Tammy Seeds

Title:	CIO	Title:	Controller, Sales Finance

Date:	2/27/2015 | 11:48 ET	Date:	2/27/2015 | 17:20 ET

FIS Payment Account Number:
Transit and Routing Number of FIS Payment Account:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

GENERAL TERMS AND CONDITIONS

1. Introduction. These general terms and conditions (“General Terms”) and each Addendum, now or hereafter attached to the Agreement (as defined herein), are a part of the Information Technology Services Agreement (the “Agreement”) between Independent Bank Corp. of Rockland, MA (“Client”) and Fidelity Information Services, Inc., (together with its subsidiaries and affiliates, “FIS”). The pricing attachment(s) related to each Addendum are incorporated into and made a part of the Agreement.

2. Services. If a fully executed Addendum or other Service Agreement describes the provision of a service (“Service”) by FIS, the following subsections apply:

2.1 The “Commencement Date” of a Service is the earlier of: (i) the date the Service is first installed and available for Client’s use in production; (ii) Client’s first production use of the Service; or (iii) the commencement date agreed upon by the parties in writing. In the event that there is a dispute over the Commencement Date and the parties are unable to mutually agree upon a Commencement Date after reasonable discussion, the Commencement Date shall be deemed to be the three (3) month anniversary of the Effective Date of the Addendum for that Service. If commencement of a Service is delayed for more than ninety (90) days after the Effective Date of the Addendum (or sixty (60) days after the agreed upon Commencement Date for a denovo client) for any reason beyond FIS’ control, FIS may suspend delivery of the Service, and if the delayed commencement is caused by the acts or omissions of Client, then Client shall pay any one-time fees and minimum fees through the balance of the Addendum’s term. The Commencement Date for any Addendum may be rescheduled to a mutually agreed-upon date upon request.

2.2 Unless FIS and Client have agreed otherwise, FIS shall be the exclusive provider of each Service, and Client shall use each Service solely in accordance with FIS’ then current standard user operating instructions and requirements (“Specifications”).

2.3 FIS Responsibilities:

2.3.1 If Client pays all applicable fees when due, FIS shall: (i) provide Client and Client’s U.S. customers (“Customers”) with access to and use of the Service in accordance with the Specifications; (ii) provide Client with standard reporting, if any, associated with usage of the Service; and (iii) perform the Service in compliance with all federal laws and regulations applicable to third party providers of that Service. “Law” means any law, rule, regulation, ordinance, code or order to which a party may be subject or under which a party may exercise rights.

2.3.2 FIS shall perform an on-going review of federal Laws applicable to the provision of the Services and Software. FIS shall maintain the features and functions for the Services and Software in accordance with all federal Laws applicable to such features and functions, including new or amended federal Laws (as applicable and necessary to support compliance obligations), in Client’s environment. In addition, FIS shall, at Client’s request, work with Client in developing and implementing a suitable and commercially reasonable procedure or direction to enable Client to comply with state and local Laws applicable to the Services and Software being provided to Client, and, to the extent commercially possible, modify the manner in which FIS provides the Service prior to the regulatory deadline for such compliance. Any modification in a Service or Software necessitated by such a change in state or local Laws shall be paid for by Client. For the avoidance of doubt, this paragraph shall not reduce or eliminate FIS’ duty or obligation to comply with state laws that are applicable to FIS as a third party processor or state laws that FIS has specifically agreed to comply with, including, without limitation, the MA Privacy Act (MGL c. 93H and 201 CMR 17.00 et seq.

2.4 Client Responsibilities:

2.4.1 Client shall: (i) provide Customer information to FIS in accordance, and otherwise comply, with the Specifications; (ii) assume all risk and liability associated with transactions, including any risk of counterfeit, charged-back or fraudulent transactions; (iii) comply with all applicable rules, regulations and laws associated with use of a Service, including those relating to usury, truth-in-lending, fair credit reporting, equal credit opportunity, automated clearing house transfers, networks associations, electronic funds transfer, privacy and direct marketing (“Laws”), regardless of whether Client uses any forms or other Materials supplied by FIS; and (iv) provide FIS with notice of any changes in applicable Law that impact the Service. Any modification in a Service necessitated by a change in Laws shall be paid for by Client. However, FIS shall endeavor to distribute the cost of such changes among all FIS clients impacted.

2.4.2 Client shall be responsible for monitoring and interpreting (and for complying with, to the extent such compliance requires no action by FIS), the applicable Laws pertaining to Client’s business (“Legal Requirements”). Based on Client’s instructions, FIS shall implement the processing parameter settings, features and options (collectively, the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

“Parameters”) within FIS’s Services and systems that shall apply to Client, subject to the change request process in place between FIS and Client to establish requirements, development arrangements and deployment timelines. Client shall be responsible for determining that such selections are consistent with the Legal Requirements and with the terms and conditions of any agreements between Client and its Customers. In making such determinations, Client may rely upon the written descriptions of such Parameters contained in the Specifications. FIS shall perform the Services in accordance with the Parameters.

2.5 If a Service contemplates that FIS will be clearing or settling transactions and/or processing payments, then FIS, in its sole discretion, may require Client to establish and maintain a clearing or settlement account (“Settlement Account”) with a minimum balance determined by FIS. Client shall maintain sufficient funds in the Settlement Account to cover any amounts required to facilitate the orderly processing and settlement of transactions, and is solely responsible for properly applying all credits and debits made to the Settlement Account. Client shall notify FIS in writing of any change in Settlement Account information within three (3) business days of occurrence.

2.5.1 To the extent FIS has not agreed to be responsible, Client shall be solely responsible for the transmission of any information, data, records or documents (collectively, “Data”) necessary for FIS to perform a Service at Client’s expense, and shall bear any risk of loss resulting from that transmission until FIS confirms receipt. FIS shall bear the risk of loss resulting from Data transmitted to Client until Client confirms receipt. If Client directs FIS to disclose Data to a third party, Client shall provide FIS with written authorization to do so and bear any risk of loss or liability associated with that disclosure. In addition, FIS shall be held harmless from any claim resulting from the third party’s use of that Data, and may, in its discretion, require the third party to enter into a written agreement with FIS governing disclosure of that Data.

2.5.2 FIS shall not be responsible for the accuracy, completeness or authenticity of any Data furnished by Client or a third party, and shall have no obligation to audit, check or verify that Data. If any Data submitted by Client or a third party to FIS is incorrect, incomplete or not in the required format, FIS may require Client to resubmit the Data or FIS may correct the Data and bill Client its then current rates for performing those corrections. FIS shall attempt to notify Client prior to Client incurring such expense.

2.6 In accordance with FFIEC business continuity guidelines, FIS shall maintain a disaster recovery plan designed to minimize the risks associated with a disaster affecting FIS’ ability to provide the Services under the Agreement. FIS’ recovery time objective (RTO) under such plan is as set forth in the continuity program summary document made available to Client or such other RTO as has been agrees on in an Addendum or service level agreements pertaining to an Addendum. FIS will maintain adequate backup procedures in order to recover Client’s Data to the point of the last available good backup, with a recovery point objective (RPO) of twenty-four (24) hours, depending on the availability of data. FIS will test its disaster recovery plan annually. Upon request, FIS will provide a summary of its disaster recovery plan and test results sufficient to establish compliance with FFIEC guidelines, excluding any proprietary information or NPI. Client authorizes FIS to provide Client’s Data to external suppliers in order to test and prepare for disaster recovery, as well as provide replacement services in the event of a disaster. Client is responsible for adopting a disaster recovery plan relating to disasters affecting Client’s facilities and for securing business interruption insurance or other insurance necessary for Client’s protection.

2.6 FIS may change features, functions, and attributes of a Service from time to time so long as those changes do not have a material adverse impact on the performance of the Service or the Confidentiality of Client Data. If Client requests a change to a Service, the parties shall negotiate the terms for such change, which terms will be set forth in a mutually agreed upon statement of work (“SOW”).

3. Third Party Services. If an Addendum describes the provision of a third party product or service (“Third Party Service”), the following subsections also apply:

3.1 With respect to each Third Party Service, FIS shall: (i) provide Client with the applicable standard reporting; (ii) bill Client for use; and (iii) provide Level One Customer Care (as defined below) to Customers. Client acknowledges that FIS is not the provider of any Third Party Service, and Client shall, if required by FIS, enter into a separate agreement for the Third Party Service directly with the applicable provider. In its provision of “Level One Customer Care”, FIS will: (i) handle incoming Customer calls regarding a Third Party Service, (ii) gather information to identify the issue, (iii) respond to basic Customer questions; and (iv) if necessary, refer issues requiring further analysis or troubleshooting to the Third Party Service provider for additional Customer support.

3.2 Except to the extent warranties or representations are stated otherwise, FIS makes no warranties or representations of any kind regarding the correctness, accuracy, completeness, merchantability or fitness of any Third Party Service or any associated data, information or system. FIS will pass through to Client end-user warranties and service level standards to the extent received by FIS from Third Party Service providers.

3.3 If a Third Party Service is terminated prior to the end of its term either (i) by Client or by FIS at Client’s request, or (ii) as a result of Client’s action or inaction, Client shall pay FIS, in addition to any other amounts owed, an amount equal to any termination costs and fees incurred or owing by FIS as a result of such termination, and shall be refunded any unearned prepaid amounts.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

4. Use of Services, Software and Third Party Services. Client agrees that, except as otherwise permitted in the Agreement or in writing by FIS, Client will use the Service, Third Party Services and/or Software only for its own internal business purposes to service its bona fide U.S.-based Customers and will not sell or otherwise provide, directly or indirectly, any of the Service, Third Party Service, Software or any portion thereof to any third party. “Software” shall mean, individually or collectively, any software and/or interfaces as may be licensed to Client by FIS or its affiliates pursuant to a Software License and Maintenance Addendum to the Agreement. Client agrees that FIS may use all suggestions for improvement and comments regarding the Service, Third Party Service, or Software that are furnished by Client to FIS in connection with the Agreement, without accounting or reservation. Unless and except to the extent that FIS has agreed to provide Client support services for Client, Client shall be responsible for handling all inquiries of its Customers relating to the Service.

5. Materials. As a convenience, FIS may provide Client with sample forms, procedures, scripts, marketing materials or other similar information (collectively, “Materials”). Client shall have a license to use those Materials, if any, solely for its own internal use during the term of the related Addendum and solely in a manner that is consistent with the Specifications. Client’s license to use the Materials shall expire immediately upon termination of the Agreement or the related Addendum. Client is responsible for its use of Materials and bears sole liability for any such use.

6. Training. FIS shall provide Client with training in the use and implementation of Services, Third Party Services, and/or Software as described in the Agreement. Unless otherwise specifically set forth in an Addendum or its attachments, FIS shall provide training at FIS’ then current rates, plus travel expenses (if applicable), on mutually agreeable dates and times. At Client’s expense, FIS may offer training sessions on-line or at an FIS or Client location.

7. Fees and Other Charges.

7.1 Client shall pay all fees and charges set forth in the pricing attachment(s) to the Addendum. ***** percent (*****%) of the one-time fees shall be paid upon execution of each Addendum, and the remaining *****percent (*****%) shall be paid upon the applicable Commencement Date, unless otherwise set forth in an Addendum. Recurring fees shall be paid beginning on the Commencement Date. FIS may change any pass-through fees (e.g., postage, supplies, courier, data transmission, and telecommunications expenses), outside of its control as its cost for such items change. FIS may adjust recurring fees for its products and services by the amount of the percentage change in CPI annually provided the minimum aggregate pricing change during any 12-month period is *****percent (*****%), and the maximum aggregate pricing change during any 12-month period is three percent (*****%), of the pricing then applicable to the product or service. Such increase shall be effective on the first day of the month of the anniversary of the Commencement Date of an Addendum. If the CPI-U is ever discontinued or revised, FIS and Client will in good faith agree to select another government index as a substitute in order to obtain substantially the same result. Fees, costs and expenses owed by Client are exclusive of charges for non-standard materials, work, hardware, software or travel. Travel time, if required, will be charged at *****% of FIS’ standard hourly rates, or such other rates and amount agreed upon by Client, but will not exceed eight (8) hours per day per resource.

7.2 Client agrees to pay FIS the amount of its invoice within thirty (30) days of the invoice date. In the event of a dispute over the amount of an invoice, Client will pay the undisputed amount, and the parties will engage in the dispute resolution procedures of this Agreement to resolve such dispute as soon as reasonably practicable.

7.3 Billing errors shall only be corrected as soon as reasonably possible, but in no event later than twenty-four (24) months following the last occurrence of the error. In the event of over-billing, FIS will correct the error on the next invoice by credit to Client. If Client was under-billed, FIS will add the under–billed amount to a future invoice. FIS may utilize any amounts owed to Client under the Agreement to pay or reimburse FIS for amounts owed by Client.

7.4 All charges and fees to be paid by Client under the Agreement (including the Addenda) are exclusive of any applicable withholding, sales, use, excise, value added or other taxes. The parties agree to cooperate in determining any taxable and non-taxable products or services. Any such taxes for which FIS is responsible to collect from Client shall be billed by FIS and paid by Client. Client agrees to reimburse or indemnify FIS for any taxes, penalties and interest assessed by any taxing authority arising out of the Agreement. FIS shall pay and hold Client harmless for any taxes on its property, income or payroll. Client agrees to hold FIS harmless for any sales, use, excise, value added or other taxes assessed by a taxing authority arising out of the Agreement. In the event of any assessment by a taxing authority, both parties agree to cooperate with each other to resolve issues in order to minimize such assessment.

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8. Intellectual Property.

8.1 Client is not acquiring a copyright, patent or other intellectual property right in any Service, Third Party Service, Software, Deliverable, Specifications or Material, or in any data, modifications, customizations, enhancements, changes or work product related thereto. “Deliverable” means any work product or other item (whether tangible or intangible) created by FIS or provided by FIS to Client pursuant to the Services, Third Party Services, or Software, and which may be described more particularly in an Addendum, SOW, or other document signed by the parties.

8.2 Any intellectual property rights that existed prior to the Effective Date of an Addendum shall belong solely to the party owning them at that time. Neither party shall be entitled to any copyright, trade secret or patent of the other party.

8.3 Client shall not alter, obscure or revise any proprietary, restrictive, trademark or copyright notice included with, affixed to, or displayed in, on or by a Service, Third Party Service, Software, Deliverable or Specifications.

9. Confidentiality.

9.1 Each party shall treat information received from the other that is designated as “confidential” at or prior to disclosure (“Confidential Information”) as strictly confidential. FIS designates all information relating to the Services, Third Party Services, Software, Deliverables, Specifications and the terms of the Agreement as its Confidential Information. Client designates non-public financial information that is personally identifiable to a Customer (referenced in the Gramm-Leach-Bliley Act of 1999 as “Non-public Personal Information” or “NPI”) as its Confidential Information.

9.2 Each party shall: (i) restrict disclosure of the other party’s Confidential Information to employees and agents solely on a “need to know” basis in accordance with the Agreement; (ii) advise its employees and agents of their confidentiality obligations; (iii) require agents to protect and restrict the use of the other party’s Confidential Information; (iv) use the same degree of care to protect the other party’s Confidential Information as it uses to safeguard its own Confidential Information of similar importance; (v) establish procedural, physical and electronic safeguards, designed to meet the objectives of the FFIEC Interagency Guidelines, to prevent the compromise or unauthorized disclosure of Confidential Information and meet the requirements of Massachusetts data privacy laws and regulations, including Mass. G.L. c.93H, 201 C.M.R. §17.00 (Standards for the Protection of Personal Information of Residents of the Commonwealth) and any other Massachusetts data privacy law or regulation which may subsequently be enacted and issued, all as they may be modified from time to time; and (vi) notify the other party of any unauthorized possession or use of its Confidential Information as soon as possible following notice of that unauthorized use or possession. FIS shall promptly notify Client of any incident that has resulted or is likely to result in the misuse of NPI, and shall comply with all Laws regarding NPI that are applicable to it as a third party processor.

9.3 Confidential Information shall remain the property of the party from or through whom it was provided. Except for NPI, neither party shall be obligated to preserve the confidentiality of any information that: (i) was previously known; (ii) is a matter of public knowledge; (iii) was or is independently developed; (iv) is released for disclosure with written consent; or (v) is received from a third party to whom it was disclosed without restriction. Disclosure of Confidential Information shall be permitted if it is: (a) required by law; (b) in connection with the tax treatment or tax structure of the Agreement; or (c) in response to a valid order of a U.S. court or other governmental body, provided the owner receives written notice and is afforded a reasonable opportunity to obtain a protective order. Upon termination of an Addendum, each party shall destroy the other party’s Confidential Information relating to that Addendum in a manner designed to preserve its confidentiality, or, at the other party’s written request and expense, return it to the disclosing party. The party required to destroy the data shall furnish certification of its destruction upon request. Upon termination of the Agreement, each party shall destroy any remaining Confidential Information of the other party in the same manner or, if so requested, return it to the disclosing party at its expense.

10. Indemnification.

10.1 Client shall indemnify, defend, and hold harmless FIS and its officers, employees, directors, agents, affiliates and shareholders, in their individual capacities or otherwise, from and against any and all losses, claims, demands, penalties, actions, causes of action, suits, obligations, liabilities, damages, delays, costs or expenses, including reasonable attorney’s fees (collectively, “Losses”) asserted by a third party that result from, relate to, arise out of, or are incurred in connection with: (i) Client’s gross negligence or willful misconduct resulting in personal injury or property damage; (ii) Client’s misuse of a Service, Materials, Third Party Service, Software, Specifications or Deliverables; (iii) inaccurate or incomplete Data provided by or on behalf of Client; (iv) Client’s use of a Service, Third Party Service, Software and/or Deliverable with computer programs or services owned, licensed or provided by someone other than FIS; (v) Client’s failure to comply with applicable Laws; (vi) Client’s failure to comply with the terms of any Third Party Service

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agreement; (vii) any claim of libel, violation of privacy rights, unfair competition or infringement of patents, trademarks, copyrights or other intellectual property caused by Client or a Customer; or (viii) any Customer claim, action or suit, except for a Customer Claim arising out from FIS’ breach of its obligations under Section 10.4 below.

10.2 FIS shall indemnify, defend and hold harmless Client, and its officers, employees, directors, agents and shareholders, in their individual capacities or otherwise, from and against any and all Losses asserted by a third party that result from, relate to, arise out of, or are incurred in connection with: (i) FIS’ gross negligence or willful misconduct resulting in personal injury or property damage; (ii) FIS’ failure to comply with laws applicable to FIS as a third party provider of a Service; or (iii) a claim that a Service, Software, or Deliverable infringes a registered U.S. patent, trademark, copyright. However, FIS shall not be liable for (and Client shall indemnify FIS against) any infringement claim that results, in whole or in part, from: (a) Client’s use of a Service, Software or Deliverable in a manner or for a purpose not specifically described in the Agreement (including the Addenda) or Specifications; (b) Client’s use of a Service, Software or Deliverable with computer programs, processes, hardware, systems, or services owned, licensed or provided by someone other than FIS; or (c) Client’s products or services; or d) Client’s failure to implement corrections or changes provided by FIS. If a claim of infringement of a registered U.S. patent, trademark or copyright has been asserted, or in FIS’ opinion is about to be asserted, FIS may, at its option either: (1) procure for Client the right to continue using the Service, Software or Deliverable; (2) replace or modify the Service, Software, or Deliverable so that it becomes non-infringing; (3) terminate the applicable Addendum or SOW and refund all pre-paid fees covering future use of the Service, Software or Deliverable; or (4) defend the action on Client’s behalf and pay any associated costs or damages.

10.3 FIS shall indemnify, defend and hold harmless Client, and its officers, employees, directors, agents and shareholders, in their individual capacities or otherwise, from and against any and all Losses to the extent that they result from, relate to, arise out of, or are incurred in connection with: (i) FIS negligence or willful misconduct resulting in personal injury or property damage, (ii) FIS’ failure to comply with applicable laws; (iii) FIS’ material breach of this Agreement; (iv) a claim that a Service, Software or Deliverable infringes on a registered U.S. patent, trademark or copyright or violates a trade secret. However, FIS shall not be liable for, and Client shall indemnify FIS from any infringement claim to the extent caused by (a) Client’s use of a Service, Software or deliverable in a manner or for a purpose contrary to the stated use or purposes described in this Agreement (including the Addenda) or Specifications; (b) Client’s use of a Service, Software or Deliverable with computer programs, processes, hardware systems or services owned, licensed or provided by someone other than FIS; or (c) a failure to implement corrections or changes provided by FIS.

10.4 FIS and Client each shall implement and maintain technical, physical and organizational safeguards that are designed to protect and secure all Confidential Information (including NPI) against unauthorized access, dissemination or misappropriation, and against loss, destruction or alteration, that comply with US federal regulatory requirements, the Massachusetts data privacy law, 201 CMR 17.00 (Standards for the Protection of Personal Information of Residents of the Commonwealth), and any other states within the United States applicable to the Service being provided to Client relating to data privacy, personal data and data protection. FIS will notify Client promptly in writing of any confirmed material security breach, intrusion, or attack that is successful in inappropriately accessing Client’s Confidential Information; and Client will notify FIS promptly in writing of any confirmed material security breach, intrusion, or attack that is successful in inappropriately accessing FIS’ Confidential Information affecting FIS’ products or Services to Client. In addition to any other right to reimbursement or indemnification specifically set forth in this Agreement, FIS agrees to indemnify and hold Client harmless from and against all Data Confidentiality and Security Damages that are incurred by Client. The foregoing indemnification is not subject to the monetary direct damage liability limitations set forth in Section 16.5. For purposes of this Section, “Data Confidentiality and Security Damages” means actual out-of-pocket damages, losses, fines, penalties, deficiencies, liabilities (including settlements and judgments) incurred by Client, and the reasonable out-of-pocket costs and expenses (including interest, court costs, fees and expenses of attorneys, accountants and other experts and professionals and other fees and expenses of litigation and other proceedings or arising out of any claim, default or assessment) incurred by Client, in each case to the extent caused by FIS, excluding any indirect, incidental, consequential, special, delay or punitive damages (including, but not limited to, damages for loss of business profits or revenue, business interruption, loss of reputation, loss of market value, loss of information, loss of goodwill, reputational damage or other pecuniary loss). FIS shall not be liable for any Data Confidentiality and Security Damages to the extent caused by Client, including, without limitation, Client’s failure to properly secure its network and electronic systems or any resulting disclosure, loss, unauthorized access or misappropriation.

10.5 The obligation to provide indemnification under this section is contingent upon: (i) the indemnified party promptly notifying the indemnifying party in writing of any claim; (ii) the indemnifying party having sole control over the defense and settlement of the claim; (iii) the indemnified party reasonably cooperating during defense and settlement efforts; and (iv) the claim not arising, in whole or in part, out of the action or inaction of the indemnified party.

10.6 Except in the case of material breach by a party to whom the obligation of indemnification would otherwise be owed, the obligations to provide indemnification under this Section 10 shall survive termination of this Agreement for a period of six (6) years after termination.

10.7 To the extent that FIS engages a subcontractor, FIS shall remain solely responsible for the performance of the subcontracted work including compliance related obligations, and Client shall have no recourse, and shall assert no claim, against any subcontractor of FIS. FIS shall not use any subcontractors that perform all or part of any Services for Client or store any Confidential Information of Client’s outside of the United States.

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11. Disclaimer.

11.1 Limitation of Liability. FIS SHALL NOT BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, DELAY OR PUNITIVE DAMAGES WHATSOEVER (INCLUDING BUT NOT LIMITED TO, DAMAGES FOR LOSS OF BUSINESS PROFITS OR REVENUE, BUSINESS INTERRUPTION, LOSS OF INFORMATION, OR OTHER PECUNIARY LOSS), EVEN IF FIS WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

11.2 Except as otherwise specifically agreed, under no circumstances shall FIS be liable for any Losses caused, by the acts or omissions, negligent, intentional or otherwise of: (i) Client; (ii) a third party; (iii) use of attachments, features, or devices not authorized by the Specifications; (iv) improper or inadequate conditions at a site; (v) improper or incomplete installation not caused by FIS; (vi) equipment changes, reconfigurations, upgrades or relocations; (vii) abuse, misuse, alteration or use that is inconsistent with the terms of the Agreement or Specifications; (viii) incorrect or incomplete Data supplied by Client or its agents other than FIS; (ix) software, hardware or systems not supplied by FIS; (x) a Force Majeure Event; or (xi) a failure that is not directly attributable to, or reasonably anticipated by, FIS or under FIS’ direct control.

11.3 EXCEPT AS SPECIFICALLY AGREED IN WRITING, ALL SERVICES, THIRD PARTY SERVICES, SOFTWARE, DELIVERABLES, EQUIPMENT, AND MATERIALS ARE PROVIDED “AS IS”, AND ALL WARRANTIES, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE OR ERROR-FREE OPERATION (EVEN IF CREATED BY THE INTERNATIONAL SALE OF GOODS CONVENTION), ARE DISCLAIMED IN THEIR ENTIRETY.

12. Outsourcing Management; TSP Audit and Vendor Diligence Information.

12.1 FIS will cooperate with Client to meet its responsibilities to diligence and audit FIS as its third party technology service provider (TSP), as contemplated by the FFIEC IT Examination Handbook and related guidelines (TSP Guidelines). FIS will regularly make available audit reports and materials that address Client’s vendor management and diligence requirements under the TSP Guidelines. Specific information regarding the available materials meeting the TSP Guidelines shall be made available under the “Vendor Diligence and Audit Materials” on the FIS Client Portal.

12.2 Through its FIS Client Portal and FIS Governance Site, Client will have continuous electronic access to audit reports, attestations, and other detailed information regarding FIS’ internal systems testing and procedures, and FIS’ information security and data privacy controls. These audit materials and attestation evidence FIS’ compliance with all industry and regulatory standards and include recent independent audits (such as SSAE 16’s), third party attestations and certifications (such as AT101’s and PCI AOC’s), and detailed information and testing results regarding physical, technical and administrative controls utilized by the Service business lines within FIS and the security of Client’s Confidential Information.

12.3 Client may attend any or all of the FIS In-Depth Conferences, which provide detailed audit information and in-depth in-person discussions with FIS’ senior executive team regarding FIS’ information security and risk management processes and system testing results. The In-Depth Conferences provide Client with comprehensive vendor diligence information, including (i) a thorough, interactive review of FIS enterprise-wide security and system controls, and (ii) specific assessments of industry standards and best practices for financial technology information security and risk management. Currently, FIS offers four (4) In-Depth Conferences each year, with clients attending a two-day event onsite at different FIS facilities.

12.4 FIS shall permit governmental agencies that regulate Client in connection with a Service performed by FIS to examine FIS’ books and records to the same extent as if that Service was being performed by Client on its own premises, subject to FIS’ confidentiality and security policies and procedures.

12.5 FIS shall (i) conduct regular vulnerability tests and security audits and provide Client with the summaries of such tests and audits upon reasonable request by Client; and (ii) use commercially reasonable efforts to regularly upgrade the Service in order to be consistent with generally accepted industry and security standards.

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13. Use of Names and Trademarks. FIS may use Client’s name and logo: (i) in a general listing of users of its products and services; and (ii) as reasonably necessary to perform any Services. Other than the foregoing: (a) neither party shall use the other party’s logos, trademarks or stock exchange ticker symbol unless pre-approved in writing; and (b) the parties shall consult with each other in preparing any press release or other similar communication that mentions or implies a relationship between them.

14. Relationship.

14.1 FIS is an independent contractor. Neither FIS nor any of its representatives are an employee, partner or joint venturer of Client. FIS has the sole obligation to supervise, manage and direct the performance of its obligations under the Agreement. FIS reserves the right to determine who will be assigned to perform its obligations, and to make replacements or reassignments as it deems appropriate. Each party shall be solely responsible for payment of compensation to its respective personnel, and assumes full responsibility for payment of all federal, state, local and foreign taxes or contributions imposed or required under unemployment insurance, social security and income tax laws with respect to such personnel. Except as expressly stated in the Agreement, neither party shall be an agent of the other, nor have any authority to represent the other in any matter. To the extent that FIS engages a subcontractor, FIS shall remain solely responsible for the performance of the subcontracted work. Client shall have no recourse, and shall assert no claim, against any subcontractor of FIS.

14.2 For Services provided by a Third Party, Client will advise FIS of the terms of its Client’s Vendor Management Program that apply. FIS agrees to use all reasonable efforts to seek and maintain Third Party compliance in a timely and thorough manner with all applicable requirements.

15. Insurance. FIS shall maintain and provide annual evidence of the following minimum insurance coverage and limits: (i) statutory workers’ compensation in accordance with all Federal, state, and local requirements; (ii) employer’s liability insurance with limits of coverage of $1,000,000 (a) per accident, bodily injury (including death) by accident, (b) per bodily injury (including death) by disease, and (c) per employee for bodily injury (including death) by disease as required by the state in which the Services are performed; (iii) commercial general liability with an aggregate of $2,000,000, and $1,000,000 per occurrence for bodily injury, property damage and personal injury; (iv) automobile liability insurance, including FIS-owned, leased, and non-owned vehicles with a single limit of $1,000,000; (v) property insurance, covering the hardware and other equipment used by FIS to provide the Services; (vi) errors and omissions, including technology E&O coverage, with limits of $10,000,000 per claim and in the aggregate; (vii) umbrella (excess) liability insurance for the above-referenced comprehensive general liability and employer’s liability coverage in the amount of $10,000,000 per occurrence and in the aggregate; and (viii) crime insurance, with coverage extended to include property of Client in the care, custody, or control of FIS, or for which FIS is legally liable, with limits of $10,000,000 per claim and in the aggregate. Client and FIS shall in good faith renegotiate a reasonably satisfactory the amount of required insurance coverage every three years.

16. Termination and Additional Remedies.

16.1 In addition to any other remedies, either party may terminate this Agreement or an Addendum on thirty (30) days advance written notice if the other party: (i) fails to cure a material breach within thirty (30) days of receiving written notice to do so; (ii) is the subject of a dissolution, reorganization, insolvency or bankruptcy action that is not dismissed within forty-five (45) days of being filed; (iii) suffers the appointment of a receiver, conservator or trustee; (iv) commits any act related to the Service with an intent to defraud the other party; (v) discontinues performance under the Agreement because of a binding order of a court or regulatory body. If a breach cannot reasonably be cured within thirty (30) days, the non-breaching party may not terminate the Agreement so long as the breaching party promptly commences work and completes correction within ninety (90) days of receiving written notice of the breach. However, notwithstanding the foregoing: (a) if a party has delivered a notice of material breach regarding the same issue to the other party on two previous occasions within a twelve (12) month period, then the party not in breach shall not be required to permit the other party ninety (90) days to cure, but may terminate with respect to the Service for which a repeated breach has been documented at the sole election of the party not in breach, and without the requirement to pay Services Liquidated Damages for the Service terminated; and (b) if the material breach is a breach by FIS of customer information security, or a breach of laws under the Graham-Leach-Bliley Act of 1999 or the Massachusetts Privacy Act, then the Client may terminate any or all of the Services under this Agreement upon not less than sixty (60) days’ notice without the requirement of paying any Services Liquidated Damages.

16.2 Due to the likelihood of irreparable injury, each party shall be entitled to seek an injunction against the other for any breach of confidentiality, indemnification and intellectual property obligations.

16.3 If an Addendum is terminated by FIS prior to the end of its term for Client’s breach pursuant to the terms of the Agreement, or if Client terminates the Agreement or an Addendum prior to the end of its term (except as otherwise

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

permitted hereunder), Client shall pay FIS, in addition to any other amounts owed, liquidated damages (“Services Liquidated Damages”) equal to: (i) the greater of (a) the Applicable Percentage of the average monthly fees incurred under each terminated Addendum during the preceding six (6) months (or, during such shorter period if the Service has been in production for less than six (6) months), (b) any minimum fees due under each Addendum, or (c) Applicable Percentage of the estimated monthly charge for the Service (as set forth in the pricing attachment to each terminated Addendum), in each case multiplied by the number of months remaining in the then current period of the terminated Addendum; (ii) any costs incurred by FIS as a consequence of the termination; plus (iii) any unpaid one-time fees set forth in each terminated Addendum. If termination of the Agreement or an Addendum occurs prior to the providing of any such Services, then the amount due under subsection (i) above will be calculated using the minimum monthly amount due for each such Service, if any, or the estimated monthly charge (as set forth in the pricing attachment) that FIS would have reasonably expected to receive. If Services Liquidated Damages are paid to FIS in connection with an acquisition of Client by a third party, and the acquisition does not occur and Client retains the Services as before the acquisition, then FIS shall, at Client’s option, refund the amount paid as Services Liquidated Damages within thirty (30) days of Client’s request, or credit such amounts paid toward future amounts owed to FIS. As used herein the term “Applicable Percentage” means *****percent (*****%) for each Addendum designated in the Order Form as a “Core” Software, Service or Third Party Service, and *****percent (*****%) for any other Software, Service or Third Party Service.

16.4 Upon termination of the Agreement or an Addendum, FIS shall cooperate in the transition of the Services to Client or a replacement service provider and, if requested by Client, perform ancillary services for the applicable fees. However, no master files, transaction data, test data, record layouts or other similar information shall be provided by FIS until: (i) Client and, if applicable, the replacement service provider, have executed FIS’ deconversion confidentiality agreement; (ii) Client has fully paid all outstanding amounts; (iii) Client has made a reasonable deposit or completely prepaid FIS’ fees for deconversion assistance; and (iv) the parties mutually agree on a date for deconversion that is at least one hundred eighty (180) days following FIS’ receipt of Client’s notice of deconversion. If the one hundred eighty (180) day period ends between the third week of November and the third week of January, the time period for completing deconversion may be extended until the first week of February. In addition, upon termination of the Agreement, FIS may, at Client’s request and expense, continue to provide the corresponding Service(s) until the deconversion is completed, provided the parties agree to such continuation in writing.

16.5 Excepting for damages not subject to the cap contained in this Section 16.5, FIS’ total liability to Client for a Service shall be limited to the aggregate amount of fees actually paid by Client for the corresponding Service during the ***** (*****) months preceding the date of the event that is the basis for the first claim. However, if the negligence or error by FIS is in the performance or nonperformance of its Data processing duties hereunder or under any Addendum, then FIS’ liability shall be limited to reprocessing the Data for Client, in which event, FIS’ obligation to reprocess Data is contingent upon Client promptly notifying FIS within two (2) business days or two (2) processing cycles after the receipt of erroneous Data.

16.6 If FIS’ rating under the Uniform Rating System for Information Technology (URSIT) is at any time downgraded to “4” or “5”, then FIS will promptly notify Client of such downgrade and Client may at that time (but shall not be required to) declare that a breach of its contract has occurred. In such event, Client will communicate in writing to FIS that a breach of contract has occurred, and FIS shall then have 30 days to communicate to Client FIS’s plan to correct the breach of contract and an additional 60 days to correct such breach. If FIS does not agree that a breach has occurred, the parties will utilize the arbitration provisions set forth in this Agreement and if the arbitrator determines that a breach of Client’s contract has occurred, then Client may terminate this Agreement without the requirement of paying Services Liquidated Damages, early termination fees or deconversion fees.

17. Export Restrictions and Unlawful Activity.

17.1 FIS’ Confidential Information is subject to export controls under applicable law. Accordingly, Client shall: (i) remain in compliance with all requirements associated with these laws; (ii) cooperate fully with any audit related to these laws; and (iii) not utilize FIS’ Confidential Information in any country that is embargoed by the U.S. government. Client shall be solely responsible for the importation of FIS’ Confidential Information, including obtaining any approval or permit necessary for importation or use.

17.2 Neither Client nor any of its directors, officers, agents, employees or other persons associated with or acting on its behalf: (i) have received or will receive any unlawful contribution, gift, entertainment or other payment from FIS; (ii) is a governmental entity; or (iii) is in violation of, or will violate any applicable anti-corruption or anti-bribery law. FIS shall have an irrevocable right to immediately terminate the Agreement or any other relationship with Client if this subsection is breached.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

18. Miscellaneous.

18.1 Client shall not assign, subrogate or transfer any interest, obligation or right arising out of the Agreement without prior written consent from FIS, which shall not be unreasonably withheld. Any dissolution, consolidation, merger, transfer or reorganization of a majority of the assets or stock of Client shall constitute an attempted assignment, and shall be void from its inception. Subject to the foregoing, the terms of the Agreement shall be binding upon and inure to the benefit of permitted successors and assigns.

18.2 Any claim, controversy or dispute between the parties with respect to the terms and conditions of this Agreement, or any subject matter governed by this Agreement, other than disputes regarding a party’s compliance with the confidentiality provisions of this Agreement (which either party may present to a court of competent jurisdiction), that has not been resolved through informal methods set forth in this Agreement shall be resolved through binding arbitration of the issue in accordance with the following procedures. The election of arbitration as the sole ultimate remedy for dispute resolution, however, shall not limit the ability of either party to send notices of termination or otherwise exercise their rights of termination set forth in this Agreement.

(a) Either party may request arbitration by giving the other involved party written notice to such effect, which notice shall describe, in reasonable detail, the nature of the dispute, controversy or claim. Such arbitration shall be governed by the Commercial Arbitration Rules of the American Arbitration Association, 1939 Rhode Island Avenue, N.W., Suite 509, Washington, D.C. 20036 (“AAA”), as amended by this Agreement and conducted in English.

(b) Upon either party’s request for arbitration, an arbitrator shall be selected by mutual agreement of the parties to hear the dispute in accordance with AAA rules. If the parties are unable to agree upon an arbitrator, then either party may request that the AAA select an arbitrator and such arbitrator shall hear the dispute in accordance with AAA rules. For disputes amounting to US $1,000,000 or more, a panel of three arbitrators shall be selected to hear the dispute. In such case, each party shall select one arbitrator who shall be unaffiliated with such party, and the two arbitrators shall select a third arbitrator. If the two arbitrators are unable to agree upon a third arbitrator, the AAA will select the third arbitrator. In the case of a three-arbitrator panel, the decision of a majority shall control. If FIS requests arbitration, the arbitration shall be held in Boston Massachusetts. If Client requests arbitration, the arbitration shall be held in Jacksonville, FL.

(c) Each of the parties shall bear its own fees, costs and expenses of the arbitration and its own legal expenses, attorneys’ fees and costs of all experts and witnesses. Unless the award provides otherwise, the fees and expenses of the arbitration procedures, including the fees of the arbitrator or arbitrators, will be shared equally by the involved parties. At such time as the dispute is resolved, interest at a rate equal to the lesser of (i) the prime rate plus 2% per annum as announced from time to time by the Bank of America or its successor or (ii) 12% (as calculated on the basis of the actual days in the applicable calendar year) for the period of dispute shall be paid to the party entitled to receive the disputed monies to compensate for the lapsed time between the date such disputed amount originally was to have been paid (or was paid) through the date monies are paid (or credited) in settlement of the dispute.

(d) Any award rendered pursuant to such arbitration shall be final, conclusive and binding upon the parties, and any judgment thereon may be entered and enforced in any court of competent jurisdiction.

18.3 This Agreement shall be interpreted, construed, governed and enforced in accordance with the laws of the State of Delaware, excluding its rules governing choice of laws.

18.4 All notices given in connection with the Agreement must be in writing and delivered via overnight delivery. Notices shall be delivered to the address set forth in the Agreement. Notices to FIS shall include a copy (which shall not constitute notice) to the General Counsel at the same address. Telephone communications between FIS and Client and/or Customers may be monitored or recorded without further notice in order to maintain service quality.

18.5 FIS shall not be liable for any loss, damage or failure due to causes beyond its control, including strikes, riots, earthquakes, epidemics, terrorist actions, wars, fires, floods, weather, power failure, telecommunications outage, acts of God or other failures, interruptions or errors not directly caused by FIS (“Force Majeure Event”).

18.6 Neither Client nor FIS shall be liable for any indirect, incidental, consequential, special, delay or punitive damages whatsoever (including but not limited to, damages for loss of business profits or revenue, business interruption, loss of information, or other pecuniary loss), even if they have been advised of or should have been aware of the possibility of such damage.

18.7 Each party represents and warrants that it has full legal power and authority to enter into and perform its obligations without any additional consent or approval.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

18.8 The Agreement (including these General Terms, all Addenda, and the pricing attachments) together with any attachments thereto, constitute the entire agreement and understanding of the parties with respect to its subject matter. All prior agreements, understandings and representations regarding the same or similar services are superseded in their entirety. In the event of a conflict, ambiguity or contradiction in documents, the documents will take precedence over each other in accordance with the following ranking: (i) SOWs; (ii) exhibits and attachments; (iii) Addenda; (iv) Specifications; and (v) these General Terms. The Agreement may only be modified by a written document signed by both parties. The parties do not intend, nor shall there be, any third party beneficiary rights.

18.9 No waiver of any provisions of the Agreement and no consent to any default under the Agreement shall be effective unless in writing and signed by the party against whom such waiver or consent is claimed. No course of dealing or failure to strictly enforce any provision of the Agreement shall be construed as a waiver of such provision for any party’s rights. Waiver by a party of any default by the other party shall not be deemed a waiver of any other default.

18.10 If any provision of the Agreement is unenforceable in any respect under law, such enforceability shall not affect any other provision of the Agreement, and the Agreement shall be construed as if such unenforceable provision had not been included to the extent necessary to bring it within the requirements of that law. This Agreement shall not be construed more strongly against either party, regardless of who is more responsible for its preparation. The headings that appear in these General Terms are inserted for convenience only and do not limit or extend its scope.

18.11 The Agreement shall remain in effect until the date on which the last Addendum in effect is terminated, provided, however, that termination of the Agreement or an Addendum shall not impact any right or obligation arising prior to termination, and in any event, Sections 8, 9, 10, and 11, as well as Subsection 18.2, of these General Terms shall survive termination of the Agreement.

18.12 The benefits and obligations of this Agreement shall only inure to the benefit of and/or be binding upon the parties hereto, and, for Client, its named subsidiaries, and for both parties, their permitted successors and permitted assigns. The parties do not intend, nor shall there be any third party beneficiary rights.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

ORDER FORM

Prepared for: Independent Bank Corp 288 Union Street. Rockland, MA 02370 Order Form Reference: 00040989.0 Master Agreement: 00001055.0 Order Form Effective Date: 1/01/2015	Fidelity Information Services, LLC 601 Riverside Avenue Jacksonville, FL 32204-2946

CORE SOLUTIONS & TERM

SOLUTION	APPLICABLE ADDENDUM	INITIAL TERM	RENEWAL TERM

Core Processing Services	The attached Core Processing Services Addendum applies to this product.	72 months	12 months

Horizon Cornerstone	The attached Core Processing Services Addendum applies to this product.	72 months	12 months

HORIZON Banking System and Additional Licensed Software	The attached Horizon Software License and Maintenance Addendum applies to this product.	72 months	12 months

Horizon Data Vaulting Services	The attached Data Vaulting Services Addendum Horizon applies to this product.	72 months	12 months

Business Continuity Services – Horizon	The attached Disaster Recovery Services Addendum -Horizon applies to this product.	72 months	12 months

Miscellaneous Hardware – Horizon	The attached Equipment and Maintenance Addendum applies to this product.	See addendum	See addendum

SOLUTIONS & TERM

SOLUTION	APPLICABLE ADDENDUM	INITIAL TERM	RENEWAL TERM

QualiFile	The attached ChexSystems Services Addendum applies to this product.	72 months	12 months

QualiFile Advantage	The attached ChexSystems Services Addendum applies to this product.	72 months	12 months

CCX - Merchant Capture	The attached Commercial Capture Xpress Services Addendum applies to this product.	72 months	12 months

Commercial Capture Xpress	The attached Commercial Capture Xpress Services Addendum applies to this product.	72 months	12 months

eDelivery Services	The attached eDelivery Services Addendum applies to this product.	72 months	12 months

Premium Membership (or Compliance Advisory)	The attached EGRC Solution Services Addendum applies to this product.	72 months	12 months

3-D Secure	The attached Electronic Funds Transfer Services Addendum applies to this product.	72 months	12 months

EID: 2685	PLID: 248707
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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

ATM Acquiring Processing	The attached Electronic Funds Transfer Services Addendum applies to this product.	72 months	12 months

ATM/Debit Card Issuing Processing	The attached Electronic Funds Transfer Services Addendum applies to this product.	72 months	12 months

Automated General Ledger Entries	The attached Electronic Funds Transfer Services Addendum applies to this product.	72 months	12 months

Debit MasterCard/Visa Check Services	The attached Electronic Funds Transfer Services Addendum applies to this product.	72 months	12 months

EFT Services - Norcross	The attached Electronic Funds Transfer Services Addendum applies to this product.	72 months	12 months

Fraud Alert Management	The attached Electronic Funds Transfer Services Addendum applies to this product.	72 months	12 months

Host Interface - FIS - Realtime	The attached Electronic Funds Transfer Services Addendum applies to this product.	72 months	12 months

Lost/Stolen Card Service - 24 hr - 800#	The attached Electronic Funds Transfer Services Addendum applies to this product.	72 months	12 months

Miscellaneous Additional Services	The attached Electronic Funds Transfer Services Addendum applies to this product.	72 months	12 months

Network Monthly Connection	The attached Electronic Funds Transfer Services Addendum applies to this product.	72 months	12 months

PIN-based Transaction	The attached Electronic Funds Transfer Services Addendum applies to this product.	72 months	12 months

Signature Based Authorizations/Clearing Transactions	The attached Electronic Funds Transfer Services Addendum applies to this product.	72 months	12 months

Surcharged ATM Transactions	The attached Electronic Funds Transfer Services Addendum applies to this product.	72 months	12 months

Base EFT Processing Services	The attached Electronic Funds Transfer Services Addendum ICBA applies to this product.	72 months	12 months

Stand-in Transactions	The attached Electronic Funds Transfer Services Addendum Norcross applies to this product.	72 months	12 months

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

ID Authentication	The attached Fraud Detection and Identity Services Addendum applies to this product.	72 months	12 months

ID Verification	The attached Fraud Detection and Identity Services Addendum applies to this product.	72 months	12 months

BCX - Package or Software and Installation	The attached Item Processing Services Addendum applies to this product.	72 months	12 months

Branch Capture Express	The attached Item Processing Services Addendum applies to this product.	72 months	12 months

Image Archive Services	The attached Item Processing Services Addendum applies to this product.	72 months	12 months

Payment Services Processing	The attached Item Processing Services Addendum applies to this product.	72 months	12 months

Transaction Account Protection	The attached Item Processing Services Addendum applies to this product.	72 months	12 months

Advanced Login Authentication - BPPMB	The attached Payment Manager Services Addendum applies to this product.	72 months	12 months

Bill Pay - Payment Manager Business	The attached Payment Manager Services Addendum applies to this product.	72 months	12 months

Bill Pay - Payment Manager Consumer	The attached Payment Manager Services Addendum applies to this product.	72 months	12 months

Expedited Overnight Check Payments	The attached Payment Manager Services Addendum applies to this product.	72 months	12 months

Expedited Same Day Electronic	The attached Payment Manager Services Addendum applies to this product.	72 months	12 months

FIS Sends End User Notification	The attached Payment Manager Services Addendum applies to this product.	72 months	12 months

Payment Manager Services - Business	The attached Payment Manager Services Addendum applies to this product.	72 months	12 months

Rich Remittance Check Fee	The attached Payment Manager Services Addendum applies to this product.	72 months	12 months

Standard Business Processing	The attached Payment Manager Services Addendum applies to this product.	72 months	12 months

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

Fraud Management Services - BPPMB	The attached Bill Payment Services Supplement applies to this product.	72 months	12 months

Fraud Management Services - BPPMC	The attached Bill Payment Services Supplement applies to this product.	72 months	12 months

Payment Manager Services - Consumer	The attached Bill Payment Services Supplement applies to this product.	72 months	12 months

Standard Consumer Processing	The attached Bill Payment Services Supplement applies to this product.	72 months	12 months

FIS Output Solutions	The attached Print, Mail and Messaging Services Addendum applies to this product.	72 months	12 months

Print, Render, and Mailing Services	The attached Print, Mail and Messaging Services Addendum applies to this product.	72 months	12 months

BankTEL Financial Suite	The attached Software License and Maintenance Addendum applies to this product.	72 months	12 months

Call Reporter	The attached Software License and Maintenance Addendum applies to this product.	72 months	12 months

TimeSaver Premier	The attached Software License and Maintenance Addendum applies to this product.	72 months	12 months

Y9Reporter	The attached Software License and Maintenance Addendum applies to this product.	72 months	12 months

Accounts Payable - BTEL	The attached Financial Accounting Suite powered by BankTel Systems Software Supplement applies to this product.	72 months	12 months

FIS Xpress Deposits	The attached Xpress Deposit Services Addendum applies to this product.	72 months	12 months

FXD - Consumer Remote Deposit Services	The attached Xpress Deposit Services Addendum applies to this product.	72 months	12 months

Each Service on this Order Form will begin on the Commencement Date for that Service and continue for the initial term in the table above (the “Initial Term”). The Commencement Date of a Service or Software already in use by Client as of the Effective Date shall be 1/01/2015. The Commencement Date of a Service or Software not already in use by Client as of the Effective Date shall be as set forth in Section 2.1.1 of the General Terms or in the case of Software, Section 3.1 of the Software License and Maintenance Addendum. After the Initial Term, the term of the Service automatically renews for the renewal term in the table above (each, a “Renewal Term”) unless terminated by you or FIS in writing at least 180 days prior to the last day of the Initial Term or of the then current Renewal Term.

EID: 2685	PLID: 248707
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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

Migration to FIS Document Management: During the term Client’s ALLView Licensed product is being replaced with FIS Document Management as described in the pricing attachment. Upon the Commencement Date of FIS Document Management, the enterprise license for ALLVIEW shall terminate without penalty. The maintenance for each ALLView and FIS Document Manager are as described in the Core Processing Pricing Attachment.

Equipment and Maintenance Charge: Client previously purchased the Hardware described in the Equipment and Maintenance Addendum and the parties agree that the established payments of $****** per month for such purchase shall continue through May 2017 at which time, if all payments have been made, this monthly charge shall cease.

FIS and Client are parties to that certain Information Technology Services Agreement dated 01/12/2011 (“Prior Agreement”), for the provision of the following services (“Excluded Services”): (a) Network Services, and (b) Business Credit Card Services (Base 2000). As of the Effective Date, the Prior Agreement shall terminate for all Software and Services, except for the Excluded Services, which FIS shall continue for the balance of the unexpired term of the Prior Agreement. The Prior Agreement is also hereby modified to strike the General Terms and Conditions that were incorporated by reference as part of the Prior Agreement, and the General Terms and Conditions of this Agreement are incorporated by reference into the Prior Agreement as the applicable General Terms and Conditions thereto.

FIS and Client are parties to that certain Information Technology Services Agreement dated 07/1/2010 (“Prior Agreement 2”), for the provision of the following services (“Additional Excluded Service”): Remittance Processing Services, As of the Effective Date, the Prior Agreement 2 shall terminate for all Software and Services, except for the Additional Excluded Service, which FIS shall continue for the balance of the unexpired term of the Prior Agreement 2. The Prior Agreement 2 is also hereby modified to strike the General Terms and Conditions that were incorporated by reference as part of the Prior Agreement 2, and the General Terms and Conditions of this Agreement are incorporated by reference into the Prior Agreement 2 as the applicable General Terms and Conditions thereto.

This Order Form is governed by the Information Technology Services Agreement between Fidelity Information Services, LLC and Independent Bank Corp. dated 2/27/2015. In the event of any conflict between this Order Form and the Agreement, the terms of this Order Form govern the Software or Services on this Order Form. By signing this Order Form, you agree to purchase the Services and license the Software listed on the attached pricing attachment(s) at the prices listed.

INDEPENDENT BANK CORP		FIDELITY INFORMATION SERVICES, LLC

Signature:	/s/ Barry Jensen	Signature:	/s/ Tammy Seeds

Name:	Barry Jensen	Name:	Tammy Seeds

Title:	CIO	Title:	Controller, Sales Finance

Date:	2/27/2015 | 11:48 ET	Date:	2/27/2015 | 17:20 ET

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

CORE PROCESSING SERVICES ADDENDUM

1. Introduction. Independent Bank Corp. of Rockland, MA (“Client”) engages FIS to provide core processing services described herein or indicated in the pricing attachment (“Service(s)”) for depository and loan accounts of Client and its affiliates using the HORIZON computer software system (“System”) in accordance herewith. The Service shall permit Client’s Customers to initiate and settle transactions from depository and loan accounts maintained by Client (“Accounts”). The particular Accounts to be processed shall be identified by Client from time to time during the term.

2. Data.

2.1 FIS shall not be responsible for the accuracy, completeness or authenticity of any Data furnished by Client or a third party, and shall have no obligation to audit, check or verify that Data. If any Data submitted by Client or a third party to FIS is incorrect, incomplete or not in the required format, FIS may require Client to resubmit the Data or FIS may correct the Data and bill Client its then current rates for performing those corrections. FIS shall attempt to notify Client prior to Client incurring such expense. However, FIS shall be responsible for any Data lost or damaged as a result of FIS’ negligence.

2.2 Except to the extent FIS has been engaged by Client to maintain Data for reconstruction, Client shall maintain a copy of all Data submitted to FIS (whether directly or through a third party) to permit reconstruction if ever required. Client assumes all risk and expense associated with Data reconstruction, except for those expenses incurred as a direct consequence of FIS’ material breach of its obligations to Client. Unless the parties have agreed in advance on a reconstruction schedule, if Data reconstruction is ever required, the parties must mutually agree on a schedule for that reconstruction.

3. Responsibilities of the Parties.

3.1 Responsibilities of Client:

(a) Data Processing Premises. Client agrees to provide FIS with adequate premises, in good repair, to perform its responsibilities hereunder. Such premises shall be referred to herein as the “Data Center”. Without limiting the generality of the foregoing, Client agrees to supply water, sewer, heat, lights, telephone lines and equipment, air conditioning, electricity (including, if desired by Client, an uninterruptible power system, battery backup and backup generator capacity), janitorial services, office equipment and furniture, and parking spaces for FIS employees under the same conditions provided to employees of Client. FIS is not responsible to Client for any injury or damage to tangible personal property or persons which occurs in or around the Data Center unless caused by FIS’s negligence or willful misconduct. Client will provide telephone equipment and telephone service for FIS to communicate with the employees of Client, and as may be reasonably required by FIS to operate the Data Center.

(b) Except as otherwise expressly provided herein, Client is responsible for the operation of any of its data processing facilities other than the Data Center. Client and FIS agree to provide or perform their respective responsibilities as indicated below.

(c) Client Resources. During the Term, Client will provide the Client resources reasonably required for FIS to provide the Services.

(d) Required Consents. For the purposes of this Addendum, a “Required Consent” shall mean permission for FIS to use those assets, services, and rights, if any, leased, contracted for, licensed, or owned by Client, Client software, and Client-provided third party software, if any, to be made available to FIS by Client to enable FIS to provide the Services.

(ii) Cooperation. Client shall obtain all Required Consents. Upon Client’s request, FIS shall assist Client in obtaining the Required Consents. Once each such Required Consent has been obtained, Client shall provide a copy of it to FIS. Until such time as the Required Consent has been obtained by Client, any right to use the affected Client resource shall not be deemed to have been transferred to FIS, and the parties shall cooperate with each other in achieving a reasonable alternative arrangement for the use of the affected Client resources.

(iii) Costs. Any cost incurred by FIS at Client’s request in obtaining a Required Consent shall be separately charged by FIS to Client as a pass-through expense. Upon request of Client, FIS will provide an estimate of such cost and submit to Client prior to incurring such cost.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

(e) Compliance. Client shall comply with all rules, regulations or laws associated with its use of the Service, including those relating to usury, truth-in-lending, fair credit reporting, equal credit opportunity, automated clearing house transfers, electronic funds transfer, privacy and direct marketing, regardless of whether Client uses any forms or other Material supplied by FIS. Client assumes all risk and liability associated with its Accounts, including any risk of counterfeit, charged-back and fraudulent transactions. Client authorizes FIS to comply with all laws applicable to the Service, including any that pertain to the regulation and examination of Client, and shall pay FIS any fees associated with furnishing Data and/or Output to agencies or other bodies that regulate Client.

3.2 Responsibilities of FIS:

(a) Resources and Data Processing Services. FIS will provide to Client the FIS resources, and the data processing services described in this Agreement, including the Exhibits and Attachments which are incorporated herein. The services provided by FIS to Client shall generally include, but not be limited to, the general management of Client’s data processing, installation and enhancement of FIS-developed software systems, operation of software systems developed by FIS and third parties, programming, furnishing, maintaining and operating computer equipment, and providing information in various media forms (hereinafter collectively referred to as “Services”).

(b) The Parties’ shall be responsible for their respective inputs and outputs as described in Exhibit A Section 6 attached hereto. Client must: (i) review, verify and audit all Output; and (ii) balance all reports to verify accuracy and master file information. Client must reject incorrect Output: (a) by the close of the same business day Output is received; (b) within five (5) business days of receiving annual, quarterly or monthly Output; and (c) within three (3) business days after receiving all other Output. FIS will correct any Output errors caused by FIS that are identified within these time frames at no charge. FIS will attempt to correct all other Output errors at Client’s expense. Client’s sole remedy for an Output error is correction as described in this subsection.

(c) Resident Technical Staff. As of the Effective Date of this Addendum, FIS will provide nine (9) technical and analyst personnel. Four (4) operators, one operations supervisor, one (1) programmer, two (2) business analysts, and one (1) account manager) (collectively, the “Resident Staff”). Subject to a reasonable time for replacements in the event of resignations or terminations, FIS will maintain such staffing level throughout the Term of the Addendum. If Resident Staff is reduced for any period over 60 days, the monthly fee will be reduced on a per diem basis. Duties of the Resident Staff shall consist of installing and maintaining the HORIZON software, installing program updates, installing new systems and subsystems, programming, user interface, communication and customer service, systems programming, attending education classes, Customer meetings and research meetings. Client requested HORIZON program modifications and general programming duties will be provided by non-resident FIS personnel at the HORIZON Professional Services rate identified in the Core Processing Services Pricing Attachment if the Resident Staff is unable to perform such duties.

The Resident Staff will monitor any Client-requested projects, and FIS will provide Client with status updates periodically based on frequency that is at the discretion of Client. Client shall have the right to establish all programming and project priorities for the Resident Staff. However, changes in priorities which require reassignment of the Resident Staff to other responsibilities may result in an increase of the time required by FIS to complete certain tasks. At Client’s written request, FIS will increase (when and as resources are available) or decrease the Resident Staff, in accordance with the procedures described in Pricing Attachment.

During the Term of the Addendum, FIS and Client may mutually agree to increase or decrease the Resident Staff If Client decreases the Resident Staff, the Base Processing Fee will be reduced appropriately. Either FIS or Client may reduce the number of Resident Staff during the Term of the Addendum by providing no less than ninety (90) days’ prior written notice to the other party. The parties acknowledge and agree that in order for FIS to provide the Services as they are described in this Addendum, a certain level of staffing is required. If Client requests a reduction in Resident Staff, and if FIS determines in good faith that such a reduction will negatively impact FIS’s ability to perform the Services in accordance with the terms of this Addendum, FIS will so notify Client and the parties will use all reasonable efforts to come to agreement on a staffing level that will enable FIS to provide the Services in accordance with this Addendum. If FIS and Client are unable to reach such an agreement, FIS reserves the right to adjust any Services or delivery timetables accordingly. When the parties have agreed upon a resource reduction, the monthly Base Processing Fee will be reduced by the monthly amount applicable to the eliminated resource(s). The amount of the reduction will be based on the position held by the eliminated resource and the average monthly cost of that position under this

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Addendum. If Client eliminates a part of the Resident Staff, Client will pay any outplacement, termination and/or severance costs incurred by FIS for this type of resource which shall not, in any event, exceed six months of pay for that resource. FIS will promptly respond to Client’s request with a proposed fee schedule adjustment which shall be reasonable in light of the related costs of salaries, recruiting, relocation, severance, and employee benefits resulting from any such increase or decrease. Quotes for increases or decreases in the Resident Staff will be in minimum increments of one person for a minimum term of one year or for such other minimum increment or minimum term as may be agreed upon in writing between Client and FIS, such as part time or temporary increments for a specified time period. FIS will have up to 120 days to implement agreed changes in the Resident Staff.

(d) Security Standards. FIS has implemented and shall maintain appropriate administrative, technical and physical safeguards with respect to Client’s Proprietary Information. Further, FIS will adhere to such additional security measures with respect to Client’s customer information as may reasonably be imposed by Client. If implementation and/or adherence to such additional security measures increases FIS’s costs of operation, Client and FIS will discuss and mutually agree upon an appropriate reimbursement for FIS.

(e) Training. During the Term of this Addendum, FIS will provide to Client up to ten (10) days of training or consulting services on HORIZON each calendar year. Additional training and consulting can be provided by FIS upon payment of FIS’s then-current published fees, subject to normal space availability requirements and compliance with FIS’s standard registration and enrollment deadlines and procedures. Client will pay all travel and lodging expenses of its personnel while attending FIS courses at FIS locations, and all travel and lodging expenses for FIS personnel when training or consulting is at Clients location.

(f) Compliance. The parties acknowledge and agree that Client remains fully and completely responsible for all of its compliance issues. FIS offers tools and technologies that assist Client in meeting compliance requirements. FIS agrees that in the connection with the performance of its services hereunder, FIS shall comply with any federal and state laws and regulations applicable to it as a third party service provider and shall maintain such compliance during the term of this Agreement.

(g) Right to Audit. Notwithstanding Section 12.3 of the General Terms and Conditions, during the Term, Client shall have the right, upon reasonable prior notice to FIS, to have access during normal business hours to the Date Center to monitor and/or audit FIS’ administrative, technical and physical safeguards and compliance with the Graham-Leach-Bliley Act and other federal and state laws and regulations.

(h) Vendor Management. Notwithstanding Section 12 of the General Terms and Conditions, FIS agrees to use all reasonable efforts to comply in a timely and thorough manner with all applicable requirements of Client’s Vendor Management Program (VMP). Client will advise FIS in writing of any material change to the VMP. In connection with FIS’ obligations regarding the VMP, FIS will have, on not less than a biennial basis, a SSAE 16 audit conducted by an independent, nationally recognized accounting or consulting firm with respect to FIS’ software development and operations in the remote location in which FIS performs development (currently, Orlando, FL). Such audit shall be conducted at FIS’ sole cost and expense. FIS will provide a summary of the report promptly after receipt. The report submitted to Client shall include FIS’ management’s response to the exception comments, together with appropriate target dates for completion of required changes.

4. Effective Planning and Communication.

4.1 Audit Conference. FIS will cooperate fully with Client or its designee in connection with Client’s audit functions or with regard to examinations by regulatory authorities as such audit or examination relates to the Services. Client acknowledges that FIS is not responsible for providing audit services or for auditing Client’s records or data. Following any such audit or examination, Client will conduct (in the case of an internal audit), or instruct its external auditors or examiners to conduct an exit conference with FIS and, at such time, and as soon as available thereafter, to provide FIS with a copy of the applicable portions of each report regarding FIS or FIS’s Services (whether draft or final) prepared as a result of such audit or examination. Client also agrees to provide and to instruct its external auditors to provide FIS, a copy of the portions of each written report containing comments concerning FIS or the Services performed by FIS pursuant hereto. Such reports shall be considered Confidential Information and subject to Section 9 of the General Terms. Client agrees that any audit or examination shall be conducted in a manner which does not unreasonably delay, disrupt or interfere with FIS’s delivery of the Services to Client or the delivery by FIS of services to its other customers. Furthermore, Client shall reimburse any reasonable costs incurred by FIS as a result of FIS’s cooperation with Client’s auditors or examiners, and FIS shall notify Client as soon as reasonably possible if FIS anticipates incurring any additional costs due to cooperation with auditors or examiners.

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4.2 Relationship Management. In furtherance of the relationship, the parties shall each appoint one or more relationship managers (each a “Manager”) to oversee and supervise their relationship under this Addendum, the Software License and Maintenance Addendum and the Equipment and Maintenance Addendum, all 3 addenda are collectively referred to as the “Core Addenda”). The parties may change the person appointed as their Manager(s) at any time, upon written notice to the other party. The Managers will speak on a regular basis. The purpose of conversations and meetings will be to discuss and identify any potential sources of misunderstanding that may have arisen with respect to this Addendum and the relationship between the parties.

4.3 Issue Notices. If Client wishes to provide FIS with formal notice of any issue arising under the Core Addenda, Client will first notify FIS’s On-Site Account Manager, in writing, of the issue (an “Issue Notice”). Client shall date every Issue Notice and shall include in any Issue Notice a reasonable level of detail sufficient to explain the issue presented and Client shall provide FIS with reasonable documentation for each issue logged to FIS with the Issue Notice.

4.4 Review of Issue Notices. FIS shall promptly review and log every Issue Notice received and shall notify the Client, in writing, within ten (10) days if FIS needs additional information from the Client to explain or understand the issue presented (an “Additional Information Request”). If FIS does not timely deliver an Additional Information Request to Client, the Issue Notice will be deemed to be sufficiently detailed and logged in for a response by FIS as of the tenth (10th) day after the date of the Issue Notice.

4.5 Informal Resolution. If any problems are identified, the Managers will attempt to resolve any issues together. When both Managers agree that a problem has not been resolved and may lead to a dispute, the Managers will advise their respective managements and arrange a meeting between appropriate representatives of each party for the purpose of attempting to resolve the issue. If any such informal attempts to resolve the dispute prove to be unsuccessful, the parties may resort to the formal Dispute Resolution Procedure set forth below. Once any problem has been resolved, the Managers will prepare a joint written report and submit the report to their Management with a clear explanation of the problem, as well as the resolution.

4.6 Formal Dispute Resolution Procedures. If a formal dispute arises between FIS and Client with respect to the terms and conditions of the Core Addenda, or any subject matter governed by the Core Addenda, other than disputes regarding a party’s compliance with the confidentiality provisions of this Addendum, the parties shall, prior to terminating any of the Core Addenda, attempt in good faith to resolve any such dispute as set forth in this Section.

(a) Claims Procedures. If any party shall have any dispute with respect to the terms and conditions of the Core Addenda, or any subject matter referred to in or governed by the Core Addenda, that party through its Manager shall provide written notification to the Manager of other party in the form of a claim identifying the issue or amount disputed and including a detailed reason for the claim. The party against whom the claim is made shall respond, in writing, to the claim within 14 days from the date of receipt of the claim document. The party filing the claim shall have an additional 14 days after the receipt of the response to either accept the resolution offered by the other party or may, at its option and its sole and absolute discretion, choose to request implementation of the procedures set forth below (the “Escalation Procedures”). Neither party, however, shall have any obligation to elect to proceed with Escalation Procedures if it is dissatisfied with the response to the claim it has submitted.

(b) Escalation Procedures. If the negotiations conducted pursuant to the Claims Procedures set forth above do not lead to resolution of the underlying dispute or claim to the satisfaction of the party that made the claim, then that party may, at its option and in its sole and absolute discretion, notify the other in writing that it desires to elevate the dispute or claim to a higher level of authority within FIS’s organization and within Client’s organization for resolution. Upon receipt by the other party of such written notice, the dispute or claim shall be so elevated and such higher level authorities shall negotiate in good faith and each use their reasonable best efforts to resolve the dispute or claim. The location, format, frequency, duration and conclusion of these elevated discussions shall be left to the discretion of the representatives involved. Upon agreement, the representatives may utilize other alternative dispute resolution procedures to assist in the negotiations. Discussions and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement which shall not be admissible in any subsequent proceedings between the parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations may, if otherwise admissible, be admitted in evidence in such subsequent proceeding.

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4.7 Strategic Planning Meetings. FIS and Client executive management shall meet once a year at a mutually agreed upon time and at a mutually agreed upon location to discuss strategic initiatives being undertaken by each party.

5. Training. If FIS is converting Client’s Data, FIS will provide its standard training at the rates set forth in the conversion Specifications. Client shall be solely responsible for training its employees and representatives to comply with all Laws applicable to Client and procedures set forth in the Specifications or any manual or other literature provided to Client by FIS.

6. Transitional Cooperation After notice of termination and prior to the Termination Date, or for six months prior to the Expiration Date, FIS agrees that:

6.1 Offer of Employment. Client may offer employment to the Resident Staff, except for the account manager.

6.2 Transition. Provided that FIS has not terminated this Addendum for a Client default, FIS will give its cooperation and support to Client to transition to whatever method of computer processing Client may select. Assistance in addition to the Resident Staff shall be provided at FIS’s then-current rates for such additional resources, and when and if such resources are available.

7. Additional Support. Client shall have the option, exercisable within 90 days of delivery of a termination notice by either party, to request up to 90 days of additional technical support from FIS subsequent to the applicable termination date. Client will pay for such support at FIS’s then-current hourly rates.

8. Business Continuity. Each party shall develop, maintain and, if necessary, execute a business continuity plan to ensure continuity of the Service in the event the System is ever unavailable and not restored for a period of more than twenty-four (24) consecutive hours. Each party shall provide reasonable access to those plans and related information to the other party, its auditors and regulators. FIS’ business continuity plan shall provide back-up and stand-in capability for all batch and on-line processing components of the System. FIS shall test its business continuity capabilities at least once each calendar year, and provide Client with a report of the test results upon request. Client shall participate in FIS’ testing whenever reasonably necessary to ensure compatibility. In no event shall FIS alter its business continuity plan in a manner that is materially adverse to Client without advance written consent. FIS will review Client’s business continuity plan and render a written report on any incompatibilities upon request at FIS’ then current rates.

9. Termination. In addition to the termination rights set forth in the General Terms, FIS may terminate this Addendum if Client: (i) sells, transfers or assigns all or substantially all of its Accounts to a third party that does not agree in writing with FIS to be bound by the terms of this Addendum and the General Terms; (ii) fails to maintain required balances in any clearing or settlement account associated with the Service, and fails to remedy that deficiency within forty-eight (48) hours of FIS requesting it to do so; or (iii) fails to cure any material violation of applicable Law within thirty (30) days of FIS requesting it to do so.

10. Fees. Client shall pay FIS the fees set forth in the pricing attachment. All fees shall be paid and settled in accordance with the General Terms.

11. Fee/Charge Adjustments Related to Merger or Acquisition or Changed Services. Client may incur additional charges or the Services may require adjustment as a result of changes in Client’s asset size through merger or acquisition of an entity that is operated as a separate, wholly-owned subsidiary of the Client and is not merged into RTC, or as a result of changes requested by Client.

11.1 Merger or Acquisition. Upon written request by Client, FIS will process additional data resulting from any merger or acquisition involving Client; subject to Client’s payment of additional fees, and subject to mutual agreement on the fees, if any, applicable to related conversion and testing services.

11.2 Increases Based on Changes in Services. In accordance with this Addendum, Client and FIS will meet regularly to assess hardware capacity requirements, staffing requirements, increases in volume-related services, changes in or additions to Client-Provided Software, and various requests for additional services as Client may make from time to time. Client acknowledges and agrees that changes in any of the above-listed items may result in Client incurring additional costs or in a change in the Services provided by FIS. Any such changes will be mutually agreed upon by FIS and Client prior to any of them being implemented.

11.3 Waiver of Liquidated Damages. If Client acquires another FIS customer and all of that customer’s accounts are converted to FIS’s system within one hundred eighty (180) days following the acquisition, FIS will waive the liquidated damages due to FIS as a result of the termination of the agreement between FIS and its acquired customer for all transaction-based service fees, excluding core processing services.

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Core Processing Services Pricing Attachment

Fee Schedule

Commencing January 1, 2015 and for the remainder of the term, Client shall pay the below monthly fee for the base processing services.

Applicable period	Amount of Monthly Payment
Base processing Fee, January 1, 2015 through December 31, 2020	$	**********

Price adjustment :

The fees and charges reflected in this Agreement will be increased, but not decreased, as described below:

The monthly Base processing fee may be adjusted based upon changes in the Consumer Price Index for All Urban Consumers - Other Goods and Services (the “CPI-U”) as published by the U.S. Department of Labor, Bureau of Labor Statistics once during every calendar year of the Term of this Agreement. Effective upon the anniversary of the Commencement Date a portion of the Monthly Base Processing Fee may be increased in accordance with the formula set forth below. Annually thereafter, such fees and charges may be further increased using the same formula. In no event will the percentage increase for any adjustment year be less than *****percent (*****%) or exceed *****percent (*****%).

The formula to be used for calculating fee adjustments is:

[CPI-U + 1] x F) + R = AF

WHERE:

F = *****% of the then-current Monthly Base Processing Fee.

R = *****% of the then-current Monthly Base Processing Fee.

AF = Adjusted Monthly Base Processing Fee.

The adjusted fee will be reflected on the next invoice submitted by FIS to Client for Client’s payment of such fees after such adjustments are made.

The fees for any Additional Services will be adjusted based upon the General Terms and Conditions of the agreement.

HORIZON Professional Services

The cost for HORIZON Professional Services will be $***** through the initial term of this agreement.

Additional Fees.

The Base Processing Fee shall include processing of only the Base Processing Software listed in Exhibit A to Amendment to Software License and Maintenance Addendum. Client will be responsible for costs associated with future system upgrades due to increased capacity requirements or due to requirement to upgrade to newer hardware technology. FIS will advise Client in writing of any such upgrades. The Base Processing Fee does not cover fees or expenses which may arise due to conversions or de-conversions.

Assumptions.

The following assumptions shall be applicable with respect to the base processing services provided pursuant to his Agreement by FIS.

General Assumptions:

•	All software is tested on the minimum desktop configuration as outlined by Microsoft Corporation.

•	All PC products will be installed on each workstation (if needed) by Client personnel.

•	GUI Distribution Server will be required at the Bank and/or branch sites to facilitate the implementation of user interface updates.

•	All stated fees subject to the CPI adjustments pursuant to the agreement.

•	All travel and travel related expenses are not included with any of products outlined above. They will be invoiced on a pass-through basis.

•	Pricing subject to change if any assumptions are not valid.

•	Taxes and shipping charges are not included as part of this pricing.

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•	Client will maintain a separate maintenance agreement for document compliance with Wolters Kluwer Financial Services, Inc. (WKFS).

•	Client will maintain maintenance agreement with PKWare for as long as client wishes to utilize Electronic Data Vault (eDV for tape encryption).

•	Client will provide all telecommunications required to provide the service, either through FIS or other provision.

Assumptions Regarding Third Party Interfaces:

•	All other services (e.g. new interfaces, one-time programming) will be quoted on a time and materials basis.

•	All monthly fees are for host interface and maintenance support.

•	One time third party fees are estimates and subject to change due to final pricing by third party.

•	License and maintenance fees for all other products are Client’s responsibility.

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HORIZON SOFTWARE LICENSE AND MAINTENANCE ADDENDUM

1. Introduction. FIS has previously granted Client a perpetual non-exclusive license to use the Horizon Banking System (the “System”) and the Additional Licensed Software (the “Additional Licensed Software”) set forth in Exhibit A concomitant to the Core Processing Services provided by FIS, which license is hereby ratified and confirmed by this Addendum. In exchange for the payment of the fees described in the Base Processing Fees described in the Core Processing Services Pricing Attachment , FIS shall provide the Maintenance to the System and the Additional Licensed Software, in accordance herewith.

2. Additional Licensed Programs. The license contemplated by this Section 1 shall also apply to all FIS developed program modifications or enhancements installed for Client’s benefit pursuant to this Agreement. FIS will furnish Client, upon request, a current list of all Software developed and made generally available by FIS. FIS will give Client 180 days’ notice prior to eliminating updates for a particular system version of any FIS developed program.

3. User Manuals. As part of the installation of any item of Software, FIS will provide Client access to the applicable User Manuals. Client is responsible for the initial personalization and for the maintenance, reproduction and distribution of User Manuals which maintenance, reproduction and distribution FIS expressly authorizes hereunder; provided, however, that FIS hereby consents to the reproduction of User Manuals by Client solely for the internal use of Client in accordance with this Agreement. Client shall retain all FIS proprietary notices in any copies that Client makes.

4. Client-Provided Software. FIS will use all software acquired by Client from third parties or developed by Client (“Client-Provided Software”) without the assistance of FIS exclusively to process Client’s Data. Additional use of such Client-Provided Software by FIS shall require the written approval of Client. FIS reserves the right to review and/or test such Client-Provided Software, in advance of processing, to assure compatibility with FIS equipment and consistency with FIS’s processing techniques. FIS makes no warranties regarding the compatibility of the Client-Provided Software acquired by Client or any Client software with FIS’s equipment or with FIS’s processing techniques. At Client’s expense, Client shall provide Internet access for the Resident Staff and any non-FIS standard PC software licenses that FIS personnel are required to use in order to provide the Services to Client. The “Resident Staff” (as the term is defined below) will provide operational Services (excluding support and maintenance) with respect to such Client-Provided Software. Client shall have the right to purchase maintenance contracts for such Client-Provided Software in its discretion. Client represents and warrants to FIS that Client has the right to furnish the Client-Provided Software, documentation and other materials furnished to be used by FIS here under are free of all liens, claims, encumbrances and other restrictions. Client will indemnify FIS and hold FIS harmless from any loss, claim, damage or expense, including reasonable attorneys’ fees, resulting from any action brought or claim made by any third party claiming superior title or right to protection of proprietary information in respect of any Client-Provided Software.

5. Installation of New Systems and Subsystems. FIS will install regulatory changes, updates, new systems and subsystems using the Resident Staff. FIS will present to Client the features of and estimated hours required to install such systems or subsystems. FIS agrees to repair any Software defects within the deadlines contained in Exhibit A Section 4 Event Management and Notification Time Frames for Core Addenda.

6. Modifications Requested by Client. If requested by Client, FIS agrees to modify the FIS developed programs installed for Client by FIS. Resident Staff will implement such Client authorized modifications.

7. Regulatory Reporting Requirements. During the Term, for no additional fee, FIS agrees to modify those FIS developed programs installed for Client so that such programs will comply with the mandatory data processing output requirements specified by federal regulatory authorities applicable to assist Client in achieving compliance. Resident Staff will provide program modifications necessary to meet state and local regulatory requirements at Client’s request. Client acknowledges and agrees that certain state or local regulatory changes may require modifications to the Base Processing Software that cannot be made by Resident Staff. In these situations, the FIS RPS procedures will be utilized to determine the scope of work required to make such modifications. By mutual agreement of the parties, Client will fund such modifications or use Pre-funded Development hours to make the modifications. Client agrees to make FIS aware of any local or state regulatory requirements not included in the requirements established by federal regulatory authorities.

8. Ownership of Client Software. As of the Effective Date, and at all times thereafter, Client (or Client’s suppliers, as the case may be) shall be the sole and exclusive owner of all rights, title, and interest in and to the Client-Provided Software, including, without limitation, all intellectual property and other rights with respect to the Client-Provided Software.

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9. Ownership of FIS Software. As of the Effective Date, and at all times hereafter, FIS warrants and represents that it shall be the sole and exclusive owner of all right, title, and interest in and to the Software, including, without limitation, all intellectual property and other rights with respect to the Software and the accompanying User Manuals and documentation. The parties acknowledge that this Agreement in no way limits or restricts FIS and FIS’s affiliates from developing or marketing on their own or for any third party in the United States or any other country the Software, as from time to time constituted (including, but not limited to, any modification, enhancement, interface, upgrade, change and all software, source code, blueprints, diagrams, flow charts, specifications, functional descriptions or training materials relating thereto) without payment of any compensation to Client, or any notice to Client.

10. Modifications to FIS Software. Any writing or work of authorship, regardless of medium, created or developed by FIS, Client, or any third party in the course of performing the Services under this Agreement and relating to the Software or any FIS-provided third party software, including, but not limited to, any software, source code, blueprints, diagrams, flow charts, specifications or functional descriptions, and any modifications, enhancements, and interfaces (individually an “FIS Work”) shall not be deemed a “work for hire”, but shall be owned solely and exclusively by FIS (except that no such writing or work of authorship relating to the FIS-provided third party software shall be an FIS Work if the license agreement governing the FIS-provided third party software prohibits the granting of such right). To the extent any FIS Work for any reason is determined not to be owned by FIS, Client hereby irrevocably assigns, transfers and conveys to FIS all of Client’s right, title, and interest in such FIS Work, including, but not limited to, all rights of patent, copyright, trade secret, know-how, and or other proprietary and associated rights in such FIS Work. Client shall execute such documents and take such other actions as FIS may reasonably request to perfect FIS’s ownership of any such FIS Work. Client agrees and acknowledges that FIS and FIS’s affiliates shall have the right to undertake parallel efforts to develop, market and make available for itself or any third party, without the consent of or compensation to Client, any interfaces, modifications, upgrades, enhancements or changes to the Software or any FIS-provided third party software without regard to whether such interfaces, modifications, upgrades, enhancements or changes may be the same as, substantially similar to, or different from FIS Work, as long as such efforts are performed in accordance with FIS’s obligations to Client under Section 9 hereof the General Terms.

11. Software Warranty Exclusions. During the term, FIS warrants and represents that the System and the Additional Licensed Software shall be free of material defects, compatible with Client’s current hardware and shall perform in accordance with the then-current User Manuals. Any failure of the Software to meet the terms and conditions of this warranty shall be handled within the time periods and in the manner provided by Exhibit A Section 4 “Event Management and Notification Time Frames for Core Addenda” to the Core Processing Services Addendum . The warranty set forth in Section 11 of the Addendum does not apply to any of the following:

(a) Damage arising from any cause beyond FIS’s reasonable control including, but not limited to: (i) damage due to the improper operation of the Additional Licensed Software; (ii) damage due to storms, fire, flood, other acts of God, attack, civil commotion, war, settling of walls or foundations; (iii) damage resulting from abuse of the Additional Licensed Software or usage of the Additional Licensed Software other than as specified in the then-current documentation; or (iv) malfunctions caused by alterations or tampering.

(b) Malfunction or breakdown of Additional Licensed Software due to attachment, or addition or use of software and/or equipment not approved by FIS.

(c) Destruction in whole or in part of the Additional Licensed Software by any person other than FIS, its agents, servants, or employees.

12.	Covered Maintenance.

(a) General. FIS will provide the maintenance required to cause the Additional Licensed Software to operate according to the then-current documentation. Such maintenance will be performed during the Initial Term (and any Subsequent Terms) and includes all labor without additional fees to Client, except as otherwise provided in Section 4 above.

(b) Updates to Additional Licensed Software. It is the policy of FIS to provide updates to Additional Licensed Software. For so long as FIS shall be providing the Services, FIS will notify Client at least thirty (30) days prior to putting a full system release into the production environment. Client shall cooperate with FIS in

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incorporating any Additional Licensed Software updates provided hereunder within sixty (60) days of the date of delivery thereof by FIS. Client also shall add to the programs and documentation (through or under the direction of FIS, in the manner indicated), each error correction and each update provided to Client by FIS. Failure of Client to install the Additional Licensed Software releases or any other corrections or updates provided by FIS, shall release FIS of any responsibility for the improper operation or any malfunction of Additional Licensed Software as modified by any subsequent corrections or updates, but shall not relieve Client of any of its obligations hereunder, and FIS shall be released thereafter from its obligation to maintain Additional Licensed Software as provided herein. FIS will use good faith efforts to cause Additional Licensed Software to comply with applicable Federal regulations. Updated releases of standard Additional Licensed Software shall be provided without additional license fees.

(c) Exclusions. Software maintenance does not include the following:

1.	Any maintenance required by: (i) modifications or additions by Client to equipment such that the Additional Licensed Software requires modifications in order to operate according to the then-current documentation; (ii) maintenance or repair performed by other than authorized FIS personnel; (iii) damage to Additional Licensed Software by Client’s employees or third parties; (iv) causes beyond the reasonable control of FIS including, but not limited to, acts of God, flood, fire, or vandalism; or (v) electrical power disturbances, outages or brownouts.

2.	Repair or replacement of expendable items.

3.	Standby support for equipment changes, reconfiguration, upgrades or relocations.

4.	FIS-requested involvement in determining or solving a problem on software and/or equipment not listed on Exhibit A.

5.	Replacement software.

6.	Changes required by Third Party to their Interfaces (not related to compatibility to Horizon)

13. Client’s Responsibilities. Client shall be responsible for timely training of Client personnel, participating in testing when requested to do so by FIS, establishing and instituting FIS’s operating procedures, and complying with instructions received from FIS verbally or in writing, including without limitation, data base backup procedures and maintaining on-site backup copies of applications software.

14. Billable Call Maintenance. If Client is using the Additional Licensed Software in-house, any maintenance other than maintenance as described in the preceding paragraphs of this Addendum will be charged at FIS’s then current billable rates. For HORIZON development needs the charges will be based on the rate established for HORIZON Professional Services as set forth in the Core Processing Services Pricing Attachment. Miscellaneous. All terms of the Agreement not amended by this Amendment shall remain in full force and effect. In the event of a conflict or inconsistency between this Amendment and the Agreement, this Amendment shall control. All capitalized words not specifically defined in this Amendment shall have the same meaning as in the Agreement. On and after the Effective Date of this Amendment, each reference to “Service(s)” in the Agreement and any related documentation shall include the additional Services and/or Optional Features.

15. Licensing and Maintenance of Base Processing Software and Third Party Interfaces. At the end of the Term specified on the Signature Page above (i.e., May 31, 2017), Client shall have the right to acquire a perpetual license to use the FIS proprietary application systems listed under the heading “Base Processing Software” and the interfaces listed under the heading “Construction and/or Maintenance of the Following Third Party Interfaces” in Exhibit A (collectively, the “Base Processing Software”) for a license fee equal to 75% of FIS’s then-current license fees for an institution with a similar asset size. FIS shall charge Client its then current maintenance fee to maintain the Base Processing Software.

16. Maintenance Fees for Base Processing Software. Client shall pay the Base Processing Fees described in Exhibit A to the Core Processing Addendum to FIS in accordance with the Pricing Attachment. Maintenance fees for the Base Processing Software are included in the Base Processing Fees described in Exhibit A to the Core Processing Addendum.

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EXHIBIT A TO CORE PROCESSING SERVICES ADDENDUM

1.	Performance Standards

The parties acknowledge that the following are acceptable performance standards for the services listed below (the “Performance Standards”). The parties agree that timely and accurate submission of input and output is essential to satisfactory performance under this Agreement. FIS and Client confirm and acknowledge that the Performance Standards shall apply so long as Client upgrades its IBM System i CPU and other equipment as recommended by FIS from time to time.

Commencing on the first day of the calendar month immediately following the Commencement Date, FIS shall perform the Services in a manner that meets or exceeds the Performance Standards. In the event any performance is suspected or deemed to be unacceptable, FIS shall research the cause, with Client’s reasonable assistance, and will take corrective action (where FIS is responsible) or recommend corrective action (where Client is responsible) and initiate action for correction as soon as reasonably practicable in accordance with the Event Management and Notification timeframes set forth in Section 4 below.

The parties further acknowledge that if Client adds services to this Agreement, FIS will provide such additional services in the manner provided herein.

Compliance. Compliance with the Performance Standards will be determined on a monthly basis and FIS will provide reports and other necessary data for Client to monitor the Performance Standards on a monthly basis. Client will report errors in writing to FIS and FIS will keep accurate records relating to such errors. A failure of FIS to meet a Performance Standard shall be deemed to be an “Occurrence”. Multiple errors in a single transaction or event will be counted as a single Occurrence. When reasonably possible, Client must report incidents suspected to be Occurrences to FIS immediately upon becoming aware of the error.

Failure to Meet Performance Standards. In the event FIS does not meet the Performance Standards for any period, Client will inform FIS in writing and FIS will use every reasonable effort to remedy the cause of such performance standards not being met.

Availability Service Level Credit. In the event that FIS fails to meet the service level for On-Line Availability or Processing services addressed in the Performance Standards for a period of two (2) consecutive months, Client shall be entitled to receive a service credit in accordance with the following schedule, with the credit being calculated based on the monthly fees as regularly billed to Customer for the second consecutive month in which FIS failed to reach the required Service Level. Any such credit(s) shall be reflected on the next regular invoice submitted to Customer.

Online Availability Service Level	Credit
>99.5%	*****	%
>98.5% and <99.5%	*****	%
>97.5% and <98.5%	*****	%
<97.5%	*****	%

Processing Service Level	Credit
>98.5%	*****	%
>97.5% and <98.5%	*****	%
>96.5% and <97.5%	*****	%
<96.5%	*****	%

Exclusions from Performance Threshold Measure. Measurement of FIS’s actual performance under any performance standard will exclude extended business hours provided by FIS and pre-scheduled downtime, including, but not limited to, scheduled preventive maintenance, servicing of hardware, hardware upgrades, and software upgrades. Scheduled preventive maintenance will be at times designed to minimize or avoid

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disruption of Client’s operations. Measurement of FIS’s actual performance under any performance standard will also exclude: (a) any matter beyond FIS’s reasonable control at the Rockland Trust HORIZON Data Center, including, but not limited to matters constituting force majeure; (b) failure by Customer’s or its third-party providers’ to perform under the Agreement; (c) special production jobs, testing procedures, or other services which are given priority Customer’s request; (d) failure of the data communications carrier lines between Customer and FIS; (e) unavailability of Customer’s systems because of problems with Customer’s local or wide area network or otherwise, including failure to have appropriate network redundant connectivity which adversely impacts FIS’s ability to fulfill a performance standard; (f) system, software or network unavailability due to maintenance, installation, upgrade or replacement of equipment or software performed by FIS or by a third party to the extent such unavailability occurred during a scheduled maintenance window or other times as agreed upon in advance by Customer; (g) temporary exclusions for performance standards requested by FIS and approved by Customer to implement a material change in applications, environments, conversions or software; (h) problems resulting from actions or inactions of Customer contrary to FIS’s reasonable recommendations during the period where Customer’s action or inaction may adversely affect FIS’s ability to meet a performance standard (ex. FIS recommends and Customer declines to upgrade Customer-provided equipment to accommodate increased Customer network traffic, etc.); (i) any non-routine transactions or services (including but not limited to acquisitions and conversions) requested by Customer unless included by mutual written agreement of FIS and Customer; (j) tasks that Customer prioritizes or reprioritizes which cause FIS to miss a performance standard and which FIS notified Customer would create a delay, regardless of whether or not Customer gave FIS notification of same; (k) processing which occurs at a FIS or Customer recovery facility as a result of a disaster; and (l) changes made to Customer’s information technology (“IT”) environment which: (i) were not communicated to FIS at least five (5) business days prior to such change (i.e., changes to Customer’s firewall, etc.) which adversely impact FIS’s ability to fulfill such service levels; (ii) have a relevant interface to FIS (i.e., installation of or updates to applications on the LAN, WAN or desktops, etc.) which adversely impact FIS’s ability to fulfill such performance standard(s); or (iii) impact connectivity and were not tested and approved for production use by FIS. If one (1) or more of the above situations occur which causes FIS to miss a performance standard, FIS shall not owe a Performance Standard credit to Customer.

2.	Services

The parties agree that extended business hours maybe required from time to time (including nights and weekends) and at such time FIS will make reasonable efforts to provide such on-line availability provided that the foregoing is not included in the calculation to determine whether FIS met the performance standards described herein.

On-Line Availability

Service Description	Access to host application systems through online channels and by Client users.

Prerequisites	All Client input required for processing received by times specified in the Input from Client Service Level Agreement set forth in Section 3 below.

Service Level	FIS shall maintain a monthly average of at least ninety-nine and one half percent (99.5%) for the On-line Availability Service Level Agreement set forth in Section 3 below.

Measurement

FIS will submit a monthly written report to Client with the results of the previous month performance once the history has been accumulated.

The percentages used hereunder for EFT Online Authorization and HORIZON Middleware shall be calculated by dividing the number of hours that such availability was achieved by the actual number of hours in each month. HORIZON and HORIZON Teller Access will be calculated by dividing the number of hours that such availability is achieved by the number of hours scheduled to be available each month based on Monday-Friday hours of 6:30AM to 9:30PM and 24x7 on non-business days. Client acknowledges that approximately 30 minutes are required for 24x7 nightly processing which will not be considered time unavailable when calculating EFT Online Authorization or HORIZON Middleware availability.

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Processing

Service Description	Application and interface processing for the HORIZON and associated applications.

Prerequisites	All Client input required for processing received by times specified in the Input from Client Service Level Agreement set forth in Section 3 below.

Service Level	For the Processing Service Level Agreement (SLA) set forth in Section 3 below FIS shall employ commercially-reasonable efforts to achieve monthly average of at least ninety-eight and one half percent (98.5%) on-time processing and delivery to Client’s designated server(s) and external providers of all of Client’s extracts/files (“Output”) and reporting as mutually agreed by Client and FIS.

Measurement

FIS will submit a monthly written report to Client with the results of the previous month performance once the history has been accumulated.

The percentages used hereunder shall be calculated by dividing the number of Processing SLA’s completed on-time by the number of Processing SLA’s. “Reports available on Acquire” and “Other Interface” SLA’s will be deemed to have been met if over 95% of work is completed on time. Client acknowledges that it is the Client’s responsibility to have its Client-supported software and hardware in proper working order in order to receive Output.

Printing

Service Description	Printing of reports, notices, and statements under agreement to be printed in the FIS HORIZON Data Center.

Prerequisites	All Client input required for processing received by times specified in the Input from Client Service Level Agreement set forth in Section 3 below.

Service Level	For the Printing Service Level Agreement (SLA) set forth in Section 3 below FIS shall employ commercially-reasonable efforts to achieve a monthly average of at least ninety-five percent (95%) on-time printing for pickup and distribution by Client.

Measurement

FIS will submit a monthly written report to Client with the results of the previous month performance once the history has been accumulated.

The percentages used hereunder shall be calculated by dividing the number of Printing SLA’s completed on-time by the number of Printing SLA’s.

3.	Service Level Agreements (SLA)

Input from Client SLA

Time / Day of Week

POD transmissions	0030 Tue – Sat

Third Party input	0030 Tue – Sat

On line User input	0030 Tue – Sat

ACH Input	1900 Mon – Fri

On-line Availability to Host Applications SLA

Time / Day of Week

EFT Online Authorization	24x7

HORIZON Middleware (Online Channels)	24x7

HORIZON & HORIZON Teller User Access	0630 – 2130 Mon – Fri and 24x7 Sat - Sun

System response time for bank users	Under 2 seconds.

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Processing SLA

Time / Day of Week

AM ACH files memo posted	0800 Mon - Fri

Outgoing ACH files available for Client to send to Federal Reserve	2000 Mon - Fri

HORIZON BOSS processing	0530 Tue - Sat

HORIZON Teller start of day processing	0600 Tue - Sat

24x7 after BOSS processing	0600 Tue - Sat

Transmission of interface files to Intercept	0600 Tue - Sat

Transmission of interface files to eDelivery	0600 Tue - Sat

Transmission of interface files to Image Centre	0600 Tue - Sat

Transmission of other interface files	0700 Tue - Sat

Reports available on Acquire	0700 Tue - Sat

Printing Service Level Agreement

Time / Day of Week

Daily and weekly printed reports	0700 Tue - Sat

Normal daily statement cycle drops	0900 Tue - Sat

Major statement cycle drops (e.g. month-end)	2300 –Next business day

Annual reports (next business day)	2300 Next business day

4.	Event Management and Notification Time Frames for Core Addenda

Client shall timely report any problems encountered with the Service. FIS shall promptly respond to each reported problem based on its severity, the impact on Client’s operations and the effect on the Service. FIS shall use reasonable commercial efforts to either resolve each problem or provide Client with information to enable Client’s personnel to resolve it. In the event resolution of a reported problem carries over to the next business day, FIS shall provide Client with periodic updates and an estimate of the time required for resolution.

For purposes of this Section, “Severity 1” shall mean any service shutdown or severe restrictions that prevent the total productive use of the Service(s) to include the inability to complete BOSS cycle, precluding Clients access to the system, or Clients Customers access to exterior channels.

FIS will respond to Clients report of a Severity 1 within one (1) hour after receipt of such report. If FIS detects the problem, FIS will notify Client within two (2) hours during Business Hours of the problem being identified. If Client detects the problem, it will report the problem to the FIS within two (2) hours. FIS will provide the time event occurred, nature of the problem and likely impact for user services, if known, and estimate of time to correct, if known.

FIS will immediately begin working on the issue, engaging all necessary resources to resolve the issue as soon as is reasonably possible, and will update Client periodically until resolved.

For purposes of this Section, “Severity 2” shall mean partial loss of the Service functionality and/or significant restrictions on use of the services, or there is a material effect on a high volume of Client’s accounts customers (e.g., any material effect in printed correspondence/disclosures, transaction posting, or accruals).

FIS will respond to Clients report of a Severity 2 within four (4) hours after receipt of such report. If FIS detects the problem, FIS will notify Client within four (4) hours during Business Hours of the problem

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being identified. If Client detects the problem, it will report the problem to the FIS within four (4) hours. FIS will provide the time event occurred, nature of the problem and likely impact for user services, if known, and estimate of time to correct, if known.

FIS will immediately begin working on the issue, engaging all necessary resources to resolve the issue as expediently as possible, and will update Client periodically until resolved.

For purposes of this Section, “Severity 3” shall mean all other incidents.

FIS will respond to Clients report of any other issue, other than those set forth above, within five (5) business days. Upon receipt of such report FIS will begin working on the issue as appropriate. If FIS detects the problem, FIS will notify Client within a commercially reasonable time. If Client detects the problem, it will report the problem to FIS within a commercially reasonable time.

Information will be exchanged via email and/or over the telephone until the issue has been resolved. In some instances these issues may require the generation of a Program Change Request (PCR) or Client Request for Service (RFS) that will be prioritized and communicated to Client.

5.	Data retention

Client and FIS have agreed to the below minimum data retention policy. FIS will maintain scheduled backup processes in accordance to the policy. Any changes to the policy will be mutually agreed to in writing. With the exception of the IBM OS/400 all backups are to the HORIZON Data Vault. IBM OS/400 is backed up to tape along with test libraries and temporary backups.

Host Libraries	Backup Frequency	Retention

Production Bank data libraries	Daily	5 generations / 7 days

Month-end production Bank data libraries	Monthly	84 generations / 2,555 days

Base and prior release program libraries	Monthly	3 generations / 93 days

Current release program libraries	Daily	5 generations / 7 days

IBM Integrated File System (IFS)	Weekly	5 generations / 31 days

User specific personal or Query libraries	Weekly	5 generations / 31 days

IBM libraries required for Disaster Recovery (QGPL, QUSRSYS)	Daily	5 generations / 7 days

Static libraries	One Time	1 generation

3rd Party vendor libraries (e.g. Secure Zip, Works Right)	Monthly	3 generations / 93 days

Miscellaneous “Work” libraries	Monthly	3 generations / 93 days

IBM OS/400 or IBM Full System Backup	When changes applied	3 generations

6.	Responsibilities of the Parties

Except as otherwise expressly provided in this Addendum or other agreements in force with FIS, Client and FIS agree to provide or perform their respective responsibilities as indicated below.

RESPONSIBILITY
FUNCTION	CLIENT	FIS

Transaction, new account, and maintenance Input to core system	X

Personal computers used by other than FIS	X

Personal computers used by FIS		X

Remote printers and printer maintenance	X

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Data Center equipment and maintenance (see Equipment and Maintenance Addendum)		X

Toner, fusers, ribbons, and other “perishables” on printers including Data Center equipment	X

Laser printer vendor usage fees (if any)	X

Bursting		X

Decollation		X

Bursting and decollation equipment and maintenance		X

Check Signing	X

Data Center printer operation		X

Report separation by bank		X

Courier pickup	X

Tracking inventory of paper stock and forms		X

Telecommunications and network control	X

Except as specifically set forth herein, Client will provide and maintain all non-IBM System i (AS400) software. Where FIS provides any such software, it is listed in Exhibit A to Amendment to Software License and Maintenance of this agreement and the following provisions shall apply.

Payment of related license fees	X

Payment of maintenance and enhancement fees	X

Modifications necessary for interface with Software	X

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EXHIBIT A TO AMENDMENT TO HORIZON SOFTWARE LICENSE AND MAINTENANCE ADDENDUM

HORIZON Banking System including:

iDM-Integrated Deposits

•	***************

•	***************

•	***************

•	***************

•	***************

iLM-Integrated Loans

•	***************

•	***************

•	***************

•	***************

•	***************

iFM-Integrated Financial

•	***************

iRM-Integrated Relationships

•	***************

•	***************

•	***************

•	***************

iSM-Integrated Services

•	***************

•	***************

iTP-Transaction Processing

•	***************

•	***************

•	***************

•	***************

•	***************

•	***************

Additional Licensed Software.

************

************

************

************

************

************

************

************

************

************

************

************

Third Party Interfaces.

************

************

************

************

************

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************

************

************

************

************

************

************

************

************

************

************

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DATA BACKUP AND VAULTING SERVICES ADDENDUM

1. Introduction. FIS agrees to provide Client its data backup and recovery services as described herein (“Service(s)”) in accordance with this Data Backup and Vaulting Services Addendum (“Addendum”). FIS will provide the Service to Client either directly or through one or more of its affiliated companies in accordance with the corresponding Specifications.

2. Service

2.1 The Service shall include the selected components identified in the pricing attachment to the Prior Contract. FIS shall provide the Service in accordance with the terms of this Addendum.

2.2 FIS shall establish an online account (“Account”) for Client from which Client may use the Service, including accessing Client’s Vault, via the Internet by means of a user ID and password provided by FIS to Client. Client must establish a user ID and password for each of Client’s authorized personnel whom Client desires to use the Service and/or access the Vault through the Account (each, a “User”). Client herein acknowledges and agrees that the user IDs and passwords are for the exclusive use of the individual Users to whom they are assigned and that it is Client’s responsibility to ensure that no Client personnel or any other agent or representative of Client will access or attempt to access the Service without first being issued an individual, user-specific user ID and password. Client is solely responsible for any and all losses or damages arising out of Client’s failure to maintain the confidentiality of its user IDs and passwords. Client shall implement reasonable security and environmental precautions for use of the Service to ensure system availability, data protection, and recovery.

2.3 FIS will provide online access to Client’s backup data for restoration and recovery purposes on a continuous basis; however, FIS reserves the right to physically ship to Client, through a nationally recognized courier service, a mobile device containing Client Data from Client’s Vault to permit restoration and recovery by Client within twenty-four (24) business hours of Client notifying FIS of a disaster, recovery or restoration exercise.

2.4 Unless FIS is responsible for the same, Client shall be responsible for delivery and management of equipment, applications and/or systems relating to Client’s use of the Service, including, but not limited to storing, processing and/or retrieving Client Data from the Vault. Unless FIS has agreed to be responsible to furnish it, Client shall furnish any hardware, software, or other items necessary for Client to supply Data or process Output. FIS reserves the right to charge Client for any validation testing FIS deems reasonably necessary to verify that any changes to Client’s systems and processes are compatible with the Service. Unless FIS has agreed to be responsible, Client shall (i) maintain all equipment in good working order in accordance with the Specifications and manufacturer’s requirements, including providing adequate space for any circuit drops necessary to connect to the System (ii) implement any patches, upgrades, enhancements or other safeguards necessary to protect the security and accuracy of Data and other input Client provides to FIS as part of the Service; (iii) comply with all operating instructions pertaining to the Service issued by FIS; (iv) provide all custom forms that it requires at its sole expense, subject to FIS’ reasonable approval of design and format; (v) cooperate with FIS in the performance of the Service; and (vi) provide FIS with information, management decisions, regulatory interpretations and policy guidelines as reasonably required in order to perform the Service.

2.5 Unless FIS has agreed to be responsible for processing and transmitting the data, Client shall be solely responsible for the content of all communications it makes while using the Service and all Client Data it processes using the Service. Client is solely responsible for the collection, accuracy, currency, quality, legality, completeness and use of Client Data stored through the Service or disclosed to or used by Client or Users in connection its use of the Service.

2.6 All Client Data files shall be encrypted using FIS’ standard encryption tools from the point at which such files are retrieved by Client from its Vault on FIS’ system. Client acknowledges that Client is solely responsible for the content of all Client Data that Client stores or retrieves from, or attempts to store or retrieve from Storage Capability and for all transmissions by Client from and to the Platform. Client shall not use the Service to store, retrieve, transmit or view any file, data, image or program that contains: (i) any illegal pictures, materials or information; (ii) any harassing, libelous, abusive, threatening, harmful, vulgar, pornographic, obscene or otherwise objectionable material of any kind or nature; (iii) any material that encourages conduct that could constitute a criminal offense, give rise to civil liability or otherwise violate any applicable local, state, national or international law or regulation; (iv) any code or material that violates the intellectual property rights

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of others; (v) any Windows temporary files of any kind; or (vi) any viruses, worms, or “Trojan horses”. Client shall indemnify FIS from any Losses due to such content. Client acknowledges and understands that FIS shall work with any governmental entity which has legal authority to view, question, or prohibit such content.

2.7 Client Data shall at all times remain Client’s property and upon the termination of this Addendum for any reason other than a default and upon payment of all monies due and owing FIS, FIS shall return to Client any information or data possessed by FIS. Client shall be responsible for the delivery of Client Data to FIS without having any infected or corrupted data. FIS will notify Client if it receives any data from Client that is infected or corrupted. FIS reserves the right to suspend the Service immediately should FIS determine that Client has introduced a virus or corrupted data that has, or has the possibility to, affect FIS’ network. Client shall be responsible for any and all costs directly associated with any clean-up required to make the network free of viruses and/or corruption caused by such data or transmission.

2.8 Client shall not resell, redistribute or otherwise make the Service available to any non-affiliated third party.

3. Software License and Maintenance. Client acknowledges that its use, and FIS’s delivery of, the Service hereunder requires that FIS’ HORIZON Data Vaulting software, or any such successor or replacement software (the “Licensed Software”), be licensed and installed by Client. Client agrees that as a condition to receiving the Service hereunder, it shall enter into a separate software license agreement with FIS with respect to the Licensed Software. Provided that such condition is met, in connection with commencing the Service hereunder FIS will install the Licensed Software in accordance with the Specifications. In addition to the termination rights set forth in the General Terms, FIS may terminate this Addendum immediately upon termination of the Licensed Software agreement between FIS and Client.

4. Performance Level. FIS shall use commercially reasonable efforts to make the Service available to Client at least ninety-nine percent (99%) of the time (“Uptime Commitment”), measured monthly, using the following formula. The Uptime Commitment shall measured by the Total Hours of Operation minus Service Outages divided by Total Hours of Operation. A “Service Outage” means any time when the Service is inoperable or unavailable due to or caused by reasons reasonably within FIS’ control, excluding specifically the following reasons: (i) Client’s own telecommunications or Internet service providers; (ii) a Force Majeure Event; (iii) any systemic Internet failures; or (iv) any failure in Client’s own hardware, software or network connection. “Total Hours of Operation” means twenty-four (24) hours per day, three hundred sixty-five (365) days per year, excluding any time for Maintenance Outages. “Maintenance Outage” means a planned or unplanned maintenance period, including, without limitation, any maintenance downtime or maintenance outage, not to exceed an aggregate of ten (10) hours in any calendar month. For each calendar month in which FIS has Uptime of: (a) less than 99% but equal to or above 95%, FIS shall, upon Client’s request made within thirty (30) days of the end of that calendar month, provide Client with a written plan for improving Uptime to attain 99% Uptime, and FIS shall promptly implement such plan; or (b) less than 95%, FIS shall, upon Client’s request made within thirty (30) days of the end of that calendar month, provide Client with a service credit in an amount equal to (i) *****% of the month’s Base Vault Stored Volume fee or (ii) $*****, whichever is less. The remedies set forth in this Section shall constitute Client’s sole and exclusive remedy for a failure to meet the Uptime Commitment.

5. Scheduled Maintenance. When practicable, FIS will provide Client with written notification, via e-mail, for each Scheduled Maintenance at least one (1) business day in advance of the occurrence of any such outage. “Scheduled Maintenance” shall mean the period of time during which FIS may take the Service down for equipment or software maintenance. Unless otherwise agreed, the Scheduled Maintenance window for each Platform shall be between the hours of 1:00 a.m. and 12:00 p.m. CT on each Sunday plus additional maintenance as determined by FIS for emergency fixes, and/or special or extraordinary circumstances.

6. Internet or Network Bandwidth. Unless otherwise provided by FIS, Client will provide the required bandwidth and connectivity for the transmission of the daily files.

7. Recovery Testing. Client shall perform a reasonable level of test restoration of Client Data at least once annually (or more often as required by Client’s regulators) in order to test the integrity of the data backup and restoration process.

8. Service Substitution. FIS may substitute another brand or third-party provider of the Service, provided that the vendor has submitted to Client all of the information reasonably required by Client in order to conduct due diligence on the vendor, including without limitation, vendor internal processes, financial background, and information security analysis, and Client has approved the vendor, which approval shall be within Client’s sole

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discretion. Under no circumstances shall any of Client’s data be stored outside the United States. FIS’s selection of a third party provider shall not relieve FIS of its duties and obligations hereunder unless agreed upon in advance by Client.

9. Termination. In addition to the termination rights set forth in the General Terms, FIS may terminate this Addendum if Client fails to cure any material violation of applicable Law within thirty (30) days of FIS requesting it to do so.

10. Fees. Client shall pay FIS the current, adjusted fees established in the pricing attachment to the Prior Contract. All fees shall be paid and settled in accordance with the Agreement. These fees are in addition to other fees payable by Customer pursuant to the Agreement.

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DISASTER RECOVERY SERVICES ADDENDUM

HORIZON

1. Introduction. Independent Bank Corp. of Rockland, MA engages FIS to provide its disaster recovery services as described in this Addendum (“Service”) for disaster recovery. FIS will provide the Service to Client either directly or through one or more of its affiliated companies in accordance with the terms of this Addendum. This Addendum is a part of the Core System Processing Services Agreement.

2. Commencement. Services and/or Optional Features not in production as of the Effective Date, the following terms shall apply:

2.1 Client shall dedicate sufficient resources, including the assignment of adequate personnel, to implement and maintain the Service.

2.2 Client shall timely deliver any Data or other information necessary to commence the Service in an electronic form and format approved by FIS. Client is solely responsible for timely procuring any information or cooperation required from its Customers and suppliers in order to commence the Service.

3. Data.

3.1 Unless FIS is already in possession of the Data, Client shall timely deliver any Data or other information necessary to commence the Service in an electronic form and format approved by FIS. Client is solely responsible for timely procuring any information or cooperation required from its Customers and suppliers in order to commence the Service.

3.2 Unless FIS is already in possession of the Data, Client will provide backup files and libraries (system, programs, and data) during Recovery Exercises (as defined below) and Disaster (as defined below) recovery. In addition, Client shall furnish all required supplies, materials, and storage media not provided by FIS. Client is responsible for the adequacy and accuracy of all Data, supplies, materials, programs, and procedures the Client furnishes other than the Data that FIS has agreed to store and maintain.

3.3 Client is solely responsible for establishing any audit controls, backup files, backup programs, security procedures and checkpoints for protection of Client’s Data in connection with Client’s use of the Service, unless FIS has agreed to provide the same. Client shall take all reasonable precautions to protect the Client-supplied software and computer systems and Data from infection by any computer virus.

4. Service.

4.1 In the event of an any sudden, unplanned calamitous event causing great damage or loss that renders Client unable to use Client’s primary operations facility, Client may declare a disaster (“Disaster”) by having one of its authorized representatives provide verbal notice to FIS. Client shall provide FIS with the names and primary and secondary telephone numbers of at least three (3) individuals who have the authority to declare a Disaster and an authorization code to be used in the event of a Disaster declaration.

4.2 Upon declaration of a Disaster, FIS will use commercially reasonable efforts to provide Client a twelve (12) hour recovery time provide for viewing of Client’s Data through an installed, fully operational computer systems at such location as may be designated by FIS (“Recovery Facility”). FIS may, at its discretion and at no additional charge to Client, relocate the Recovery Facility, provided that any such change does not materially affect the Service to Client. FIS shall give Client not less than sixty (60) days’ notice of a change to the location of the Recovery Facility.

4.3 FIS shall use the following equipment configuration to provide Services to Client. This configuration is subject to change by FIS and such changes may result in increased charges to Client. FIS will notify Client in advance of any such configuration or fee changes. The equipment configuration will be adequate (including without limitation the condition, functionality and compatibility of the equipment provided) to support Client’s Recovery Plan and comply with all applicable laws and FFIEC guidelines.

•	**********

•	**********

•	**********

•	**********

•	**********

•	**********

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4.4 [intentionally omitted]

4.5 Client shall develop, and maintain, a specific, written plan for dealing with its critical operational requirements during a Disaster (“Recovery Plan”). Client shall maintain a current copy of the Recovery Plan at both the Client location and the Recovery Facility. If Client fails to provide FIS with a current copy of the Recovery Plan, Client shall hold FIS harmless for adverse effects that result from the absence of or use of an outdated Recovery Plan during a declared Disaster or Recovery Exercise. Client agrees that only trained personnel with appropriate levels of authority shall take part in a Recovery Exercise or Disaster recovery operations and perform Client functions. FIS will provide a single point of contact for Disaster recovery related communications and activities. Client will assign a recovery administrator to work with FIS on Disaster recovery issues.

4.6 FIS will have financial, administrative and operational responsibility for providing an adequate and reasonable amount of office space for Client’s use at the Recovery Facility and shall supply the Recovery Facility with equipment, software, local network access, operations personnel and services (collectively, “Recovery Resources”). Client will have financial, administrative and operational responsibility for providing Client personnel, telecommunications lines between the local telecommunication provider and the Recovery Facility and for all data communications between the Client and the Recovery Facility in accordance with the Specifications. As an optional service, FIS will provide network capability and telecommunications between Client and the Recovery Facility. FIS shall maintain operating environments at its facilities used to provide the Service in accordance with vendor-recommended procedures and policies for maintenance of such Recovery Resources, including necessary remedial maintenance and regularly scheduled preventive maintenance. FIS shall also employ redundant sources of electrical power and provide back-up data processing if its primary Service capabilities ever become inoperable.

4.7 Client may use the Recovery Resources for a period of up to ten (10) consecutive weeks. Extended use of the Recovery Resources is available at FIS’ then current fees. An FIS representative will be present while Client personnel are occupying any Recovery Facility. Client personnel may have unescorted access to the Recovery Facility provided that FIS personnel have been notified of the presence of Client personnel in the Recovery Facility and FIS personnel are both present and accessible in the Recovery Facility. FIS shall maintain reasonable and uniform rules regarding security, safety, scheduling, operations and other procedures for accessing and using the Recovery Resources during Disasters and Recovery Exercises. These rules may appear in written documents provided by FIS to its clients from time to time. Both FIS and Client shall comply with these rules in all material respects and shall use all Recovery Resources in accordance with manufacturer specifications.

4.8 Horizon clients may select the optional FedLine service, which includes the hardware and communications devices to support connectivity to the Atlanta Federal Reserve Bank. If selected, Client will execute an amendment to the agreement FIS has executed with the Federal Reserve. With this amendment in place, Client may direct FedLine activity to the Recovery Facility. Only ACH will be recovered by FedLine. Fees for FedLine services, if selected, will be set forth in the pricing attachment to the Prior Contract.

4.9 FIS shall provide Client with one (1) copy of FIS’ current user guide and other materials related to the Recovery Resources, and all applicable updates and revisions as and when issued. The typical medium for delivery of materials will be the Internet; however, FIS may provide material using any means it deems appropriate, including, without limitation, facsimile, mail, CD-ROM, or e-mail.

4.10 Notwithstanding the provisions for training in the General Terms, training is not currently included as part of the provision of the Service; however, FIS reserves the right to offer training to Client in the future at its then-current rates.

5. Disaster Recovery Exercise.

5.1 On an annual basis, FIS and Client shall engage in a recovery exercise intended to analyze the ability of the Recovery Resources and Client’s backup procedures to achieve the objectives mutually agreed upon by FIS and Client prior to commencement (“Recovery Exercises”). Within ninety (90) days after the Effective Date, the parties shall schedule, but not necessarily perform, the first Recovery Exercise. Client shall be responsible for submitting a written request for each annual Recovery Exercise to FIS. FIS will schedule the Recovery Exercise on a date mutually agreed upon by FIS and Client. Client may cancel a scheduled Recovery Exercise with at least sixty (60) days advance written notice to FIS. Client will incur cancellation fees if proper notice is not received and acknowledged by FIS. Client shall use the same process for rescheduling a cancelled Recovery Exercise as is used for the initial scheduling of the Recovery Exercise.

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5.2 All Recovery Exercises shall be subject to immediate cancellation or termination, and shall be rescheduled as soon as possible, if and when any other FIS client declares a Disaster and requests use of the Recovery Resources that would have been used in the Recovery Exercise.

5.3 A Recovery Exercise consists of the number of hours of test time set forth in the pricing attachment to the Prior Contract; up to a maximum of eight (8) hours (“Exercise Period”). Each Exercise Period must be used within one (1) calendar day. Multiple Exercise Periods cannot be pooled into one day but may be taken on consecutive calendar days. Unused Exercise Periods cannot be held over to another year. Prior to each Recovery Exercise, FIS will restore Client files and libraries and configure all hardware in accordance with the Recovery Plan and any Client special instructions detailed therein. Time required to complete this preparatory activity will not be charged against the Exercise Period. During each Recovery Exercise, FIS will provide reasonable supplies and support to Client, and Client shall be responsible for all functionality testing. A Recovery Exercise shall conclude upon the expiration of the Exercise Period or when Client declares its conclusion as defined in the user guide, whichever comes first.

5.4 Additional Exercise Periods may be undertaken by FIS at FIS’ then current rates if: (i) Client-initiated unforeseen problems occur; (ii) there is a reasonable expectation of solution within the time extension; and (iii) the test does not impair any other FIS client’s scheduled access. If Client notifies FIS that a Recovery Exercise is completed, and Client asks FIS to recommence the Recovery Exercise, Client acknowledges FIS may not be able to accommodate this request and FIS shall not be responsible in any way if it is not able to so recommence a Recovery Exercise.

5.5 Additional support is available at FIS’ then current rates. Client shall contact FIS through the FIS representative assigned to the Recovery Exercise for additional technical planning and problem solving. In the event Client requests support through any other person, Client will incur additional support charges at FIS’ then-current rates.

5.6 FIS or Client will remove all Data from the Recovery Resources after a Recovery Exercise or a Disaster recovery operation.

6. Multiple Disasters.

6.1 If FIS is considering an agreement with a new client and if entering into that agreement might result in a perceived exposure due to a geographic concentration or client size, FIS will perform an analysis of such exposure for review by FIS management prior to execution of that agreement. FIS will not enter into an agreement with a new client if the Recovery Resources are insufficient to accommodate additional clients unless FIS effectuates secondary backup procedures.

6.2 In the event more than one FIS client declares a disaster (“Multiple Disasters”), more than one FIS client may be granted access to the Recovery Resources (“Multiple Clients”). FIS shall grant its Multiple Clients comparable rights to the Recovery Resources and provide access to additional recovery resources to the extent practicable. FIS shall develop and implement an appropriate plan for sharing and allocating the affected Recovery Resources among the Multiple Clients, in a manner reasonably determined by FIS. If the Multiple Clients unanimously agree upon their own plan to allocate the Recovery Resources, then FIS will implement that plan to the extent practicable. Client shall cooperate with FIS in its development and implementation of a plan for allocating and sharing Recovery Resources among Multiple Clients. Client acknowledges and agrees that neither FIS nor the Multiple Clients shall be liable for any Loss directly or indirectly resulting from the shared use of the Recovery Facility and related services in the event of a Multiple Disaster.

7. Timeframes and Hours of Operation. Upon declaration of a Disaster by Client, the Service will be available twenty-four (24) hours per day, seven (7) days per week; provided, however, that FIS reserves the right to suspend availability of the Service for the purpose of required maintenance or updating the System. FIS will attempt to provide Client with at least seventy- two (72) hours’ notice of FIS’ maintenance on the System. During a Disaster, upon Client’s request and at FIS’ then-current rates, FIS shall also assist Client in contacting vendors and in obtaining and installing additional or replacement equipment.

8. Termination. FIS shall provide ninety (90) days written notice to Client prior to making any material change to the equipment configuration set forth in Section 4.3. If such change would render the Recovery Resources ineffectual and the parties cannot reach a mutually agreeable solution (including price and configuration) within sixty (60) days of Client’s receipt of such notice, Client may terminate this Addendum at the expiration of the ninety (90) day period upon thirty (30) days prior written notice to FIS. In addition to the termination rights set forth in the General Terms, FIS may terminate this Addendum if Client fails to cure any material violation of applicable Law within thirty (30) days of FIS requesting it to do so.

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9. Fees.

9.1 Client shall pay FIS the current adjusted fees in the pricing attachment. Declaration Fees shall be paid by Client upon declaration of a disaster. Usage Fees shall be billed upon the earlier of completion of usage of the Recovery Resources or monthly, if Client uses the Recovery Resources longer than six (6) weeks. All other fees shall be settled or paid in accordance with the General Terms. In the event FIS is unable to collect fees via electronic transfer from the Settlement Account, Client shall pay the fees directly to FIS in accordance with the General Terms, along with a twenty-five dollar ($25.00) non-ACH processing fee.

9.2 Client hereby agrees that any additional FIS resource utilized by Client that is a chargeable item and not set forth in this Addendum or the pricing attachment to the Prior Contract shall be charged to Client at FIS’ then-current rates.

9.3 Annually, prior to the anniversary month of the Effective Date, Client’s account volumes will be measured. All open accounts, including but not limited to deposit, loan, general ledger, safe deposit box, and stockholder system accounts, will be summed in all production banks the Client operates. The portion of the monthly fees associated with account volume will then be adjusted accordingly. In addition, based on each annual Disaster Recovery Exercise, FIS will evaluate bank changes (i.e. file storage volumes) that may affect its ability to meet the recovery time objective in Section 4.2 above. FIS and Client mutually agree to either lengthen the recovery time objective or adjust the monthly fee for the Service to meet the objective if bank changes so require.

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EQUIPMENT AND MAINTENANCE ADDENDUM

1. Introduction. FIS agrees to provide Client with the exclusive use of certain equipment for business use (“Equipment”) and maintenance to the Equipment (‘Maintenance”) described below and in accordance with this Equipment and Maintenance Addendum (“Addendum”). This Addendum is made part of the Agreement, and capitalized words not otherwise defined herein have the meaning set forth in the Agreement.

2. Equipment Configuration. FIS will supply, at no additional fee, those CPUs, communications controllers, DASD equipment, tape/cartridge equipment, printers and other equipment as identified below and such other equipment as FIS may deem appropriate for its operation of the “Data Center” (as that term is defined in the Core Processing Services Addendum).

Hardware:

***************

***************

***************

***************

***************

********** System Software:

******************************

3. Equipment.

3.1 FIS is responsible for maintaining the Equipment in good order, condition and repair and is responsible for any damage, depreciation, repair or replacement (in the event of damage, but not replacement due to obsolescence) of the Equipment, as well as the installation of any maintenance and upgrades to the IBM software. FIS and Client will evaluate hardware capacity on an annual basis at a cost included in the Base Processing Fees described in Exhibit A to the Core Processing Addendum. Any hardware upgrades or additional equipment will be mutually agreed upon, with agreement not to be unreasonably withheld by either party. Client agrees to reimburse FIS for purchase of hardware upgrades or additional equipment, and any additional Maintenance costs. FIS acknowledges and agrees that if Client has paid in full the purchase price for any hardware as of the expiration or earlier termination of this Agreement, then Client will be the owner of any such Client Purchased Hardware and will not be required to make any payment to FIS for Client Purchased Hardware. FIS agrees to assign to Client all of the manufacturer’s applicable warranties for the Client Purchased Hardware; and, to execute a Bill Of Sale or any other documents reasonably required to formally transfer title of the Client Purchased Hardware from FIS to Client.

3.2 FIS agrees, warrants, and represents that the computer equipment supplied and installed at the Data Center, whether pursuant to this agreement or otherwise, shall be operated by FIS solely for the benefit for Client and to process Client’s data, and will not be used to process any data for any third parties whatsoever. The processing of data by FIS for any third parties using the equipment provided for in this Agreement will be considered a default by FIS under the terms and conditions of this Agreement, subject to the remedies of termination described elsewhere in this Agreement. Nothing in this Section shall prevent FIS and Client from entering into a mutually agreed-upon “revenue sharing agreement” for the processing of data for third parties; however, any such agreement shall be in writing and deemed to be an amendment to this Agreement.

3.3 FIS shall indemnify and hold Client harmless from all risk of loss associated with the equipment identified in the Equipment Configuration and any additional equipment owned or leased by FIS that FIS may add to the Data Center in the future. FIS, however, will satisfy its indemnity obligation with respect to the Equipment by maintaining the insurance coverage set forth in the General Terms. Client will bear no risk of loss with respect to the Equipment, excepting only any loss resulting from Client’s willful misconduct or gross negligence. Client shall have no obligation to insure the Equipment.

3.4 Telecommunications. Client will pay all costs of installing and utilizing communication or telephone lines, data sets, modems, ATMs, terminals, terminal communication control units and other equipment, as may be required for Client’s on-line operations, testing and training. FIS will provide, at its expense, as applicable, the terminals and personal computers used by its personnel. Client will provide all personal computers used by its personnel, both hardware and software.

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3.5 Special Equipment Use. Client may use any FIS equipment which is available in the Data Center, without additional charge, for the exclusive purpose of performing non-repetitive services or for use by Client with regard to audit or other customary and routine audit examination functions, provided that the use of FIS’s equipment does not materially interfere with FIS’s responsibilities under this Agreement. If any overtime will be incurred by computer operators in connection with any such use of FIS’s equipment, FIS will notify Client in advance and the parties will mutually agree on how any such overtime charges will be paid.

3.6 Equipment. If Client wishes to utilize equipment owned or leased by FIS and installed in the Data Center after the termination or expiration of the Agreement, FIS will not withdraw any such equipment without first offering to Client, on a right of first refusal basis, the right to purchase, or sublease such equipment. With respect to equipment leased by FIS, FIS will allow (if and to the extent permitted by the underlying lease) Client to sublease such equipment from FIS on the exact terms, conditions and costs of the lease then in effect. In addition, upon the termination or expiration of this Agreement, as the case may be, Client may purchase all but not less than all of the equipment owned by FIS and used in the Data Center, at a price equal to the sum of such equipment’s net book value or market value, whichever is greater. Such equipment will not be depreciated over more than a five-year period. The initial equipment configuration is shown in Section 2 of this Addendum. Such offer will be made by FIS at least 90 days, and be accepted or rejected by Client at least 60 days, prior to the termination or expiration of this Agreement. Client may, at its option, negotiate directly with any of the owners of any leased equipment, to establish its direct contractual relationship for any such equipment, and Client agrees to act promptly in this regard. FIS acknowledges and agrees that if Client has paid in full the purchase price for any hardware as of the expiration or earlier termination of this Agreement, then Client will be the owner of such Client-purchased hardware and will not be required to make any payment to FIS for such hardware.

3.7 Insurance. As long as it is the owner of the Equipment, FIS will, at its sole cost and expense, insure the Equipment against theft, loss or damage in the amounts stated on Exhibit 1 to the Core System Processing Services Agreement, and annually provide Client with evidence of such insurance coverage.

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CHEXSYSTEMS® SERVICES ADDENDUM

1. Introduction. FIS shall provide to INDEPENDENT BANK CORP. of Rockland, MA (“Client”) the services indicated in the pricing attachment (each, a “Service” and, collectively, the “Services”) in accordance with this ChexSystems® Services Addendum (“Addendum”) to the Agreement. The parties acknowledge and agree that the Services contemplated by this Addendum will be provided by Chex Systems, Inc., and for purposes of this Addendum, references to “FIS” shall mean Chex Systems, Inc. In addition to the terms and conditions set forth in the General Terms and on the Order Form accompanying this Addendum, the following terms shall apply with respect to the Services.

2. Data.

2.1 Data Contribution.

2.1.1 Client shall comply with FIS’s policy (“Data Contribution Policy”) regarding the provision of consumer and business data to FIS, as such policy may be modified by FIS from time to time. Both parties agree that the Data Contribution Policy is incorporated into and made a part of the Agreement.

2.1.2 FIS shall be entitled to obtain Information (defined below) directly from its affiliated entities in order to effect Client’s compliance with the Data Contribution Policy.

2.2 Data Usage.

2.2.1 FIS may store, disclose, and use all transaction data, account data, inquiry data, business data and consumer data provided by or on behalf of Client pursuant to this Addendum, including the Specifications and the Data Contribution Policy (collectively, “Information”), provided that such storage, disclosure, and use is for purposes of performing FIS’s obligations under this Addendum or for purposes permitted under the Laws applicable to FIS, including but not limited to the federal Fair Credit Reporting Act (15 U.S.C. Section 1681, et seq.), as amended (“FCRA”), Title V, Subtitle A of the Gramm-Leach-Bliley Act, as amended (“GLBA”), and their implementing regulations.

2.2.2 Termination of this Addendum or any Service shall not require FIS to remove, return or cease to use any Information obtained from Client.

2.3 Data Security.

2.3.1 Client acknowledges and agrees that FIS is not a “third party processor” as that term is used in the General Terms.

2.3.2 Notwithstanding anything to the contrary in the General Terms (i) FIS shall promptly notify Client of any breach of FIS’s system or any portion thereof that results in unauthorized access to NPI obtained from Client, (ii) Client shall promptly notify FIS of any unauthorized access to FIS Data (as defined below), and (iii) any notifications provided pursuant to this Section shall include the relevant details of the unauthorized access and the remedial actions that FIS and/or Client may take to mitigate Losses resulting therefrom. In the event that a party experiences a breach of security or unauthorized access to NPI, that party shall have the right to take any action it deems necessary or appropriate to comply with applicable Laws or mitigate Losses that might result from such breach or unauthorized access, including, without limitation, the provision of notice to impacted consumers.

2.4 Data Accuracy. Client represents and warrants that: (i) to the best of its knowledge, after conducting all lawfully required due diligence, all Information obtained from Client is true and complete in all material respects; and (ii) it shall not submit fictitious Data or test Data to FIS in a production environment. Upon Client’s reasonable written request, FIS shall provide Client with test cases to use in the Service staging environment.

3. Services.

3.1 The Services described in this Addendum will be provided in accordance with the corresponding Specifications and as otherwise communicated to Client in writing from time to time. Client acknowledges that the decisioning messages sent by FIS as part of any Service which includes decisioning functionality are based solely upon the pre-defined business criteria applicable to consumer attributes provided by Client. Client acknowledges and agrees that FIS obtains certain of its data from third party sources (“External Suppliers”) and that such data may or may not be completely thorough or accurate. As such, Client shall not rely on FIS for the accuracy or completeness of information supplied through the Services. Client acknowledges that all decisions made with respect to consumers are made solely by Client. If an individual claims that a Service has incorrectly listed them as deceased, the individual should be told to contact their local Social Security office to correct the error.

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3.2 Client acknowledges that the Services do not serve as positive identification of the consumer or of the status of the consumer’s account(s).

3.3 Except as required to comply with Laws, Client shall not, either directly or indirectly, for itself or through any agent or third party: (i) compile, store, maintain or use the Services or data provided by FIS through the Services (“FIS Data”) to build its own database, or (ii) copy or otherwise reproduce the Services or FIS Data. Client shall be solely responsible for ensuring that the storage, delivery and transmission of FIS Data is done in a secure and confidential manner.

3.4 Client agrees to take appropriate measures to protect against the misuse of the Services. Client shall in all instances be the end user of the Services and shall not permit the Services to be used by any other entity. Client shall not allow access to the Service or FIS Data from Internet Protocol addresses located outside of the United States and its territories; nor shall Client allow FIS Data to traverse networks outside of the United States, irrespective of whether such network is internal or external to Client. Client shall not allow FIS Data to be stored at rest outside of the United States, irrespective of the storage media. Client shall only request and use the FIS Data provided through the Services one (1) time for the specific transaction and the certified permissible use (see Attachment 1) for which the FIS Data was requested.

3.5 Client acknowledges and agrees that FIS will only allow Client to access the Services if Client’s credentials provided in Attachment 2 (“Client Credentialing Form”) can be verified in accordance with FIS’s internal credentialing procedures.

3.6 Client agrees to administer and control unique access user IDs and passwords as set forth herein and as may be communicated to Client in writing from time to time. Client shall promptly notify FIS if any account ID becomes inactive, invalid or otherwise may be terminated, reassigned or compromised. Client agrees to conduct quarter-annual quality control reviews to ensure all current users are appropriately authorized, and promptly provide the results of such reviews to FIS upon request.

3.7 Client shall not use FIS Data to formulate questions or the like so as to create question-based identity verification services.

3.8 If FIS reasonably and in good faith determines that Client has breached any provision of the Agreement that pertains to credentialing or the access, use, storage or disclosure of FIS Data, FIS may, upon five (5) business days’ notice (unless a shorter notification period is required in order for FIS to maintain its compliance obligations), suspend Client’s access to the affected Service until such time as Client remedies the breach to FIS’s reasonable satisfaction. If Client fails to cure the breach to FIS’s reasonable satisfaction within thirty (30) days, or if Client has previously breached any of the access, use, storage, disclosure or credentialing provisions governing the Service, then FIS shall be entitled to immediately terminate the affected Service. Client agrees to cooperate fully with any investigations into any potential misuse of the Services.

3.9 The Services and related FIS Data shall be requested for the exclusive use of Client, maintained by Client as Confidential Information, and disclosed only to Client’s employees whose duties reasonably relate to the permissible use for which the FIS Data was requested (see Attachment 1).

3.10 Client will not use the Services for personal or non-business reasons. Client agrees that each of its employees and/or agents that are granted access to FIS Data will be bound by confidentiality restrictions regarding the dissemination of such FIS Data. FIS shall have the right to verify compliance with this subsection upon reasonable notice to Client.

4. Service Categories. Client may purchase one or more of the Services set forth on Attachment 1 to this Addendum at any time. The corresponding additional terms set forth in this Section shall only apply if the Service referenced in Attachment 1 is also included in a pricing attachment hereto.

4.1 If Client receives any “Consumer Report Service” set forth on Attachment 1, the following subsections apply:

4.1.1 Under no circumstances shall Client use the Service or any corresponding FIS Data for employment, skip tracing or any other purpose that is not specifically set forth herein or in Attachment 1 as a permissible use. In the event Client takes any adverse action, as defined in the FCRA, based in whole or in part on the Service or any corresponding FIS Data, Client agrees to instruct the impacted consumer to contact Chex Systems, Inc. by visiting its web site at www.consumerdebit.com, by telephone at 800-428-9623, by mail at Chex Systems, Inc., Attn: Consumer Relations, 7805 Hudson Road, Suite 100, Woodbury, MN 55125, or by fax at 602-659-2197, or such other contact information that FIS may provide or otherwise make available to Client.

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4.1.2 Client shall maintain copies of all written or electronic consumer authorizations for a minimum of three (3) years from the date of Client’s inquiry. Client shall take all reasonable measures to identify consumers and to obtain and accurately provide FIS with complete consumer identifications. If required by applicable Law, Client may share the contents of a consumer report received from FIS with the subject consumer, provided Client does so without charge. Client agrees that it will not disclose to any consumer or third party any score received through the Service, except as may be required by applicable Law.

4.1.3 Client acknowledges its receipt of the “Notice to Users of Consumer Reports: Obligations of Users Under the FCRA” and the “Notice to Furnishers of Information: Obligations of Furnishers Under the FCRA” (collectively, the “Notices”) which are attached hereto as Attachment 3. The Notices are subject to change, as may be required to comply with applicable Law. Client acknowledges that it is a furnisher of data as set forth in the Notices and the FCRA.

4.1.4 Client acknowledges that the FCRA provides that any person who knowingly and willfully obtains information on a consumer from a consumer reporting agency under false pretenses shall be fined under Title 18 of the United States Code, or imprisoned for not more than two (2) years, or both, as provided in Section 619 of the FCRA or under other applicable Law.

4.2 If Client receives any “Consumer Report Service – Prescreen” set forth on Attachment 1, Client shall extend a firm offer of credit, as required by applicable Law. Client will not disclose the selection criteria used as part of the Service to any consumer or other third party, including without limitation, to a third party processor. Client will not, in any direct mail or telemarketing solicitation, refer to any presumed knowledge about the consumer. Client understands that it may not use a prescreened list more than once.

4.3 If Client receives any “Fraud Detection and Identity Service” listed on Attachment 1, the following subsections apply:

4.3.1 Client acknowledges that the Service does not constitute (nor is the Service to be used as a “consumer report” or an “investigative consumer report” as those terms are used and defined in the FCRA Client acknowledges that certain FIS Data provided through the Service is derived from publicly available information. Client further acknowledges that the Service is an identification verification tool to be used by Client in conjunction with (and not to the exclusion or replacement of) Client’s own internal policies and procedures relating to identity verification. Client shall (i) not use the Service to grant or deny an account or to take any other adverse action (as defined in the FCRA) with respect to a consumer; and (ii) only use the Service in financial services markets located in the United States of America and its territories.

4.3.2 Client acknowledges and agrees that some of the information contained in the Service is NPI and is regulated by the GLBA. In addition, Client agrees it will recertify, in writing, its permissible use(s) of FIS Data upon request by FIS.

4.3.3 Client shall obtain any consumer consents as may be required by Law prior to using the Service.

4.4 If Client receives any “Driver’s License Service” set forth on Attachment 1, the following subsections apply:

4.4.1 Client acknowledges that the Service does not provide or constitute a “consumer report” as that term is used and defined in the FCRA and that the Service and the accompanying FIS Data is not to be used as a “consumer report”. Client agrees not to use the Service or accompanying FIS Data to make account opening determinations. Client shall not use the FIS Data provided through the Service to create or update a file for its own source of driving history records or other motor vehicle data.

4.4.2 Client acknowledges that the Driver’s Privacy Protection Act (18 U.S.C. Section 2721 et seq.) (“DPPA”) and several similar state laws provide that any person who knowingly obtains or discloses DPPA governed information for any purpose not permitted by the DPPA, or who makes any false representations to obtain any such information, may be subject to civil and criminal penalties. Client acknowledges and agrees that the DPPA, and other similar Laws, apply to the Service.

4.4.3 FIS shall be entitled to remove any state driver’s license file from the Service in the event that FIS is not able to obtain the file from its External Supplier.

4.5 If Client receives the “Post-Inquiry Reporting Service” set forth on Attachment 1, Client represents that it will only use the Service for its own internal compliance and audit purposes. Client shall not use the Service

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or related FIS Data to grant or deny an account, nor shall Client take any other adverse action or make any decision with respect to an individual consumer or business entity based upon the use of the Service or related FIS Data.

4.6 Financial Demographic Data (“P$YCLE”). If Client receives the P$YCLE component of the QualiFile Service, the following subsections shall apply:

4.6.1 Client acknowledges the information comprising the P$YCLE code (i) does not constitute a “consumer report” or an “investigative consumer report” as those terms are used and defined in the FCRA, (ii) is not to be used for the purposes of a “consumer report” or an “investigative consumer report”, and (iii) is not to be used to grant or deny an account or credit or to take any adverse action (as defined in the FCRA) with respect to a consumer.

4.6.2 The P$YCLE code may be used and retained by Client solely for internal research purposes in determining future strategies utilizing the QualiFile Service, including in-house file enhancements, mailing list screens, modeling and list analysis. Consumer “Lifestyle” data that is provided to Client as part of the P$YCLE code shall not be used in telemarketing activities. Client may not sell, lease, rent or otherwise provide the P$YCLE code, or any file, list, model, code or report derived from the P$YCLE code, to any third party.

4.6.3 All marketing efforts, solicitations, advertising, and other communications used in connection with any offer created by or for Client derived from the P$YCLE code shall (i) be devoid of any reference to any selection criteria or presumed knowledge concerning the intended recipient of such solicitation, or the source of the recipient’s name and address; and (ii) be in good taste in accordance with generally recognized industry standards and standards of high integrity. Client shall not use the P$YCLE code to advertise, sell, or exchange any products or services that involve sexual paraphernalia; pornographic materials; weapons; credit repair services or other illegal or illicit activities.

4.7 Professional/Consulting Services. FIS and Client agree that any non-standard professional or consulting Services requested by Client that are not already included in any standard setup or maintenance fee shall be subject to the fees and additional terms set forth in a statement of work issued pursuant to this Addendum. Any such statement of work shall be incorporated into and made a part of the Agreement.

5. Indemnification.

5.1 In addition to the indemnification obligations set forth in the General Terms, Client shall indemnify, defend and hold harmless FIS’s External Suppliers from and against any and all Losses that result from, relate to, arise out of, or are incurred in connection with (i) Client’s use of a Service provided under this Addendum; or (ii) a breach of security or unauthorized access to NPI caused by Client.

5.2 In addition to the indemnification obligations set forth in the General Terms, Client shall defend FIS and its officers, employees, directors, affiliates, agents and shareholders, in their individual capacities or otherwise, from and against any and all Claims (as defined in this Section) asserted by a third party against FIS, and shall indemnify and hold harmless FIS from and against any damages, costs, and expenses of such third party awarded against FIS by a final court judgment or an agreement settling such Claims in accordance with the General Terms. As used in this Section, the term “Claim” means any action, litigation, or claim by a third party based upon or resulting from Client’s use of a Service or FIS Data as part of a decision to deny such third party an account or some other benefit.

6. Audit.

6.1 FIS shall be entitled to request information regarding specific transactions and inquiries made by Client using the Services. Client shall promptly respond to any such requests. Client acknowledges and agrees that in order to ensure compliance with applicable Laws, regulatory agency requirements and/or FIS’s obligations under its External Supplier agreements, FIS shall have three (3) years after the termination or expiration of this Addendum to conduct the audits contemplated by this Addendum.

6.2 Upon at least ten (10) business days’ prior written notice, FIS, its representatives and/or vendors may visit client’s facilities, during normal business hours, for the purpose of: (i) inspecting the location and use of the Services; and (ii) auditing, monitoring and ensuring compliance with the terms of this Addendum. Notice for any audit must specify the scope of the information sought and the purpose of the audit. All audits must be reasonable in scope and duration.

7. Termination. In addition to the termination rights set forth in this Addendum and the General Terms, FIS may immediately terminate a Service if FIS reasonably determines that (i) any Law, regulation, consent decree

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or government regulatory agency opinion would jeopardize the continuing legality of the Service; or (ii) Client is not in compliance with, or Client causes FIS, an External Supplier or any third party not to be in compliance with, applicable Law.

8. Regulatory Requests. FIS and Client are subject to continuing oversight and supervisory authority by various federal regulatory agencies (“Federal Regulators”). FIS and Client each acknowledge and agree that when requested by a Federal Regulator, the Agreement and any information related to the Agreement may be disclosed by either party to a Federal Regulator (as required by Federal Law) without prior notice to the other party and without disclosure to the other party of the Federal Regulator’s request.

9. Fees. FIS may increase the recurring fees due under this Addendum by the applicable percentage set forth in the General Terms at any time, but not more than once annually.

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CHEXSYSTEMS® SERVICES ADDENDUM

Attachment 1 – Service Categories and Permissible Uses

Client hereby certifies that it shall use the FIS Data provided through the Service in accordance with the applicable terms and conditions of the Addendum and solely for the Permissible Use associated with the Service as set forth below:

Consumer Report Services – Consumer Initiated:		Driver’s License Service:
•	Account Ownership Service(1)	•	QualiFile® (Driver’s License Verification component) (6)
•	QualiFile® - all versions(1)

Consumer Report Services – Account Review:		Post-Inquiry Report Services:
•	QualiFile® (Sentry Service component)(2)	•	ChexSystems® Closure Information Report component)
•	QualiFile® BatchChex component(2)	•	QualiFile® Inquiry Detail File
		•	ChexSystems® Inquiry Report
		•	QualiFile® History Report

Consumer Report Services – Prescreen:
•	ProspectChex(4)

Consumer Report Services – Legitimate Business Need:
•	DepositShield® Direct or Express(3)

Fraud Detection and Identity Services:
•	QualiFile® (Driver’s License Validation component) (5)
•	QualiFile® (FraudFinder® component) (5)
•	QualiFile® (SSN Validation component) (5)
•	QualiFile® (Credit Header component) (5)

Permissible Uses:

1. For a legitimate business need in connection with a business transaction initiated by the consumer.

2. For a legitimate business need to review an account to determine whether the consumer continues to meet the terms of the account.

3. For a legitimate business need in connection with a business transaction initiated by a consumer, solely to assist with assessing risk in connection with third party personal and/or company checks for deposit or payment processed within a financial institution, provided, however, Client may not use DepositShield® to take adverse action (as defined in the FCRA) against any consumer.

4. To prescreen a consumer for an unsolicited firm offer of credit.

5. To protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liability.

6. In the normal course of business: (i) solely to verify the accuracy of personal information submitted by Client’s Customer(s), (ii) if such information as so submitted is incorrect or is no longer correct, to obtain the correct information, but only for the purposes of preventing fraud by the individual.

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CHEXSYSTEMS® SERVICES ADDENDUM

Attachment 2 – Client Credentialing Form

NOTE: INCOMPLETE OR INCORRECT INFORMATION MAY

RESULT IN AN IMPLEMENTATION DELAY.

To submit the Credentialing Form:

1. Please type or print all information requested and return with the executed contract documentation.

2. If applicable, supporting documentation must be provided or application will be returned and Services will not be set up.

1. COMPANY INFORMATION (ALL ITEMS ARE MANDATORY)

Company Name:	Main Office Telephone (not ext.): ( ) -

Main Fax: ( ) -	Website:

Current Main Physical Address (P.O.. box or private mail box not permitted):

Street Address:

City:	State:	Zip Code:

Date Organization Established:	Business Specialization:

2. ACCOUNT CONTACT INFORMATION (ALL ITEMS ARE MANDATORY)

Last Name:	First Name:

Title:	Telephone (not cell): ( ) -

Cell Phone (if applicable):	Email:

Are you authorized by your organization to order reports on their behalf?: ☐	YES ☐ NO

3. INDUSTRY AND COMPANY TYPE INFORMATION IS REQUIRED FROM ALL APPLICANTS NOTE: The Business name on license must match the Company name provided.

Select the one item that best describes your company:    ☐  Banking/Financial    ☐  Retail/Wholesale    ☐  Healthcare

☐  Collections    ☐   Telecommunications    ☐  Attorney/Law Office    ☐  Insurance    ☐  Tenant Screening    ☐  Other If Other Please Specify:

Is your company Publicly Held? ☐ YES ☐ NO If yes, please provide stock symbol here

Is your company a bank or credit union?    ☐  YES    ☐  NO If yes, are you regulated by the FDIC or NCUA? If Yes:    ☐  FDIC    ☐  NCUA

If FDIC, please provide: Certificate #:                Date:                If NCUA, please provide: Charter #:                Date:

If No, attach appropriate documentation reflecting your regulatory agency and explain:

Is your company one of the following?    ☐  Partnership    ☐  Corporation/ State of:

If you are a partnership, additional information is required. A professional license is required if your organization is professionally regulated, a business license and/or notarized articles of incorporation are required for all others – except if publicly held, SEC, NCUA or FDIC regulated.

License Required: Business License #:                City, County, State of Issuance                License Expiration Date:

Professional License #                License Expiration Date:

ATTACH A COPY OF YOUR PROFESSIONAL/BUSINESS/STATE LICENSE OR FEDERAL TAX ID REGISTRATION IF NO LICENSE REQUIRED or NOTARIZED ARTICLES OF INCORPORATION.

Federal Tax ID:	Are you exempt from state & local taxes? ☐ YES ☐ NO Attach a copy of 501(C)(3) documentation

Is your organization home-based? ☐ YES ☐ NO

4.      AUTHORIZATION

Chex Systems, Inc., itself or through its parent corporation or other affiliate (collectively, “Chex”) requires credentialing of potential clients prior to providing certain data services. As such, Client hereby authorizes Chex to obtain information about Client’s commercial activities and financial condition from third parties, including, without limitation, banks, credit or consumer reporting agencies, any business references provided by Client, as well as any other third party that can provide such information. Client agrees that this document shall serve as Client’s consent for any third party to release

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information requested by Chex to Chex or its representative, and Client hereby releases such third party and Chex of all liability associated with such disclosure. In addition to the information that may be requested from third parties as specified above, Chex may elect, and Client consents to, a physical inspection of Client facilities. Client hereby authorizes Chex, or a third party vendor of Chex to conduct such an inspection, and agrees to provide all reasonable cooperation necessary to complete such inspection in a meaningful and timely fashion.

THE DULY AUTHORIZED REPRESENTATIVE OF CLIENT HEREBY REPRESENTS AND WARRANTS THAT THE INFORMATION PROVIDED IN THIS APPLICATION IS TRUE AND ACCURATE.

Signature:	Date:

Printed Name:	Title:

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All furnishers of information to consumer reporting agencies must comply with all applicable regulations. Information about applicable regulations currently in effect can be found at the Consumer Financial Protection Bureau’s website, www.consumerfinance.gov/learnmore.

NOTICES TO FURNISHERS OF INFORMATION:

OBLIGATIONS OF FURNISHERS UNDER THE FCRA

The federal Fair Credit Reporting Act (FCRA), 15 U.S.C. 1681-1681y, imposes responsibilities on all persons who furnish information to consumer reporting agencies (CRAs). These responsibilities are found in Section 623 of the FCRA, 15 U.S.C. 1681s-2. State law may impose additional requirements on furnishers. All furnishers of information to CRAs should become familiar with the applicable laws and may want to consult with their counsel to ensure that they are in compliance. The text of the FCRA is available at the website of the Bureau of Consumer Financial Protection’s (CFPB): website www.consumerfinance.gov/learnmore. A list of sections of the FCRA cross-referenced to the U.S. Code is at the end of this document.

Section 623 imposes the following duties upon furnishers:

Accuracy Guidelines

The FCRA requires furnishers to comply with federal guidelines and regulations dealing with the accuracy of information provided to CRAs by furnishers. Federal regulations and guidelines are available at www.consumerfinance.gov/learnmore. Section 623(e).

General Prohibition on Reporting Inaccurate Information:

The FCRA prohibits information furnishers from providing information to a CRA that they know or have reasonable cause to believe is inaccurate. However, the furnisher is not subject to this general prohibition if it clearly and conspicuously specifies an address to which consumers may write to notify the furnisher that certain information is inaccurate. Sections 623(a)(1)(A) and (a)(1)(C).

Duty to Correct and Update Information:

If at any time a person who regularly and in the ordinary course of business furnishes information to one or more CRAs determines that the information provided is not complete or accurate, the furnisher must provide complete and accurate information to the CRA. In addition, the furnisher must notify all CRAs that received the information of any corrections, and must thereafter report only the complete and accurate information. Section 623(a)(2).

Duties After Notice of Dispute from Consumer:

If a consumer notifies a furnisher, at an address specified by the furnisher for such notices, that specific information is inaccurate, and the information is in fact inaccurate, the furnisher must thereafter report the correct information to CRAs. Section 623(a)(1)(B).

If a consumer notifies a furnisher that the consumer disputes the completeness or accuracy of any information reported by the furnisher, the furnisher may not subsequently report that information to a CRA without providing notice of the dispute. Section 623(a)(3).

Furnisher must comply with federal regulations that identify when an information furnisher must investigate a dispute made directly to the furnisher by a consumer. Under these, furnishers must complete an investigation within 30 days (or 45 days, if the consumer later provides relevant additional information) unless the dispute is frivolous or irrelevant or comes from a “credit repair organization.” Federal regulations are available at www.consumerfinance.gov. Section 623(a)(8).

Duties After Notice of Dispute from Consumer Reporting Agency:

If a CRA notifies a furnisher that a consumer disputes the completeness or accuracy of information provided by the furnisher, the furnisher has a duty to follow certain procedures. The furnisher must:

•	Conduct an investigation and review all relevant information provided by the CRA, including information given to the CRA by the consumer. Sections 623(b)(1)(A) and (b)(1)(B).

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•	Report the results to the CRA that referred the dispute, and, if the investigation establishes that the information was, in fact, incomplete or inaccurate, report the results to all CRAs to which the furnisher provided the information that compile and maintain files on a nationwide basis. Sections 623(b)(1)(C) and (b)(1)(D).

•	Complete the above within 30 days from the date the CRA receives the dispute (or 45 days, if the consumer later provides relevant additional information to the CRA). Section 623(b)(2).

•	Promptly modify or delete information, or block its reporting. Section 623(b)(1)(E).

Duty to Report Voluntary Closing of Credit Accounts:

If a consumer voluntarily closes a credit account, any person who regularly and in the ordinary course of business furnishes information to one or more CRAs must report this fact when it provides information to CRAs for the time period in which the account was closed. Section 623(a)(4).

Duty to Report Dates of Delinquencies:

If a furnisher reports information concerning a delinquent account placed for collection, charged to profit or loss, or subject to any similar action, the furnisher must, within 90 days after reporting the information, provide the CRA with the month and the year of the commencement of the delinquency that immediately preceded the action, so that the agency will know how long to keep the information in the consumer’s file. Section 623(a)(5).

Any person, such as a debt collector, that has acquired or is responsible for collecting delinquent accounts and that reports information to CRAs may comply with the requirements of Section 623(a)(5) (until there is a consumer dispute) by reporting the same delinquency date previously reported by the credit. If the credit did not report this date, they may comply with the FCRA by establishing reasonable procedures to obtain and report delinquency dates, or, if a delinquency date cannot be reasonable obtained, by following reasonable procedures to ensure that the date reported precedes the date when the account was placed for collection, charges to profit or loss, or subjected to any similar action. Section 623(a)(5).

Duties of Financial Institutions When Reporting Negative Information

Financial Institutions that furnish information to “nationwide” consumer reporting agencies, as defined in Section 603(p), must notify consumers in writing if they may furnish or have furnished negative information to a CRA. Section 623(a)(7). The CFPB has prescribed model disclosures, 12 CFR Part 1022, App. B.

Duties When Furnishing Medical Information

A furnisher whose primary business is providing medical services, products or devices (and such furnisher’s agents or assignees) is a medical information furnisher for the purposes of the FCRA and must notify all CRAs to which it reports of this fact. Section 623(a)(9). This notice will enable CRAs to comply with their duties under Section 604(g) when reporting medical information.

Duties When ID Theft Occurs

All furnishers must have in place reasonable procedures to respond to notifications from CRAs that information furnished is the result of identity theft, and to prevent refurnishing the information in the future. A furnisher may not furnish information that a consumer has identified as resulting from identity theft unless the furnisher subsequently knows or is informed by the consumer that the information is correct. Section 623(a)(6). If a furnisher learns that it has furnished inaccurate information due to identity theft, it must notify each CRA of the correct information and must thereafter report only complete and accurate information. Section 623(a)(2). When any furnisher of information is notified pursuant to the procedures set forth in Section 605B that a debt has resulted from identity theft, the furnisher may not sell, transfer, or place for collection the debt except in certain limited circumstances. Section 615(f).

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The CFPB’s website, www.consumerfinance.gov/learnmore, has more information about the FCRA, including publications for business and the full text of the FCRA.

Citations for FCRA sections in the U.S. Code, 15 U.S.C. § 1681 et seq.:

Section 602	15 U.S.C. 1681	Section 615	15 U.S.C. 1681m
Section 603	15 U.S.C. 1681a	Section 616	15 U.S.C. 1681n
Section 604	15 U.S.C. 1681b	Section 617	15 U.S.C. 1681o
Section 605	15 U.S.C. 1681c	Section 618	15 U.S.C. 1681p
Section 605A	15 U.S.C. 1681cA	Section 619	15 U.S.C. 1681q
Section 605B	15 U.S.C. 1681cB	Section 620	15 U.S.C. 1681r
Section 606	15 U.S.C. 1681d	Section 621	15 U.S.C. 1681s
Section 607	15 U.S.C. 1681e	Section 622	15 U.S.C. 1681s-1
Section 608	15 U.S.C. 1681f	Section 623	15 U.S.C. 1681s-2
Section 609	15 U.S.C. 1681g	Section 624	15 U.S.C. 1681t
Section 610	15 U.S.C. 1681h	Section 625	15 U.S.C. 1681u
Section 611	15 U.S.C. 1681i	Section 626	15 U.S.C. 1681v
Section 612	15 U.S.C. 1681j	Section 627	15 U.S.C. 1681w
Section 613	15 U.S.C. 1681k	Section 628	15 U.S.C. 1681x
Section 614	15 U.S.C. 1681l	Section 629	15 U.S.C. 1681y

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All users of consumer reports must comply with all applicable regulations. Information about applicable regulations currently in effect can be found at the Consumer Financial Protection Bureau’s website, www.consumerfinance.gov/learnmore.

NOTICE TO USER OF CONSUMER REPORTS:

OBLIGATIONS OF USERS UNDER THE FCRA

The federal Fair Credit Reporting Act (FCRA), 15 U.S.C 1681-1681y requires that this notice be provided to inform users of consumer reports of their legal obligations. State law may impose additional requirements. The text of the FCRA is set forth in full at the Consumer Financial Protection Bureau’s (CFPB) website at www.consumerfinance.gov/learnmore. At the end of this document is list of United States Code citations of the FCRA. Other information about user duties is also available at the Bureau’s website. Users must consult the relevant provisions of the FCRA for details about their obligations under the FCRA.

This first section of this summary sets forth the responsibilities imposed by the FCRA on all users of consumer reports. The subsequent sections discuss the duties of users of reports that contain specific types of information, or that are used for certain purposes, and the legal consequences of violations. If you are a furnisher of information to a consumer reporting agency (CRA), you have additional obligations and will receive a separate notice from the CRA describing your duties as a furnisher.

I. OBLIGATIONS OF ALL USERS OF CONSUMER REPORTS

A.	Users Must Have a Permissible Purpose

Congress has limited the use of consumer reports to protect consumer’s privacy. All users must have a permissible purpose under the FCRA to obtain a consumer report. Section 604 contains a list of the permissible purposes under the law. These are:

•	As ordered by a court or a federal grand jury subpoena. Section 604(a)(1)

•	As instructed by the consumer in writing. Section 604(a)(2)

•	For the extension of credit as a result of an application from a consumer, or the review or collection of a consumer’s account. Section 604(a)(3)(A)

•	For employment purposes, including hiring and promotion decisions, where the consumer has given written permission. Sections 604(a)(3)(B) and 604(b)

•	For the underwriting of insurance as a result of an application from a consumer. Section 604(a)(3)(C)

•	When there is a legitimate business need, in connection with a business transaction that is initiated by the consumer. Section 604(a)(3)(F)(i)

•	To review a consumer’s account to determine whether the consumer continues to meet the terms of the account. Section 604(a)(3)(F)(ii)

•	To determine a consumer’s eligibility for a license or other benefit granted by a governmental instrumentality required by law to consider an applicant’s financial responsibility or status. Section 604(a)(3)(D)

•	For use by a potential investor or servicer, or current insurer, in a valuation or assessment of the credit or prepayment risks associated with an existing credit obligation. Section 604(a)(3)(E)

•	For use by state and local officials in connection with the determination of child support payments, or modifications and enforcement thereof. Sections 604(a)(4) and 604(a)(5)

In addition, creditors and insurers may obtain certain consumer report information for the purpose of making “prescreened” unsolicited offers of credit or insurance. Section 604(c). The particular obligations of users of this “prescreened” information are described in Section VII below.

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B.	Users Must Provide Certifications

Section 604(f) prohibits any person from obtaining a consumer report from a consumer reporting agency (CRA) unless the person has certified to the CRA the permissible purpose(s) for which the report is being obtained and certifies that the report will not be used for any other purpose.

C.	Users Must Notify Consumers When Adverse Actions Are Taken

The term “adverse action” is defined very broadly by Section 603. “Adverse actions” include all business, credit, and employment actions affecting consumers that can be considered to have a negative impact as described by Section 603(k) of the FCRA — such as denying or canceling credit or insurance, or denying employment or promotion. No adverse action occurs in a credit transaction where the creditor makes a counteroffer that is accepted by the consumer.

1. Adverse Actions Based on Information Obtained from a CRA

If a user takes any type of adverse action as defined by the FCRA that is based at least in part on information contained in a consumer report, Section 615(a) of the FCRA requires the user to notify the consumer. The notification may be done in writing, orally, or by electronic means. It must include the following:

•	The name, address, and telephone number of the CRA (including a toll-free telephone number, if it is a nationwide CRA) that provided the report.

•	A statement that the CRA did not make the adverse decision and is not able to explain why the decision was made.

•	A statement setting forth the consumer’s right to obtain a free disclosure of the consumer’s file from the CRA if the consumer requests the report within 60 days.

•	A statement setting forth the consumer’s right to dispute directly with the CRA the accuracy or completeness of any information provided by the CRA.

2. Adverse Actions Based on Information Obtained From Third Parties Who Are Not Consumer Reporting Agencies

If a person denies (or increases the charge for) credit for personal, family, or household purposes based either wholly or partly upon information from a person other than a CRA, and the information is the type of consumer information covered by the FCRA, Section 615(b)(1) requires that the user clearly and accurately disclose to the consumer his or her right to be told of the nature of the information that was relied upon if the consumer makes a written request within 60 days of notification. The user must provide the disclosure within a reasonable period of time following the consumer’s written request.

3. Adverse Actions Based on Information Obtained From Affiliates

If a person takes an adverse action involving insurance, employment, or a credit transaction initiated by the consumer, based on information of the type covered by the FCRA, and this information was obtained from an entity affiliated with the user of the information by common ownership or control, Section 615(b)(2) requires the user to notify the consumer of the adverse action. The notice must inform the consumer that he or she may obtain a disclosure of the nature of the information relied upon by making a written request within 60 days of receiving the adverse action notice. If the consumer makes such a request, the user must disclose the nature of the information not later than 30 days after receiving the request. If consumer report information is shared among affiliates and then used for an adverse action, the user must make an adverse action disclosure as set forth in I.C.1 above.

D.	Users Have Obligations When Fraud and Active Duty Military Alerts are in Files

When a consumer has placed a fraud alert, including one relating to identity theft, or an active duty military alert with a nationwide consumer reporting agency as defined in Section 603(p) and resellers, Section 605A(h) imposed limitations on users of reports obtained from the consumer reporting agency in certain circumstances, including the establishment of a new credit plan and the issuance of additional credit cards. For initial fraud alerts and active duty alerts, the user must have reasonable policies and procedures in place to form a belief that the user knows the identity of the applicant or contact the consumer at a telephone number specified by the consumer; in the case of extended fraud alerts, the user must contact the consumer in accordance with the contact information provided in the consumer’s alert.

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E.	Users Have Obligations When Notified of an Address Discrepancy

Section 605(h) requires nationwide CRAs, as defined in Section 603(p), to notify users that request reports when the address for a consumer provided by the user in requesting the report is substantially different from the addresses in the consumer’s file. When this occurs, users must comply with regulations specifying the procedures to be followed. Federal regulations are available at www.consumerfinance.gov/learnmore.

F.	Users Have Obligations When Disposing of Records

Section 628 requires that all users of consumer report information have in place procedures to properly dispose of records containing this information. Federal regulations have been issued that cover disposal.

II. CREDITORS MUST MAKE ADDITIONAL DISCLOSURES

If a person uses a consumer report in connection with an application for, or a grant, extension, or provision of, credit to a consumer or material terms that materially less favorable than the most favorable terms available to a substantial proportion of consumers from or through that person, based in whole or in part on a consumer report, the person must provide a risk-based pricing notice to the consumer in accordance with regulations prescribed by the CFPB.

Section 609(g) requires a disclosure by all persons that make or arrange loans secured by residential real property (one to four units) and that use credit scores. These persons must provide credit scores and other information about credit scores to applicants, including the disclosure set forth in Section 609(g)(1)(D) (“Notice to the Home Loan Applicant”).

III. OBLIGATIONS OF USERS WHEN CONSUMER REPORTS ARE OBTAINED FOR EMPLOYMENT PURPOSES

A.	Employment Other Than in the Trucking Industry

If information from a CRA is used for employment purposes, the user has specific duties, which are set forth in Section 604(b) of the FCRA. The user must:

•	Make a clear and conspicuous written disclosure to the consumer before the report is obtained, in a document that consists solely of the disclosure that a consumer report may be obtained.

•	Obtain from the consumer prior written authorization. Authorization to access reports during the term of employment may be obtained at the time of employment.

•	Certify to the CRA that the above steps have been followed, that the information being obtained will not be used in violation of any federal or state equal opportunity law or regulation, and that, if any adverse action is to be taken based on the consumer report, a copy of the report and a summary of the consumer’s rights will be provided to the consumer.

•	Before taking an adverse action the user must, provide a copy of the report to the consumer as well as the summary of the consumer’s rights. (The user should receive this summary from the CRA.) A Section 615(a) adverse action notice should be sent after the adverse action is taken.

An adverse action notice also is required in employment situations if credit information (other than transactions and experience data) obtained from an affiliate is used to deny employment. Section 615(b)(2).

The procedures for investigative consumer reports and employee misconduct is set forth below.

B.	Employment in the Trucking Industry

Special rules apply for truck drivers where the only interaction between the consumer and the potential employer is mail, telephone, or computer. In this case, the consumer may provide consent orally or electronically, and an adverse action may be made orally, in writing, or electronically. The consumer may obtain a copy of any report relied upon by the trucking company by contacting the company.

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IV. OBLIGATIONS WHEN INVESTIGATIVE CONSUMER REPORTS ARE USED

Investigative consumer reports are a special type of consumer report in which information about a consumer’s character, general reputation, personal characteristics, and mode of living is obtained through personal interviews by an entity or person that is a consumer reporting agency. Consumers who are the subjects of such reports are given special rights under the FCRA. If a user intends to obtain an investigative consumer report, Section 606 requires the following:

•	The user must disclose to the consumer that an investigative consumer report may be obtained. This must be done in a written disclosure that is mailed, or otherwise delivered, to the consumer not later than three days after the date on which the report was first requested. The disclosure must include a statement informing the consumer of his or her right to request additional disclosures of the nature and scope of the investigation as described below, and must include the summary of consumer rights required by Section 609 of the FCRA. (The summary of consumer rights will be provided by the CRA that conducts the investigation.)

•	The user must certify to the CRA that the disclosures set forth above have been made and that the user will make the disclosure described below.

•	Upon the written request of a consumer made within a reasonable period of time after the disclosures required above, the user must make a complete disclosure of the nature and scope of the investigation. This must be made in a written statement that is mailed, or otherwise delivered, to the consumer no later than five days after the date on which the request was received from the consumer or the report was first requested, whichever is later in time.

V. SPECIAL PROCEDURES FOR EMPLOYEE INVESTIGATIONS

Section 603(x) provides special procedures for investigations of suspected misconduct by an employee or for compliance with Federal, state or local laws and regulations or the rules of a self-regulatory organization, and compliance with written polices of the employer. These investigations are not treated as consumer reports so long as the employer or its agent complies with the procedures set forth in 603(x), and a summary describing the nature and scope of the inquiry is made to the employee if an adverse action is taken based on the investigation.

VI. OBLIGATIONS OF USERS OF MEDICAL INFORMATION

Section 604(g) limits the use medical information obtained from consumer reporting agencies (other than payment information that appears in a coded form that does not identify the medical provider). If the information is to be used for insurance transaction, the consumer must give consent to the user of the report or the information must be coded. If the report is to be used for employment purposes – or in connection with a credit transaction (except as provided in federal regulations) – the consumer must provide specific written consent and the medical information must be relevant. Any user who receives medical information shall not disclose the information to any other person (except where necessary to carry out the purpose for which the information was disclosed, or as permitted by statue, regulation, or order).

VII. OBLIGATIONS OF USERS OF “PRESCREENED” LISTS

The FCRA permits creditors and insurers to obtain limited consumer report information for use in connection with unsolicited offers of credit or insurance under certain circumstances. Sections 603(l), 604(c), 604(e), and 615(d). This practice is known as “prescreening” and typically involves obtaining from a CRA a list of consumers who meet certain pre-established criteria. If any person intends to use prescreened lists, that person must (1) before the offer is made, establish the criteria that will be relied upon to make the offer and to grant credit or insurance, and (2) maintain such criteria on file for a three-year period beginning on the date on which the offer is made to each consumer. In addition, any user must provide with each written solicitation a clear and conspicuous statement that:

•	Information contained in a consumer’s CRA file was used in connection with the transaction.

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•	The consumer received the offer because he or she satisfied the criteria for credit worthiness or insurability used to screen for the offer.

•	Credit or insurance may not be extended if, after the consumer responds, it is determined that the consumer does not meet the criteria used for screening or any applicable criteria bearing on creditworthiness or insurability, or the consumer does not furnish required collateral.

•	The consumer may prohibit the use of information in his or her file in connection with future prescreen offers of credit or insurance by contacting the notification system established by the CRA that provided the report. This statement must include the address and toll-free telephone number of the appropriate notification system.

In addition, the CFPB has established the format, type, size and manner of the disclosure required by Section 615(d) with which user must comply. The relevant regulation is 12 CFR 1022.54.

VIII. OBLIGATIONS OF RESELLERS

A.	Disclosure and Certification Requirements

Section 607(e) of the FCRA requires any person who obtains a consumer report for resale to take the following steps:

•	Disclose the identity of the end-user to the source CRA.

•	Identify to the source CRA each permissible purpose for which the report will be furnished to the end-user.

•	Establish and follow reasonable procedures to ensure that reports are resold only for permissible purposes, including procedures to obtain:

•	the identity of all end-users;

•	certifications from all users of each purpose for which reports will be used; and

•	certifications that reports will not be used for any purpose other than the purpose(s) specified to the reseller. Resellers must make reasonable efforts to verify this information before selling the report.

B.	Reinvestigation by Resellers

Under Section 611(f), if a consumer disputes the accuracy or completeness of information in a report prepared by a reseller, the reseller must determine whether this is a result of an action or omission on its part and, if so, correct or delete the information. If not, the reseller must send the dispute to the source CRA for reinvestigation. When any CRA notifies the reseller of the results of an investigation, the reseller must immediately convey the information to the consumer.

C.	Fraud Alerts and Resellers

Section 605A(f) requires resellers who receive fraud alerts or active duty alerts from another consumer reporting agency to include these in their reports.

IX. LIABILITY FOR VIOLATIONS OF THE FCRA

Failure to comply with the FCRA can result in state government or federal government enforcement actions, as well as private lawsuits. Sections 616, 617, and 621. In addition, any person who knowingly and willfully obtains a consumer report under false pretenses may face criminal prosecution. Section 619

The CFPB’s website, www.consumerfinance.gov/learnmore, has more information about the FCRA, including publications for businesses and the full text of the FCRA.

Citations for FCRA sections in the U.S. Code, 15 U.S.C. § 1681 et seq.:

Section 602	15 U.S.C. 1681	Section 615	15 U.S.C. 1681m
Section 603	15 U.S.C. 1681a	Section 616	15 U.S.C. 1681n
Section 604	15 U.S.C. 1681b	Section 617	15 U.S.C. 1681o
Section 605	15 U.S.C. 1681c	Section 618	15 U.S.C. 1681p

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Section 605A	15 U.S.C. 1681cA	Section 619	15 U.S.C. 1681q
Section 605B	15 U.S.C. 1681cB	Section 620	15 U.S.C. 1681r
Section 606	15 U.S.C. 1681d	Section 621	15 U.S.C. 1681s
Section 607	15 U.S.C. 1681e	Section 622	15 U.S.C. 1681s-1
Section 608	15 U.S.C. 1681f	Section 623	15 U.S.C. 1681s-2
Section 609	15 U.S.C. 1681g	Section 624	15 U.S.C. 1681t
Section 610	15 U.S.C. 1681h	Section 625	15 U.S.C. 1681u
Section 611	15 U.S.C. 1681i	Section 626	15 U.S.C. 1681v
Section 612	15 U.S.C. 1681j	Section 627	15 U.S.C. 1681w
Section 613	15 U.S.C. 1681k	Section 628	15 U.S.C. 1681x
Section 614	15 U.S.C. 1681l	Section 629	15 U.S.C. 1681y

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COMMERCIAL CAPTURE XPRESS SERVICES ADDENDUM

1. Introduction. INDEPENDENT BANK CORP. of Rockland, MA (“Client”) engages FIS to provide its check deposit imaging service, indicated in the pricing attachment (“Service(s)”) for remote deposits using its Commercial Capture Xpress System (“System”) in accordance with this Commercial Capture Xpress Services Addendum (“Addendum”). The Service shall permit Client’s Customers to capture images of paper checks, substitute checks and image replacement documents (“IRDs”), together with associated data, that evidence withdrawals from or drafts against depository accounts (“Accounts”) at U.S. financial institutions (collectively, “Checks”). Once imaged using the Service, Checks will be deemed “Check Images”. This Addendum is a part of the Information Technology Services Agreement described on the Order Form to which this Addendum is attached (“Agreement”), and capitalized words not otherwise defined herein have the meaning set forth in the Agreement. The General Terms apply to the Services provided pursuant to this Addendum.

2. Services.

2.1 FIS shall perform the Services in accordance with the service level standards set forth on the attached Exhibit A. Client authorizes FIS to create, process and post entries on its behalf, including any adjustments or corrections necessary to timely process Data. FIS shall promptly report any adjustments or corrections that were made to Client. FIS may establish, modify or substitute equipment, processing priorities, programs or procedures as reasonably necessary to accommodate processing demand for the System.

2.2 The System will, as set forth in the Specifications: (i) capture images of Checks that meet the requirements of the Check Clearing for the 21st Century Act (“Check 21”); (ii) support FIS certified Check scanners connected via an internet connection; (iii) process captured Check Images and enable review, keying of magnetic ink character recognition (“MICR”) and other data by Customers; (iv) convert Check Images to an X9.37-formatted file or approved ACH electronic format; (v) permit Customers to approve or reject Check Images presented for deposit; (vi) provide access to archived Check Images for twenty-four (24) months or such other period as Client and FIS have agreed; and (vii) provide Customers with access to then-standard reports. FIS will provide FIS-certified scanners to Client at its then-current prices upon request. FIS will use commercially reasonable efforts to brand all Customer-facing elements of the System with Client’s logo and colors, and Client grants FIS a non-exclusive, limited license to use its service marks and trademarks in that regard.

2.3 Client shall require each Customer to agree in writing that it: (i) will comply with Client’s obligations under this Addendum; (ii) will comply with applicable Check 21 and ACH rules, as well as all other applicable Laws; (iii) acknowledges that use of the Service is dependent upon broadband Internet connectivity; (iv) will be solely responsible for resolving any internet connectivity issues; (v) will not use the System or the Service for any purpose other than the capture of Check Images and associated data; and (vi) will implement disaster recovery procedures that permit the deposit of Checks in the event of equipment, telecommunication, electrical, System or other outage. Client shall not make any commitment to Customer that exceeds or conflicts with the commitments made by FIS in this Addendum, or make any warranties or representations on FIS’s behalf.

2.4 Client shall adhere to FIS recommendations regarding procedures, Check Image scanners, other hardware, software, minimum specifications, and telecommunications. Client shall be solely responsible for obtaining FIS-approved communications equipment or services necessary for Client’s and Customers’ use of the Service in accordance with the Specifications. Client’s or Customers’ failure to maintain the communications equipment or services may result in Service failures and/or additional fees. Client shall have sole responsibility for ensuring its Customers properly endorse, review and approve Check Images and other data and submit the Check Images to FIS by the deadline for processing on the same day. Client shall direct FIS to submit Check Images for collection using one of the FIS certified methods as specified in the pricing attachment.

2.5 The Service does not detect fraudulent Checks nor does FIS indemnify Client against any claims including those filed under Check 21 or ACH rules and regulations. Client acknowledges and agrees that use of the System will not eliminate the risk or exposure that is inherent in Client’s check processing services. Client agrees to accept full responsibility for the payment of all Checks processed using the Service.

2.6 FIS MAKES NO REPRESENTATIONS OR WARRANTIES WITH REGARD TO ANY HARDWARE OR COMPUTER SOFTWARE SUPPLIED BY A THIRD PARTY.

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2.7 If Client purchases an “Advanced Authentication Service” (“Authentication Services”), the following subsections apply:

2.7.1 The following terms apply to any Out-of-Band Authentication Services provided by FIS:

(i) The Out-of-Band Authentication requires that accurate End User phone numbers are available for the Out-of-Band Authentication. Client is solely responsible for providing accurate End User phone numbers. FIS shall have no obligation to audit, check or verify End User phone numbers.

(ii) Client shall (a) have a legitimate business purpose for any use of the Out-of-Band Authentication; (b) obtain permission from End Users for the use of the End User phone number and other contact information in connection with Client’s use of the Out-of-Band Authentication; and (c) be responsible for providing all appropriate privacy or other notices to End Users including, without limitation, notices that the Out-of-Band Authentication may cause End Users to incur phone or sms related charges.

2.7.2 In connection with the provision of Authentication Services, FIS may provide to Client, software, technology, and/or services that FIS procures from a third party (“Third Party Contribution”). FIS agrees to pass on to Client, to the extent permitted, any right of Client to be defended and/or indemnified by such third party against any claim, action, proceeding, damages, or liability based on or resulting from any Third Party Contribution, upon Client’s express written request, provided, however, that, notwithstanding anything herein, FIS does not assume or accept any liability or responsibility, and shall not be liable or obligated, for any obligation, liability or claim arising from or related to, in whole or in part or in any combination with any software, technology, and/or services, any Third Party Contribution or any use or application thereof, including, without limitation, under indemnification and defense provisions of the Agreement.

3. Timeframes and Hours of Operation. FIS will provide Customers with access to the System, and telephone support to Client, between the hours of 8:00 a.m. through 10:00 p.m. ET, provided however, that FIS reserves the right to suspend availability of the Service for brief periods of time for purposes of maintenance. FIS will use reasonable efforts to notify Client in advance of any scheduled maintenance and will use reasonable efforts to (i) limit the number of hours of scheduled maintenance each month and (ii) schedule maintenance during off-peak usage. Notwithstanding the foregoing, FIS is not responsible for the inability of Client or Customers to access the Service due to difficulties or problems beyond the reasonable control of FIS. FIS will provide telephone support to Customers for an additional fee as set forth in the pricing attachment.

4. Training. FIS shall provide two (2) business days of remote installation training to Client. Additional remote or on-site training will be provided at FIS’s then-current rates, if requested by Client. Training for Client’s Customers is available at FIS’s then-current rates. Client shall be solely responsible for implementing, training and supporting Customers.

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EXHIBIT A

1. SERVICE LEVEL STANDARDS. The service level standards (“Service Level Standards”) contained herein describe the criteria for monitoring the performance and availability of FIS’s Commercial Capture Xpress (CCX) system. For purposes of this Exhibit, all references to “Support Services” shall be deemed to be part of the Services referenced in this Exhibit. All references herein to CCX and its related software and hardware are collectively referred to as the “System”. For purposes hereof, a failure to meet a Service Level Standard shall be deemed to be an “Occurrence”. Measurement of Service Level Standards will begin on the first day of the calendar month immediately following the expiration of thirty (30) days after the date the System is first used by an End User of Client to deposit “live” checks. Client will report incidents of non-compliance to FIS and FIS will keep accurate records relating to such compliance. When reasonably possible, Client will report incidents suspected to be Occurrences to FIS within seventy-two (72) hours of the incident.

1.1 Overview of Incident Priorities. The severity of a System problem or outage shall be prioritized as follows:

Priority	Description/Category of Problem

1	•	A. A critical problem that adversely impacts the functionality of the System and inhibits productive use of the System by Client or by a majority of End Users of Client. This includes an outage of any CCX software module as each such module is considered a subset of the System. For example, if the Approval Module cannot be used by all or a majority of Client’s End Users.

	•	B. System-wide outages due to FIS’s server issues.

	•	C. System-wide connectivity issues within FIS’s control.

	•	D. Inability of Client or a majority of End Users to do any of the following: a) create a batch; b) scan checks; or c) approve a batch.

	•	E. Systemic scanner issues (which impact most or all End Users’ ability to scan and/or view images), excluding scanner hardware failures.

2	•	A. A significant problem that impacts the functionality of the System, but does not inhibit productive use of the System.

	•	B. Non-systemic scanner issues, excluding scanner hardware failures.

	•	C. End User-specific connectivity issues within FIS’s control.

3	An inconvenient problem that does not impact the functionality or productive use of the System.

1.2 Response. FIS will respond and use commercially reasonable efforts to resolve problems in accordance with their priority as established above, pursuant to the target table set below:

PRIORITY	CORRECTION START TIME WITHIN:	CORRECTION PROGRESS • (FREQUENCY OF STATUS REPORTS)	TARGET COMPLETION TIME

1	1 hour	Every 2 to 4 hours	8 hours

2	24 hours	Every 8 to 12 hours	3 business days

3	3 business days	Weekly	21 business days

1.2.1 “Correction Start Time” shall mean the time from initial contact to when a support or technical resource begins to investigate the incident or problem.

1.2.2 “Correction Progress” shall mean update or status reports provided to Client between 8 AM and 5 PM Central Time with the status of the problem and corrective action being undertaken. Correction Progress reports can be verbal or written, the timing of which will be based on the priority and frequency set forth above.

1.2.3 “Target Completion Time” shall mean the targeted time when System problems may be corrected by a permanent fix or a workaround. If a workaround, there may still be additional action steps to follow for a permanent fix. Correction completion time will be deemed to have occurred if a workaround has been provided by FIS, so long as FIS continues to work on a permanent fix.

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1.2.4 Complete Information and Misuse. The above performance criteria, particularly those relating to Priority 1 problems, are subject to the complete and timely receipt of information from, and cooperation of Client, and/or its End User(s), as applicable, in resolving the problem. FIS shall not be held responsible for meeting the above criteria if a problem was directly caused by the error or misuse by Client or End Users of Client, or was later determined by the parties to be a problem caused by third party hardware or software outside the control of FIS.

2. SYSTEM AVAILABILITY

2.1 Overview of System Availability.

2.1.1 FIS shall maintain the System in a continual state of readiness, thereby providing Client and End Users access to, and use of, all System functionality twenty-four (24) hours daily, excluding holidays recognized by the Federal Reserve Bank and holidays published by Client (“Primary Hours of Operation”). FIS’s performance with respect to the availability of the System (“System Availability”) shall be monitored in accordance with the criteria below. For purposes of this Exhibit, particularly with regard to performance criteria, System Availability excludes Scheduled Maintenance or Uncontrolled Downtime, as each is defined below.

2.1.2 “Scheduled Maintenance” shall mean fixes, updates, upgrades, and other modifications to the CCX System to keep it operating in conformity with its specifications and documentation and to enhance its operation, as applicable. Scheduled maintenance shall not be performed during Primary Hours of Operation.

2.1.3 Client acknowledges that from time to time the System may be inaccessible or inoperable during the Primary Hours of Operation for the following reasons: (a) insufficient or inadequate bandwidth or insufficient hardware/software technology of Client due to the failure of Client to implement bandwidth or hardware/software recommendations by FIS in a timely manner; (b) problems with hardware/software of Client that is not under the use or control of FIS or its subcontractors; (c) insufficient or inadequate bandwidth or hardware/software of End Users; (d) general Internet brown-outs, black-outs and slowdowns; (e) any “hacking” or “denial or service” activity by a third party not due to negligence of FIS with regard to security; (f) any force majeure event; and/or (g) any problems due to a third party that is not under contract with FIS, or under FIS’s direct or indirect control (individually or collectively, “Uncontrolled Downtime”).

2.1.4 FIS retains the right to install patches on an “as-needed” basis with regard to emergencies and/or the shared components of the System’s environment.

2.1.5 NOTWITHSTANDING THE FOREGOING, IF INSTALLATION OF PATCHES BY FIS, WHETHER FOR EMERGENCIES OR NOT, OTHER THAN DUE TO THE FAULT OF CLIENT OR FORCE MAJEURE EVENTS, RESULTS IN AN UNAVAILABILITY OF THE SYSTEM DURING PRIMARY HOURS OF OPERATION, THE MONTHLY SYSTEM AVAILABILITY MEASUREMENT WILL BE CORRESPONDINGLY REDUCED AND FIS WILL REMAIN LIABLE ONLY FOR PAYMENT OF THE CREDITS REFERENCED BELOW IN ACCORDANCE WITH THE APPLICABLE SYSTEM AVAILABILITY PERCENTAGE.

2.1.6 FIS shall give notice to Client prior to taking the demonstration/test system offline or otherwise making it temporarily unavailable.

2.2 System Availability Targets and Credits for Non-Performance.

2.2.1 Performance criteria are based upon availability of the System during Primary Hours of Operation. FIS agrees to meet the target rates and provide a credit for failure to meet applicable System Availability criteria as set forth below:

Target Rate

Monthly System Availability rate ≥ 98%: no credit.

Below Target Rate and Credits

Monthly System Availability rate ≥ 96% and < 98%: credit of *****% of that calendar month’s CCX fees.

Monthly System Availability rate ≥ 94% and < 96%: credit of *****% of that calendar month’s CCX fees.

Monthly System Availability rate ≥ 92% and < 94%: credit of *****% of that calendar month’s CCX fees.

Monthly System Availability rate ≤ 92%: credit of *****% of that calendar month’s CCX fees.

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2.2.2 All credits shall be calculated based on the recurring monthly CCX fees exclusive of hardware and any one-time fees. In the event that there are three (3) or more months during any rolling twelve (12) month period in which the monthly System Availability falls below ninety-four percent (94%), in addition to the aforesaid performance credit, as applicable, Client shall have the right to terminate the CCX Addendum.

2.3 System Availability Report. The System Availability Report will be used to determine if the System Availability Service Level Standard has been achieved. Upon Client’s request, FIS agrees to deliver such report after critical incidents/outages or Occurrences no later than the twenty-fifth (25th) calendar day of each month for the prior month’s activity.

2.4 Termination Rights and Credit Limitations. The termination rights and performance credits set forth in this Section 2 of this Exhibit shall be subject to the aggregate limitations set forth in Section 4 hereof.

3. FILE PROCESSING

3.1 Overview of File Processing. FIS agrees to meet the “File Processing Rate(s)” as specified below for making outgoing files available to Client. The File Processing Rate represents the percentage of files each calendar month that are made available for that evening’s or, in the case of weekends or holidays, the next applicable core processing update or in accordance with any other deadlines to be mutually established by the parties during implementation. These rates will be measured for files processed during Primary Hours of Operation. FIS shall pay the corresponding credits below for its failure to meet such File Processing Rates.

3.2 File Processing Targets and Credits for Non-Performance.

3.2.1 Performance criteria are based upon file processing rate during Primary Hours of Operation. FIS agrees to meet the target rates and provide a credit for failure to meet such targets as set forth below:

Target Rate

Monthly File Processing Rate ≥ 98%: no credit.

Below Target Rate and Credits

Monthly File Processing Rate ≥ 96% and < 98%: credit of *****% of that calendar month’s CCX fees.

Monthly File Processing Rate ≥ 94% and < 96%: credit of *****% of that calendar month’s CCX fees.

Monthly File Processing Rate ≥ 92% and < 94%: credit of *****% of that calendar month’s CCX fees.

Monthly File Processing Rate < 92%: credit of *****% of that calendar month’s CCX fees.

3.2.2 In the event that there are three (3) or more months during any rolling twelve (12) month period in which the monthly File Processing Rate falls below ninety-four percent (94%), then in addition to the aforesaid performance credits, Client shall have the right to terminate the CCX Addendum upon written notice to FIS.

3.3 Termination Rights and Credit Limitations. All credits shall be calculated based on the recurring monthly CCX fees exclusive of hardware and any one-time fees. The termination rights and performance credits set forth in this Section 3 of this Exhibit shall be subject to the aggregate limitations set forth in Section 4 hereof.

4. LIMITATION ON TERMINATION RIGHTS AND PERFORMANCE CREDITS

4.1 The parties hereby acknowledge and agree that with respect to termination rights under this Exhibit that Client shall be obligated to give FIS written notice of termination no later than thirty (30) days after the occurrence of the event upon which such termination is based. Any credit provided to Client hereunder shall be Client’s sole and exclusive remedy, except for Client’s right to terminate contained in Section 2.2.2 herein, which right to terminate is in lieu of Client’s right to terminate pursuant to Section 16.1 of the General Terms and Conditions.

4.2 The parties hereby acknowledge and agree that with regard to credits as specified in this Exhibit, the total amount of penalties that may be assessed for each calendar month during the term of the Addendum shall not exceed the sum of ********* dollars ($*********). Furthermore, in the event that there is a default in one aspect of the Services that is subject to performance credits, and such default causes a default in another aspect of the Services that is also subject to performance credits, only the credits for one default may be assessed. Client shall be credited for the default that garners the greatest of amount of credit. In no event shall the limitations set forth in this Section 4 in any way restrict the right of Client to terminate based upon the terms and conditions set forth in this Exhibit, the Addendum, and the General Terms.

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4.3 With regard to FIS’s performance obligations, Client acknowledges and agrees that a force majeure event shall be deemed an exception for a performance default. FIS acknowledges that force majeure events shall not include acts or conditions caused by third parties under contract with FIS or acts or omissions by third parties under FIS’s direct or indirect control (as such acts or omissions shall be deemed to be under the control of FIS), unless such act or omission by the third party is caused by a force majeure event.

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eDELIVERY SERVICES ADDENDUM

1. Introduction. Client engages FIS to provide its document (“Document”) and/or check image (“Item”) archive and electronic delivery service described herein (“Service(s)”), in accordance with this eDelivery Services Addendum (“Addendum”).

2. Service.

2.1 The Service shall include the selected components identified in the pricing attachment to the Prior Contract.

2.2 FIS shall follow procedures and time schedules shown as service level agreements contained in the Specifications and/or Items and render them into electronic images. Item images will be in one of the following formats: GIF, JPEG, PNG, or Acrobat. Other Document images will be rendered as PDF or HTML format. A page shall consist of the data or image resident on one side of the Document page.

2.3 Except to the extent FIS is responsible for statement preparation, Client shall have sole responsibility for verifying the accuracy, completeness, quality and authenticity of all data and images submitted for archiving, and shall submit them in accordance with the Specifications. FIS shall not be responsible for poor quality images that it did not produce. FIS shall use reasonable efforts to notify Client of any defects of which it becomes aware prior to archiving. Images supplied by Client for archival must be within 200 dpi to allow for improved read rates on barcodes and when using OCR to convert raster to ASCII. Additional charges apply if grey-scale or color is required due to source document quality or Client preference.

2.4 Except to the extent FIS is responsible for data vaulting and data reconstruction, Client shall maintain a copy of all data submitted for archiving to FIS to permit reconstruction if ever required. Client assumes all risk and expense associated with data reconstruction, except to the extent attributable to FIS’ material breach. If reconstruction is ever required, the parties must mutually agree on a schedule for that reconstruction.

2.5 Documents will be stored on mirrored hard disks (RAID 5) (or other current technology) for the archive period set forth in the pricing attachment to the Prior Contract. Documents will not be “aged” off to optical or tape silos. However, tape (or other current technology) back-ups will be made and stored at FIS.

2.6 Data load events may occur over a public Internet connection utilizing a HTTPS or Secure FTP connection. Data retrieval events may occur over a public Internet connection utilizing a HTTPS connection. FIS may establish, modify or substitute equipment, processing priorities, programs or procedures as reasonably necessary to accommodate processing demand.

2.7 Archived Documents will be available electronically to Client for the time period set forth in the Specifications.

2.8 Documents will be available electronically to Customers, provided Client has elected the Document eDelivery Service component. Item images will be available electronically to Customers receiving eDelivery Service if Client has entered into and maintains an agreement with FIS for Item imaging. Access to archived Items will be granted to Customers through a web interface. Client shall have sole responsibility for granting access to its Customers through the web interface, including establishing and maintaining personal identification numbers or other access information assigned to Customers. The most current version of Adobe Reader must be procured and maintained in order to view archived Documents and Items.

3. Intentionally Omitted (SLA added).

4. Training. FIS will provide Client with its initial standard training in the use and operation of the Service at a FIS training location or by web-based training. Additional training may be provided at FIS’ then-current rates, if requested by Client. Client will have at least two (2) employees complete such training and be certified by FIS in the Service prior to the Commencement Date. Client shall be solely responsible for training its employees and representatives to use the Service and comply with applicable Laws, as well as the procedures set forth in the Specifications or any manual or other literature provided to Client by FIS. Client shall provide refresher and upgrade training to its employees as FIS may, at reasonable intervals require at FIS’ then-current rates so that Client always has at least two (2) employees that are certified by FIS in the Service. Client may be subject to additional fees for Client service and support until such time as the requisite number of Client employees successfully complete training and are certified by FIS in the Service.

5. Service Substitution. FIS may substitute another brand or third-party provider of the Service, provided that the vendor has submitted to Client all of the information reasonably required by Client in order to conduct

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due diligence on the vendor, including without limitation, vendor internal processes, financial background, and information security analysis, and Client has approved the vendor, which approval shall be within Client’s sole discretion. Under no circumstances shall any of Client’s NPI be stored outside the United States. FIS’s selection of a third party provider shall not relieve FIS of its duties and obligations hereunder unless agreed upon in advance by Client.

6. Termination. In addition to the termination rights set forth in the General Terms, FIS may terminate this Addendum if Client fails to cure any material violation of applicable Law within thirty (30) days of FIS requesting it to do so.

7. Fees. Client shall pay FIS the current, adjusted fees established in the pricing attachment. All fees shall be settled or paid in accordance with the General Terms. Client shall pay FIS its then current fees for providing any archived items.

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eDELIVERY SERVICE LEVELS

1. Applicability. This Section provides the service levels for the FIS eDelivery Service.

2. Scheduled Maintenance. FIS or its service provider(s) (all references to FIS in this Agreement will include, where applicable, its service provider(s)) will use reasonable efforts to notify Client at least seventy-two (72) hours in advance whenever it is anticipated that scheduled maintenance will have a material impact on the service provided, except where FIS deems it to be an emergency. FIS will use reasonable efforts to (a) limit the number of hours of scheduled maintenance each month and (b) schedule maintenance within a non-peak usage timeline. However, FIS reserves the right to schedule maintenance as necessary.

3. System Availability.

3.1 “System Availability” means, with respect to each Client, the ratio of hours that the applicable service(s) are available (excluding scheduled maintenance) in any rolling three (3) calendar month period to the total number of hours in that three (3) month period. Problems or outages associated with systems or providers outside of FIS’s control – (e.g. content providers, Internet service providers, the Internet network backbone, FIS’s frame relay telecommunications network through its contracted carriers, or Client data center or other Client facilities) will not be included in the calculation of System Availability.

3.2 If FIS fails to meet the System Availability standards set forth in Section 3.3 below during any given rolling three (3) calendar month period, then FIS will, upon notification by Client and verification by FIS, apply the percentage credits set forth in Section 3.3 below, based only on the fees for the affected service accrued and paid by Client during the three (3) month period. In no event will Client be entitled to offset or withhold fees owing to FIS.

3.3 System Availability Standards during rolling three (3) month period:

(a) System Availability ≥ 99.5%: no credit.

(b) System Availability ≥ 98.0% and < 99.4%: credit of *****% of the amount of fees for the affected Service on Client’s next month’s invoice.

(c) System Availability ≥ 97.0% and < 97.9%: credit of *****% of the amount of fees for the affected Service on Client’s next month’s invoice.

(d) System Availability ≥ 96.0% and < 96.9%: credit of *****% of the amount of fees for the affected Service on Client’s next month’s invoice.

(e) System Availability ≥ 95.0% and < 95.9%: credit of *****% of the amount of fees for the affected Service on Client’s next month’s invoice.

(f) System Availability < 94.9%: credit of *****% of the amount of fees for the affected Service on Client’s next month’s invoice.

In the event Client has received a credit pursuant to Section 3.3 above, the System Availability statistic will be reset and the rolling three (3) calendar month period will begin anew with the following month without regard to the prior months’ system unavailability statistics.

3.4 In the event that there are three (3) or more months during any rolling twelve (12) month period in which the monthly System Availability falls below ninety-four percent (94%), in addition to the aforesaid performance credit, as applicable, Client shall have the right to terminate the eDelivery Services Addendum.

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EGRC SOLUTION SERVICES ADDENDUM

1. Introduction. ROCKLAND TRUST COMPANY of Rockland, MA (“Client”) engages FIS to provide the products and/or services (collectively, the (“Services”) specified in the pricing attachment and/or SOW accompanying this Addendum. This Addendum is a part of the Information Technology Services Agreement described on the Order Form to which this Addendum is attached (“Agreement”). Capitalized words not otherwise defined herein have the meaning set forth in the Agreement. The General Terms apply to the Services and/or Deliverables provided pursuant to this Addendum. For purposes of this Addendum, “Deliverable” is defined to mean any work product or other item (whether tangible or intangible) created by FIS or provided by FIS to Client pursuant to the Services as more particularly described in the SOW or pricing attachment.

2. Term. This Addendum shall remain in effect for so long as any SOW or pricing attachment remains in effect. Unless otherwise specified by the parties in writing, each SOW or pricing attachment shall terminate upon the sooner of: (i) completion of the applicable Deliverable; or (ii) the expiration of pre-established term set forth in the SOW or pricing attachment

3. Services; Deliverables.

3.1 Client acknowledges and agrees that the scope of the Services and Deliverables provided by FIS under this Addendum shall be solely as set forth in the SOW or pricing attachment.

3.2 The maximum number of authorized users of the Services shall be as indicated in the applicable SOW or pricing attachment. Client shall not permit any third party to access or use the Services without FIS’s prior written consent.

3.3 Client shall not: (i) copy, translate, port, modify or make derivative works of the Services or Deliverables; (ii) derive or attempt to derive any source code, source files, or structure of all or any part of the Services or any accompanying software by reverse engineering, disassembly, decompilation, or any other means; or (iii) cache any FIS hypertext links to its web site(s).

3.4 Client acknowledges and agrees that it shall have no right to receive, review or otherwise use or access any source or object code applicable to any software that accompanies the Services.

3.5 Client agrees that FIS may use all suggestions for improvement and comments regarding the Services and Deliverables that are furnished by Client to FIS in connection with this Agreement, without accounting or reservation.

3.6 All Deliverables shall be owned solely and exclusively by FIS regardless of who participated in their creation or the medium of expression. Subject to Client’s payment of all applicable fees, FIS grants Client a limited, non-exclusive, non-transferable, right and license to use the Deliverables solely for Client’s own use and benefit in accordance with the terms of this Agreement and the applicable SOW or pricing attachment. Client agrees to use the Deliverables only for its own internal business purposes and will not sell or otherwise provide or make available, directly or indirectly, any of the Deliverables, or any portion thereof, to any third party. Client shall keep all Deliverables free and clear of any claim, lien or encumbrance, and any act by Client purporting to create such a claim, lien or encumbrance shall be void from its inception. Any intellectual property rights that existed prior to the Effective Date shall belong solely to the party owing them at that time. Neither party shall be entitled to any copyright, trade secret or patent owned by the other party.

4. Additional Service Terms. Client may purchase one or more of the Services described in this Section at any time. In the event that the Client elects to purchase any of the Services described in this Section, the corresponding terms shall also apply to the Service.

4.1 If Client purchases the “Online Training Services”, FIS will make the Services available to Client via internet access to Regulatory University™ (“www.regulatoryu.com”) as set forth in the pricing attachment.

4.2 If Client purchases the “Automated Risk Assessment Services”, FIS will make the Services available to Client via internet access to Compliance Risk Indicator™ (“www.complianceriskindicator.com”) as set forth in the pricing attachment.

4.3 If Client purchases the “Early Risk Manager Services”, FIS will make the Services available to Client via internet access to Early Risk ManagerTM (“www.earlyriskmanager.com”) as set forth in the pricing attachment.

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4.4 If Client purchases the “Consulting Services” or the “Advisory Services” FIS will provide the consulting and/or advisory services as set forth in the SOW or pricing attachment. The SOW or pricing attachment shall set forth the specific Services to be performed, the requirements for any Deliverables, any additional obligations of the parties, any acceptance criteria, the timetable for performance, the location where the Services will be performed, and the corresponding fees to be charged.

5. Disclaimer. FIS DOES NOT RENDER LEGAL ADVICE. CLIENT ACKNOWLEDGES AND AGREES THAT THE SERVICES AND DELIVERABLES SHOULD NOT BE USED AS A SUBSTITUTE FOR THE ADVICE OF COMPETENT COUNSEL. CLIENT’S USE OF THE SERVICES AND DELIVERABLES IS CONDITIONED UPON THE UNDERSTANDING THAT THE SERVICES AND DELIVERABLES ARE NOT OFFERED AS LEGAL ADVICE ON ANY MATTER. CLIENT IS SOLELY RESPONSIBLE FOR COMPLYING WITH THE LAWS, RULES AND REGULATIONS PERTAINING TO CLIENT.

6. Termination; Suspension. FIS may suspend or terminate (as deemed appropriate by FIS) Client’s use of the Services at any time, without prior notice, in order to: (i) prevent damages to, or degradation of FIS’s internet network integrity; (ii) comply with any Law which requires immediate action; or (iii) otherwise protect FIS from suffering any Losses. To the extent allowed by Law, FIS shall use commercially reasonable efforts to notify Client of the reasons(s) for such suspension or termination as soon as reasonably practicable. In the event of a suspension, FIS shall promptly restore use of the Services to Client as soon as the event giving rise to the suspension has been resolved to FIS’s reasonable satisfaction. Nothing contained in the Agreement shall be construed to limit FIS’s available actions or remedies with respect to the suspension or termination of the Services. FIS reserves the right to take any and all additional actions it may deem appropriate with respect to Client’s use of the Services, including, without limitation, taking action to recover the costs and expenses of identifying individuals who misuse the Services and excluding them from future use, and levying cancellation charges to cover FIS’s expenses in the event of disconnection of dedicated access for any of the reasons outlined above.

7. Fees. Client shall pay FIS the fees set forth in the SOW or pricing attachment. All fees shall be settled or paid in accordance with the General Terms.

8. Non-Solicitation. Client covenants that, during the Initial Term and or any Renewal Term and for a period of one (1) year thereafter, it will not, either directly or indirectly, solicit, recruit, or hire, or attempt to solicit, recruit, or hire for employment, or for an independent-contractor relationship or otherwise, any current FIS employee that was at any time engaged in the provision of the Services or the Deliverables, however, this provision shall not apply to an employee responding to any general advertisement to the public made by Client.

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ELECTRONIC FUNDS TRANSFER SERVICES ADDENDUM NORCROSS

1. Introduction. INDEPENDENT BANK CORP. Rockland, MA (“Client”) engages FIS to provide the authorization, processing and settlement services and gateway and network services indicated in the pricing attachment (“Service(s)”) for debit card transactions (“Transactions”) that are initiated by customers of other financial institutions at Client’s automated teller machine terminals (“ATM”), Client’s customers (“Cardholders” or “Customers”) at Client’s ATMs (“On-Us ATM Transaction”) or another entity’s ATMs (“Foreign ATM Transaction”), Cardholders at a merchant point-of-sale (“POS”) (such ATM and POS transactions are collectively referred to as “Transactions”). The Services include, but are not limited to, routing and processing Transactions through FIS’s system (“System”) for clearing and settlement through electronic funds transfer network(s) (“EFT Network(s)”) owned by third parties such as VISA, MasterCard and Discover (“Association(s)”). The particular Cardholder accounts (“Accounts”) for which Transactions are to be processed in accordance with this Electronic Funds Transfer Services Addendum (“Addendum”) shall be identified by Client during the implementation process, and subsequently updated by Client from time to time during the term. “Card”, as used in this Addendum, means a plastic card or other access device issued by a financial institution for use at an ATM and/or a POS. This Addendum is a part of the Information Technology Services Agreement described on the Order Form to which this Addendum is attached (“Agreement”), and capitalized words not otherwise defined herein have the meaning set forth in the Agreement. The General Terms apply to the Services provided pursuant to this Addendum.

2. Services.

2.1 FIS agrees to provide the Services to Client in accordance with the terms of this Addendum and the Specifications. FIS will receive requests for authorization (approval or decline) of Transactions from the EFT Networks. FIS shall approve or decline Transactions in response to such authorization requests upon Client’s instructions provided pursuant to one of the following methods: (i) a positive balance file provided by Client from which FIS will maintain a record of certain balance information and authorization limits for each Card, which is updated on a frequency defined by Client (usually daily) through a file transmission; (ii) a host to host authorization interface between the System and Client’s system, which provides for the routing of Foreign ATM Transaction requests at Client’s ATMs to the appropriate EFT Network for disposition as well as the routing of Foreign ATM Transactions to Client’s system for authorization; or (iii) a parameter file provided by Client which FIS will maintain and FIS will authorize Transactions based on limits defined by Client for a specified period of time. Regardless of the option chosen by Client, (i), (ii) or (iii), FIS will provide Client with a daily data file of Transactions that have been authorized (approved) in ACH format and the appropriate settlement reports.

2.2 Except as otherwise agreed to in this Addendum or in the Technical Support Levels attached hereto, FIS shall follow procedures and time schedules it deems appropriate to timely perform the Service. FIS may establish, modify or substitute equipment, processing priorities, programs or procedures as reasonably necessary to accommodate processing demand for the System.

2.3 Client will provide FIS upon request any and all Data, instructions and materials (“Client Materials”) from time to time during the term of this Addendum as is required for FIS to perform the Service. Client will be solely responsible for creating, managing, reviewing and otherwise controlling Client Materials and, apart from the express obligations of FIS set out in this Addendum or the General Terms, shall be responsible for complying with any and all applicable laws, regulations and rules applicable to the use, and the method and manner of disclosure, thereof. Client agrees that FIS may store, disclose, and use the Client Materials provided to FIS by Client under this Addendum to the extent and only in such manner that such storage, disclosure, and use shall be for purposes of performing the obligations of FIS under this Addendum or for purposes permitted under federal, state, or local statutes, regulations, and requirements applicable to FIS.

2.4 FIS will prepare and electronically transmit documents, reports, statements and other output described in the Specifications (collectively, “Output”). Client may request an alternative delivery method and if mutually agreed by the parties in writing, FIS will deliver Output by the agreed upon delivery method and Client shall pay any associated fees. Client must: (i) review, verify and audit all Output; and (ii) balance all reports to verify accuracy. Client must reject incorrect Output: (a) within two (2) business days of receiving daily Output; (b) within five (5) business days of receiving annual, quarterly or monthly Output; and (c) within three (3) business days after receiving all other Output. FIS will correct any Output errors caused by FIS identified within these time frames at no charge. FIS will attempt to correct all other Output errors at Client’s expense. Client’s sole remedy for an Output error is correction as described in this Subsection.

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2.5 Client shall: (i) implement any patches, upgrades, enhancements or other safeguards necessary to protect the security and accuracy of Data and other input Client provides to FIS in connection with the Service; (ii) comply with all operating instructions provided by FIS from time to time, including those set forth in the Specifications, pertaining to the Service; (iii) provide any and all custom forms that it requires at its sole expense, subject to FIS’s reasonable approval of design and format; (iv) cooperate with FIS in the performance of the Service; (v) provide FIS with information, management decisions, regulatory interpretations and policy guidelines from time to time as are reasonably necessary for FIS to perform the Service; (vi) be responsible for all communication with and for the content of any instructions or other information given to its Customers, merchants and/or agents by Client and for the actions of such agents; (vii) notify FIS of any out-of-balance condition that Client believes to be, or reasonably should have believed to have been, caused by a failure of the Services, by midnight of the third (3rd) business day immediately following the day of Client’s receipt of the related information (any failure of Client to notify FIS of any out-of-balance condition within such time period waives Client’s right to an available adjustment). In the event of transactions exceeding the limit applicable to a Cardholder’s Card, caused by a party other than FIS, Client shall be liable for any Transaction responsible for such overdraft or negative balance.

2.6 Client shall maintain account(s) with such financial institutions as may be required for Association sponsorship and will maintain such balances as may be required for the settlement of transaction activity, authorized adjustments, and any other financial obligations related to or arising out of the Service. Client may choose to fund its settlements in one of the following ways, or such other way as may be mutually agreed to by the parties: (i) Client may elect to have FIS perform Net Settlement (as defined below) on its behalf using FIS’s own funds, and FIS will reimburse itself the following day from the Settlement Account; or (ii) Client shall maintain an amount sufficient to enable FIS to settle transactions, charges, and reimbursements related to or arising out of the Transactions processed hereunder, as determined by FIS, at its sole discretion, in the Settlement Account. “Net Settlement” means the total amount of Transactions processed less credits and incoming interchange. If Client elects to fund settlement pursuant to Subsection (i), FIS will assess a monthly charge to Client to reimburse FIS for its variable cost of funds. The amount of such monthly charge may be reset by FIS, at its sole discretion, on the first day of each month. If Client elects to fund settlement pursuant to Subsection (ii), Client guarantees the availability at all times of sufficient funds in the Settlement Account and agrees that FIS shall at all times have access to such funds to conduct settlement hereunder. Client shall be responsible for any overdraft fees should the Settlement Account be overdrawn. FIS, through the Automated Clearing House (“ACH”), or through wire transfer, at the expense of Client, shall have the right to transfer debit and credit funds from the Settlement Account for the purposes set forth in this Addendum.

2.7 Client shall be responsible, at its sole expense, for providing access for and establishing and maintaining connectivity (dial-up, leased line or other method) for its ATMs, POS terminals or other devices that accept debit or credit cards for payment purposes at which Transactions processed by FIS originate. Client agrees to maintain its ATM configuration, connectivity and network in accordance with the Specifications and such other standards required by FIS in writing from time to time. If Client does not maintain such standards, FIS reserves the right to pass through any and all resulting charges to Client.

2.8 Client shall be responsible for timely resolving all errors or disputes and for providing any and all notifications that are required to Customers and persons accessing or using Client’s ATMs, in each case in accordance with applicable Law and the Operating Rules (as defined below), including, but not limited to, complying with applicable error to dispute resolution timeframes. Client will handle monetary entries to its Customer’s accounts and will establish and maintain a general ledger account for this purpose. FIS will serve only in an advisory capacity on error and dispute resolution, provided, however, that if Client retains FIS to perform error or dispute resolution services, then: (i) Client shall promptly forward dispute claims to FIS, but no later than with fifteen (15) days of Client’s receipt, or such other timeframe as may be agreed to in writing by the parties; (ii) FIS shall review such claims for adjustment eligibility and process all such eligible claims; (iii) FIS shall obtain draft copies, enter adjustments, and make appropriate entries to the Settlement Account or such other account as designated by Client; (iv) FIS shall work with Client in connection with any adjustments, reversals or chargebacks to a Cardholder’s account; and (v) provided that FIS complies with all applicable Operating Rules related to adjustment, reversal or chargeback processing, Client shall be solely responsible for any and all losses, expenses and costs incurred through the disputed transaction process.

2.9 Client shall be solely responsible for (i) any Client specified reporting required by an Association or third party service provider and any fines or fees assessed with respect to such reporting, and (ii) dues, fees, assessments, penalties and other membership duties, obligations and costs of all EFT Networks to which Client participates in and/or requests access to; and (iii) complying with the operating rules, bylaws and requirements of all EFT Networks to which Client participates in and/or requests access to, as amended, supplemented and modified from time to time (the “Operating Rules”).

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2.10 Client acknowledges that FIS’s ability to provide the Services under this Addendum is contingent upon Client obtaining financial institution sponsorship into the EFT Network(s) in which Client wishes to participate and receive or transmit Transactions from and through. As such, FIS will only provide Services hereunder with respect to those EFT Network(s) with whom Client has such sponsorship and for so long as Client maintains such sponsorship. Upon request, Client and/or its agents shall provide proof of such sponsorship to FIS by providing a copy of the executed agreement between Client and each EFT Network sponsor. Client shall indemnify and hold FIS harmless from any and all Losses incurred as a result of Client’s failure to comply with the applicable Law and the Operating Rules. Client authorizes FIS to comply with all Laws applicable to the Service, including any that pertain to the regulation and examination of Client, and shall pay FIS any fees associated with furnishing Data and/or Output to agencies or other bodies that regulate Client.

2.11 If Client purchases the “ATM Terminal Driving” Service, the following subsections apply:

2.11.1 All Transactions will be routed via the System for authorization, settlement, posting and reconciliation of Customer accounts. FIS shall process On-US ATM Transactions and Foreign ATM Transactions initiated at Client’s ATMs. Transactions will be processed and settled along with all interchange, surcharge, and FIS fees and will be funded by Client each business day. All settlement reporting will be made available to Client daily.

2.11.2 If the ATM device allows, FIS will monitor Client’s ATMs twenty-four (24) hours per day, seven (7) days per week for device, telecommunications network and transaction availability. In the event of an outage, FIS shall attempt to inform the appropriate party regarding the status of any device or telecommunications network in accordance with the Client directed call list and standard network operations protocol. Some ATM devices utilizing communications protocols such as dial-up or intermittent communication with the System may not be capable of monitoring twenty-four (24) hours per day, seven (7) days a week, in which case FIS will monitor Client’s ATMs during such times as the device is connected to the System or upon receiving communications from the ATM.

2.11.3 Subject to the technical capabilities of an ATM, and based upon instructions provided by Client to FIS, the Services provided by FIS hereunder for ATMs shall provide standard transaction options for On-Us ATM Transactions and Foreign ATM Transactions. On-Us ATM Transactions and Foreign ATM Transactions may include, without limitation, loan payments, fast cash, withdrawals, deposits, and transfers. Screen displays may have multi-lingual options and present Client provided marketing messages, as the hardware allows. Any custom graphics shall be provided by Client at Client’s expense.

2.11.4 FIS will provide reports necessary for Client to balance ATM Transactions daily and provide other related management reports necessary to provide accurate and efficient ATM operation. Client agrees to balance reports to its general ledger daily and to notify FIS, in writing, within three (3) business days of any out-of-balance condition. FIS shall not be responsible for any settlement issues or deficiencies reported to FIS after the applicable EFT Network allotted time periods for adjustment.

2.11.5 The ATM Terminal Driving Service will be available twenty-four (24) hours per day, seven (7) days per week; provided, however, that FIS reserves the right to suspend availability of the ATM Terminal Driving Service for the purpose of maintenance or updating. The ATM Terminal Driving Service is deemed available when the System is able to process transactions. Any reprocessing required due to Client error shall be performed at Client’s expense.

2.12 If Client purchases the “Card Production” Service, a separate Addendum to the Agreement is required for this Service.

2.13 If Client purchases the “Fraud Alert Management” Service, the following subsections apply:

2.13.1 FIS shall provide the Service to Client and its Customers in either a standard or distributive environment. In a standard environment, using a neural network engine (“Neural Network”), FIS will monitor Client’s transactions and use commercially reasonable efforts to identify potential fraudulent activity. In a distributive environment, FIS’s sole obligation is to grant Client a non-transferable, non-exclusive, revocable, limited copyright sublicense providing the right to use and access the Service in object code form utilizing workstation components at Client’s location. Client will configure the application, securely manipulate all software parameters and settings, evaluate, manage, and take action with respect to potential fraudulent activity in accordance with the Specifications. As of the Effective Date, the Neural Network is a proprietary

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transaction account fraud detection and report system of Fair Isaac Corporation (together with its affiliated companies, “Fair Isaac”), which FIS has obtained the right to offer to its clients pursuant to an agreement with Fair Isaac. Client shall only use the Service for its Customer accounts that had a balance or any monetary or non-monetary transaction or authorization during the applicable activity month (“Active Accounts”).

2.13.2 Approximately fifteen (15) days following the Commencement Date, FIS will begin to develop individual profiles for each Cardholder’s Card, which development will take approximately sixty (60) days (“Profiling Period”). At commencement of the Profiling Period, FIS shall provide Client with notice of the date that the Service will become operational (the “Activation Date”). PRIOR TO THE ACTIVATION DATE, POTENTIAL FRAUDULENT ACTIVITY WILL NOT BE ROUTED TO FIS’s FRAUD ALERT SPECIALISTS FOR REVIEW AND/OR ACTION. This subsection shall not apply in the event that Client is using the Service in a production environment as of the Effective Date.

2.13.3 When the Service detects a potentially fraudulent transaction in the standard environment, FIS may decline the transaction, place a “hold” on the applicable card to prevent any further transactions, and/or promptly contact by telephone either the Customer or an individual designated by Client. Client hereby authorizes FIS to decline card transactions that appear suspicious in FIS’s sole discretion and to contact the Customer to confirm transaction activity as deemed appropriate in FIS’s sole discretion. In the distributive environment, the obligations set forth in this subsection are the sole responsibility of Client.

2.13.4 The Service will be available twenty-four (24) hours per day, seven (7) days per week; provided, however, that FIS reserves the right to suspend availability of the Service for the purpose of maintenance or updating during “off-peak” hours. Although FIS will use commercially reasonable efforts to keep these periods of unavailability as short as reasonably possible, Client acknowledges that fraudulent transactions may occur during these periods and FIS shall have no liability for those transactions. FIS’s call center shall operate twenty-four (24) hours per day, seven (7) days per week, however FIS will only place outbound calls 7:00 a.m. to 9:00 p.m. Monday through Friday, and 8:00 a.m. to 9:00 p.m. Saturday and Sunday in the Client’s local time zone.

2.13.5 Client agrees to use reasonable efforts to contact its Customers regarding potentially fraudulent cards or fraudulent use of a card and shall provide FIS with any information obtained from a Customer regarding such cards.

2.13.6 Client shall participate, via FIS, in Fair Isaac’s Fraud Control Consortium (“Consortium”), a cooperative arrangement among card issuers and Fair Isaac that permits Fair Isaac to collect and analyze data on card fraud for the purpose of identifying fraud trends and fraudulent behavior. Client authorizes FIS, within thirty (30) days of the Effective Date and monthly after the commencement of the Service, to provide to Fair Isaac encrypted Client Data and other information requested from time to time by Fair Isaac for use by the Consortium in connection with: (a) Fair Isaac and its affiliates’ products and services; (b) in connection with and as part of any Consortium data; and (c) other research, consulting and development activities of Fair Isaac and its affiliates. Client acknowledges and agrees that contribution of Data to the Consortium is a requirement for use of the Service. All Client Data provided by FIS to the Consortium shall be subject to commercially reasonable confidentiality provisions, and FIS shall ensure that all Client Data provided to the Consortium is “de-personalized” and “de-identifiable” (as defined by applicable Law) and not identifiable to any person, individual, consumer, or entity and in compliance with applicable Laws. Client’s participation in the Consortium may be terminated in the event that Client is unwilling or unable to provide Client Data to Fair Isaac at all or in an acceptable format. In such event, the Client will be required to license a custom model from Fair Isaac, pursuant to a separate agreement.

2.13.7 Fair Isaac retains and reserves sole and exclusive worldwide right, title, and interest in and to the Neural Network, the Fair Isaac proprietary software that enables users to configure the application, and to securely manipulate all software parameters and settings, and in any related documentation, subject to the license rights granted to Client herein.

2.13.8 Only Cards issued by Client and processed by FIS are eligible for the Service.

2.13.9 Client understands that the Service is intended to detect and prevent potential fraudulent card activity. However, Client acknowledges that (i) no fraud detection tool is one hundred percent accurate, (ii) it is likely that some fraudulent transactions will go undetected by the Service or other mechanisms and may not be declined, and (iii) some non-fraudulent transactions may be declined because of the detection of potentially fraudulent activity. Client acknowledges and agrees that if the data submitted to Fair Isaac is not provided in accordance with the Fair Isaac’s specifications, a degradation of performance of the Service may occur, such that it may not perform in accordance with its documentation. Client will make commercially reasonable efforts to work with FIS to correct any incomplete or inaccurate Data contributed to Fair Isaac.

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2.13.10 FIS’s obligation to provide the Service shall be contingent upon Client’s compliance with the following: (i) Client will use its commercially reasonable efforts to keep current on FIS’s database all information regarding Customers, including, but not limited to, each Customer’s date of birth, telephone numbers, address and Social Security number; (ii) Client shall participate in periodic confidential surveys deemed necessary by FIS or Fair Isaac to assess the Service’s performance; and (iii) Client acknowledges and agrees that the parameters for operation of the Neural Network system in the standard environment shall be determined from time to time by FIS and Fair Isaac, as applicable, to attempt to improve the performance of the Service, in their sole discretion. In the distributive environment, FIS will provide ranges of parameters for general operation of the Neural Network but Client will be solely responsible for designating its applicable parameters for operation. Examples of such parameters include, without limitation, minimum scores required to trigger an inquiry and prerequisites to a decision to block a card or initiate cardholder or Client contact and the then current Service operating procedures issued by FIS.

2.13.11 “Real-Time Rules” are rules applicable to the scoring mode (as described in the operating procedures). In the standard environment, Real-Time Rules are solely established by FIS. In the distributive environment, Client will provide FIS with the Real-Time Rules applicable to the operation of the Service. FIS has the right to reject any Real-Time Rule it deems potentially adverse to any Association standard or the performance of the Service.

2.13.12 FIS disclaims all liability to Client for, and Client shall indemnify and hold FIS harmless from, any and all Losses arising in connection with any of the following: (i) any occurrence of fraud in connection with a Card; (ii) the application of a low risk score when a transaction was actually fraudulent; (iii) the application of a high risk score which results in blocking use of a Card which is not involved in fraudulent activity; (iv) any failure by FIS to decline a fraudulent transaction or to notify Client or Customer of a fraudulent transaction; (v) any decline of a non-fraudulent transaction; (vi) a Customer’s inability to use his or her Card due to FIS placing a restriction on a card which FIS reasonably determines to be potentially fraudulent; and (vii) Service downtime for maintenance, enhancements, upgrades, and similar activities.

2.13.13 Except as expressly stated herein, Client warrants that neither Client nor its affiliates, nor its or their employees, representatives, contractors, and/or agents: (i) shall in any way use the Service other than within the scope of the licenses granted; (ii) shall in any way alter, change, modify, adapt, translate, or make derivative works from the Service; (iii) shall, with respect to the Service reverse engineer, decompile, disassemble, or reduce any object code to human perceivable form or permit others to do so; (iv) shall sublicense or operate the Service for timesharing, rental, outsourcing, or service bureau operations, or to train persons other than permitted users; (v) shall disclose or publish performance benchmark results for the Service without FIS and Fair Isaac’s prior written consent; or (vi) shall use any third party software provided in connection with the Service in conjunction with any product or service other than the Service. Client further represents and warrants that it (a) has sufficient ownership rights in the Client Data, to hold said Client Data, to deliver or cause it to be delivered by FIS to Fair Isaac, to cause the Services to be rendered with respect to it for the purposes set forth in this Addendum, to receive the processed Client Data from FIS, and make its intended use of the Client Data; and (b) has obtained from individuals all consents and has provided all notices necessary with respect to the intended disclosure and use(s) of Client Data, that are required under applicable Laws. Client shall indemnify and hold harmless Fair Isaac from and against any and all Losses incurred by Fair Isaac arising from or in connection with a breach of these representations and warranties.

2.13.14 Upon termination or expiration of the right to use the Service for any reason, all licenses granted hereunder shall terminate immediately, Client shall immediately cease using the Service, and shall either return to FIS or destroy all copies of the Fair Isaac proprietary documentation associated with the Service in Client’s possession.

2.13.15 Client acknowledges that the Service, the Fair Isaac proprietary software, and any related documentation contain confidential and proprietary information belonging to Fair Isaac and its licensors (if any). Client shall hold the Service, the Fair Isaac proprietary software, and any related documentation in strict confidence and shall not disclose the Service, results thereof, or the Fair Isaac proprietary software, or any related documentation except to its employees or independent contractors who have a need to know for the above stated purpose, and who are bound by obligations of confidentiality no less restrictive than the terms of this Agreement. Client agrees to use the same degree of care, but no less than a reasonable degree of care, to protect against the unauthorized disclosure of Fair Isaac’s confidential and propriety information. Client shall have no obligation of confidentiality with respect to confidential information which is (i) is independently

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developed by Client without reference to or use of Fair Isaac’s confidential and proprietary information; (ii) is obtained by Client without restriction on disclosure or use from another source without a breach of any obligation of confidentiality owed by such source to Fair Isaac; or (iii) is or becomes part of the public domain through no wrongful act of Client or any party that obtained the information from Fair Isaac. If Client is served with any subpoena or other legal process or a court or governmental request or order requiring or purporting to require the disclosure of any of Fair Isaac’s confidential information, Client shall, unless prohibited by law, promptly notify FIS and/or Fair Isaac of such fact and cooperate fully with Fair Isaac in seeking a protective order, seeking to limit, or appealing any such legal process to the extent deemed appropriate by Fair Isaac. The obligations of confidentiality and license restrictions contained in this Agreement shall survive any termination or expiration of this Agreement.

2.13.16 Client acknowledges and agrees that Fair Isaac shall not be responsible for any losses, damages including but not limited to direct, indirect, special, incidental or consequential damages, or liabilities, whether in contract, tort (including negligence), strict liability or under any other theory, incurred by Client, its agents, or any Customers, caused by failures, inaccuracies or errors in the operation of the Service, or other claims associated with the Service or the functions and services provided by FIS or Fair Isaac in connection with the use of the Service.

2.14 If Client purchases the “3-D Secure” Service, the following subsections apply:

2.14.1 FIS shall provide secure internet servers and web pages that allow Customer authentication and Customer enrollment functions compatible with Verified by VISA and MasterCard Secure Code specifications. FIS shall follow procedures and time schedules it deems appropriate to timely provide Client’s Customers who have been enrolled by Client pursuant to an FIS approved written enrollment agreement with access to the Service via the Internet. Client shall be responsible for providing all appropriate privacy or other notices to Customers regarding FIS’s access to Data. FIS shall provide Customers with electronic access to card transaction histories in accordance with the Specifications.

2.14.2 The 3-D Secure Service will be available twenty-four (24) hours per day, seven (7) days per week; provided, however, that FIS reserves the right to suspend availability of the 3-D Secure Service for the purpose of maintenance or updating. Although FIS will use commercially reasonable efforts to keep these periods of unavailability as short as reasonably possible, Client acknowledges that 3-D Secure transactions may occur without protection during these time periods and FIS shall have no liability for those transactions.

2.14.3 Only debit Cards issued by Client and processed by FIS are eligible for the 3-D Secure Service.

2.14.4 Client will use FIS only for technical support in using the 3-D Secure Service system. Client shall be solely responsible for providing assistance to Customers.

2.14.5 FIS’s obligation to provide the 3-D Secure Service shall be contingent upon Client’s compliance with the following: (a) Client will use its best efforts to keep Customer address information current on FIS’s database. This information is used during the Customer enrollment process. Incorrect or missing address data may cause the Customer to be unable to enroll; (b) Client will assign the function of “Issuer Administrator” to a Client employee. The “Issuer Administrator” employee will be responsible for granting, denying, or modifying other Client employees (“CSR Administrators”) access and privileges to the 3-D Secure administrative website; and (c) CSR Administrators shall be assigned to one or more other Client employees. The CSR Administrator shall have all system access to research problems, reset Customer passwords, pull reports, and other general first line customer service functions to a Customer. Client shall have sole responsibility for all Losses resulting from, arising out of, or incurred in connection with compliance by FIS or its affiliates with Client or Customer specifications or instructions, information accessed or transactions effected with a lost, stolen, counterfeit or misused access code or identification number and any payment initiated by a Customer which is not completed due to lack of funds.

2.14.6 FIS disclaims all liability to Client for, and Client shall indemnify and hold FIS harmless from, any and all Losses arising in connection with any of the following: (i) any occurrence of fraud in connection with a debit card and a 3-D Secure password; (ii) any reimbursement through the Secure Services (if Client has contracted for the Secure Services) for fraud in connection with a debit card and a 3-D Secure password; (iii) Customer transaction(s) not being completed due to Customer choosing not to enroll in 3-D Secure at the time of the transaction(s); and (iv) Customer transaction(s) being denied due to Customer data being invalid on the Customer record in FIS’s database.

2.14.7 FIS offers two types of installation: (i) standard installation provides Client with FIS standard template websites accessible by Customers for enrollment and authentication purposes; or (ii) custom

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installation provides Client with unique, custom websites accessible by Customers for enrollment and authentication purposes. Standard installation includes Client’s name, logo, and contact information on these web pages in a standard template format and standard, non-branded administrative website access for program management, reporting, research, and customer care. Custom installation includes Client’s name, logo, and contact information on these web pages in a format specified by Client (e.g., specific text, graphics) and allowable by VISA or MasterCard specifications. Custom web pages might include specific terms and conditions, marketing initiatives, welcome screens, and other specific requests. Custom installation also provides Client with standard, non-branded, administrative website access for program management, reporting, research, and customer care.

2.15 If Client purchases the “FIS Secured Debit Services” Service, the following subsections apply:

2.15.1 Only: (i) debit cards issued by Client, (ii) transactions processed by FIS and (iii) debit cards that are monitored as part of the Fraud Alert Management Service, are eligible for the FIS Secured Debit Services (“Secure Services”) described in this Section 2.15.1. FIS will not provide Secure Services for debit cards where the Customer’s current contact information is not resident on the System.

2.15.2 With respect to those debit cards for which FIS provides Secure Services, FIS will provide a warranty to Client for fraud loss sustained by Client due to any debit card transaction by an unauthorized person who uses (i) any debit Card or debit Card number that has been reported lost or stolen to FIS or (ii) any counterfeit debit card or debit Card number purportedly issued by Client, provided, however, that Client shall be responsible for the initial ***** dollars ($******) of any loss applicable to a debit Card number, in each case, subject to the limitations and Excluded Losses set forth below.

2.15.3 Client acknowledges that fraudulent transactions may occur during those periods that the Neural Network is not available as described in Subsection 2.13.4.

2.15.4 Client shall identify the debit Card accounts for which FIS will provide the Secure Services prior to implementation of the Secure Services.

2.15.5 FIS will review all fraud loss claims within ninety (90) days of submission and all approved claims will be paid no later than one hundred twenty (120) days from submission.

2.15.6 FIS may adjust the applicable fees for Secure Services, warranty limits or eligibility for Secure Services if Client has sustained fraud loss in any month during the twelve (12) month period immediately preceding the Commencement Date in excess of twenty-two (22) basis points of Client’s monthly net sales volume with respect to its debit cards. Net sales volume is the mean gross sales, not including cash advances, less returns.

2.15.7 Client shall be responsible for the first ***** dollars ($******)of any loss applicable to each debit card account number. Notwithstanding anything herein to the contrary, FIS’s maximum aggregate warranty amount per year (based on each twelve (12) month period during the term of this Addendum, starting from the Commencement Date (and each anniversary thereafter) is as follows:

Number of Card Accounts For which FIS provides Secure Services	Maximum Warranty Amount Per Year
1 – 500 Card accounts	$	*******
501 – 1,500	$	*******
1,501 – 4,500	$	*******
4,501 – 10,000	$	*******
10,001 – 30,000	$	*******
30,001 – 50,000	$	*******
50,001 or more		Quoted separately

2.15.8 FIS will not provide a warranty to Client for any of the following Losses (each of which shall be an “Excluded Loss”): (i) Losses due to a Customer’s attempt to commit fraud against Client; (ii) Losses incurred because a Customer has disclosed the debit Card’s personal identification number (“PIN”) to any other party, including, disclosure by writing the PIN on or near the debit Card; (iii) Losses due to any action or omission of any employee or agent of Client; (iv) Losses due to disputed transactions between Client, Customer, and merchant, including lack of service, non-receipt, duplicate postings, and differences in posting amount and receipt; (v) Losses resulting from lost interest, bank fees, returned check fees, overdraft fees, or any other charge incurred by a Customer due to reductions in an account’s available balance as a result of a fraudulent

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transaction; (vi) Losses above FIS’s then-current guidelines for daily POS maximum amount; (vii) Losses that result from debit cards which are not monitored as part of the Fraud Alert Management Service; (viii) Losses above the available balance of the Customer’s checking account or credit limit, as applicable, immediately prior to the first instance of fraud on that account; (ix) Losses due to use of a debit Card by a person known to the Customer (e.g., family member, significant other, roommate, coworker, friend) who, with or without the Customer’s permission, uses the debit Card to make purchases or cash withdrawals; (x) Losses on debit Cards not blocked by Client subsequent to Visa or MasterCard issuing a compromised account alert related to the account; and (xi) Losses incurred prior to FIS’s confirmation that it has successfully implemented Client’s Secure Services, including, without limitation, any Losses on a debit Card that has first been reported as lost, stolen or subject to a fraudulent transaction prior to the implementation date of the Secure Services. As of the Effective Date of this Addendum, the daily POS maximum amount for Cards are $****** for ATM transactions, $******* for debit purchases, $******** for a credit cash advance and $******* for credit purchases. FIS reserves the right to increase or decrease these amounts at any time and will provide Client at least thirty (30) days’ prior written notice of such changes. In the event that Client raises any Customer’s limit above that amount, Client shall be responsible for any losses incurred over that daily limit.

2.15.9 FIS’s obligation to provide Secure Services shall be contingent upon Client’s compliance with the following:

(a) The Secure Services provided by FIS are conditioned upon Client providing FIS written notice of any potentially fraudulent transaction upon which Client intends to base a warranty claim hereunder within sixty (60) days of such transaction. FIS shall have full authority to investigate and take legal action with regard to such potentially fraudulent transaction, and Client shall provide reasonable assistance and cooperation to enable FIS to investigate and take legal action with regard to such transaction;

(b) Client permits FIS to contact Customers during an investigation of any potentially fraudulent transaction for which Client is making a warranty claim hereunder. Further, Client will use its best efforts to obtain an affidavit from any such Customer, attesting to his or her lack of involvement in the transaction and his or her willingness to assist in any investigation and legal action relating thereto;

(c) Client will notify FIS within twenty-four (24) hours of receiving: (i) notice from a Customer that a debit Card has been lost, stolen or compromised, or (ii) a compromised account alert from Visa or MasterCard. FIS may require debit Card accounts to be listed on the MasterCard Warning Bulletin or Visa Exception File at Client’s expense;

(d) Client will use its best efforts to keep FIS’s database current on all Customer information, including date of birth, day and evening telephone numbers, address and Social Security number;

(e) If FIS is not able to contact a Customer, Client will use reasonable efforts to contact its Customer regarding potentially fraudulent transactions and promptly provide FIS any information obtained regarding such transactions;

(f) Client will utilize the companion services required by FIS from time to time, and will sign agreements for such services where requested by FIS, or authorize the use of such services by not opting-out of such services when presented by FIS. Such companion services may include (i) Visa, MasterCard and EFT Network (as applicable) dispute processing and chargeback services; (ii) address verification service; (iii) CVV or CVC checking; (iv) authorization name matching; (v) verified by Visa or MasterCard Secure Code; and (vi) FIS’s Fraud Alert Management Service;

(g) Client will require Customers to activate their debit Cards via a PIN transaction or such other activation methods required by FIS from time to time;

(h) Client authorizes FIS to decline debit Card transactions involving: (i) a CVV/CVC mismatch on all PIN and signature transactions; (ii) a CVV2/CVC2 mismatch on all transactions with CVV2/CVC2; and (iii) a mismatch against the expiration date contained in FIS’s systems;

(i) Clients that are “Principal” members of an Association(s) will send Customer account compromise alerts to FIS; and

2.16 If Client purchases the “Hot Card Notification” Service, the following subsections apply:

2.16.1 Upon receipt of a Client hot Card notification, FIS will follow its then-current procedures for inactivating the card in question. FIS will indemnify Client from any claim for damages from a Customer whose Card is not inactivated by FIS in accordance with FIS’s hot Card procedures, but this indemnification will only apply to charges to the Cardholder’s Card made between: (i) the time when FIS should have inactivated the Card in accordance with its procedures and (ii) such time that FIS actually inactivated the Card.

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2.16.2 FIS will not be liable to Client or any third party for failure to inactivate a Card where the Customer is unable to provide the information required by FIS in order to inactivate the Card or where a Card is wrongly inactivated based upon inaccurate or incomplete information received by FIS. FIS shall have no other liability to Client, its Customers or any third party with respect to the hot carding and warning bulletin services, and Client shall indemnify and hold FIS harmless for, from and against any and all claims for liability arising from the hot carding and warning bulletin services, including, but not limited to, claims arising under applicable Law or Operating Rules. Client acknowledges that it is responsible for all related pass-through fees for hot carding and warning bulletin listings.

3. Fees.

3.1 Other miscellaneous EFT services may be provided by FIS at Client’s request for the fees set forth in the EFT Miscellaneous Services Fee Schedule, as amended by FIS from time to time.

3.2 FIS shall have the right to utilize any amounts payable to Client under this Addendum in payment of, or to reimburse FIS for, any and all amounts owed under the Agreement including, but not limited to, all fees due FIS.

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Electronic Funds Transfer –Technical Support Levels

1. The parties acknowledge that the following is a list of acceptable service levels for the Service described in the Electronic Funds Transfer Service Agreement:

a. Intercept Authorization System and Application Availability. FIS’ Intercept Authorization System and Application shall be available at least ninety-nine percent (99%) of the time, excluding routine and scheduled maintenance (the “EFT Uptime Benchmark”) in any given month. FIS will provide Client with FIS’ standard reports as to such system availability on a monthly basis. If the EFT Uptime Benchmark is not met, and such failure is solely attributable to FIS, then FIS will credit Client with an amount equal to:

•	*****% of the total EFT Processing Monthly Fee if availability is between 98% 98.9%,

•	*****% of the total EFT Processing Monthly Fee if availability is between 97% and 97.9%, or

•	*****% of the total EFT Processing Monthly Fee if availability is less than 97%.

b. ATM Availability. ATMs shall be available at least ninety-eight and one-half percent (98.5%) of the time, excluding routine and scheduled maintenance (the “ATM Uptime Benchmark”) for any given month. FIS will provide Client with FIS’ standard reports as to such ATM availability on a monthly basis. If this SLA is not met, and such failure is solely attributable to FIS, FIS will credit Customer with an amount equal ***** percent (*****%) of the ATM Monthly Fee for any month that the ATM Uptime Benchmark is not achieved.

c. ATM Fault Dispatching. ATM faults will be dispatched within ten (10) minutes of error to the designated time of day contact ninety-nine percent (99%) of the time (“ATM Fault Benchmark”). Escalation dispatches will be followed as established by the client at inception. If the ATM Fault Benchmark is not met, and such failure is solely attributable to FIS, then FIS will credit Client *****% of the ATM Monthly Fee for impacted ATM.

d. In the event that there are three (3) or more months during any rolling eighteen (18) month period in which the monthly System Availability falls below ninety-four percent (94%) excluding scheduled maintenance, Third Party outages, or an outage outside of FIS’ control, in addition to the aforesaid performance credit, as applicable, Client shall have the right to terminate the EFT Addendum.

d. Sole and Exclusive Remedies. Any credit provided to Client hereunder shall be Client’s sole and exclusive remedy, except for Client’s right to terminate contained in Section 1 d. herein, which right to terminate is in lieu of Client’s right to terminate pursuant to Section 16.1 of the General Terms and Conditions.

2. Problem Event Communication. For SEV1 events specific to one client, FIS will alert the client within sixty (60) minutes of problem recognition. For global SEV1 events, the EFT Administration Site will be updated to include what information is available within ninety (90) minutes of problem. If the EFT Administration Site is unavailable, FIS will send a communication to all clients, describing problem, and resolution if known at time of transmitting the bulletin. If this SLA is not met, and such failure is solely attributable to FIS, then FIS will credit Client ****** percent (*****%) of the total EFT Processing Monthly Fee.

3. AMAC (adds, moves, and changes). These AMAC’s are defined with applicable timelines:

•	Install new ATM that requires an FIS circuit – 45 business days from date of request

•	Install new ATM that does not require a circuit – 20 business days

•	Replacement of existing ATM – 10 business days

•	Upgrade ATM communication to TCP/IP – 10 business days

•	Miscellaneous address router changes – 10 business days

Capability to expedite an AMAC is available, subject to additional fees.

4. File Delivery. If daily cutoff is prior to 5:00pm eastern, daily posting files for nightly processing should be delivered no later than 8:30 PM each processing day.

5. Exclusions. Notwithstanding the above, FIS shall not be responsible for failing to meet the technical support levels set forth in this Exhibit due to causes beyond its control including but not limited to: (a) Client hardware failures; (b) Client’s failure to perform its obligations pursuant to the Agreement, (c) Client negligence, abuse, or neglect; (d) the act or omission of any third party (e) damage caused by fire, water, lightning, power surge, or any Force Majeure event.

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FRAUD DETECTION AND IDENTITY SERVICES ADDENDUM

1. Introduction. FIS shall provide to INDEPENDENT BANK CORP. of Rockland, MA (“Client”) the services indicated in the pricing attachment (each, a “Service” and collectively, the “Services”) pursuant to this Fraud Detection and Identity Services Addendum (“Addendum”) to the Agreement. In addition to the terms and conditions set forth in the General Terms and Conditions and the Order Form accompanying this Addendum, the following terms shall apply with respect to the Services. Client acknowledges and agrees that the Services contemplated by this Addendum will be rendered by Chex Systems, Inc., and for purposes of this Addendum, references to “FIS” shall mean Chex Systems, Inc.

2. Data.

2.1 Data Usage.

2.1.1 Notwithstanding anything to the contrary in the Agreement, FIS may store, disclose, and use all consumer and business data provided by or on behalf of Client pursuant to this Addendum, including the Specifications (collectively, “Information”), provided that such storage, disclosure, and use is for purposes of performing FIS’s obligations under this Addendum or for purposes permitted under the Laws applicable to FIS, including but not limited to Title V, Subtitle A of the Gramm-Leach-Bliley Act, as amended (“GLBA”), and their implementing regulations.

2.1.2 Termination of this Addendum or any Service shall not require FIS to remove, return or cease to use any Information obtained from Client.

2.2 Data Security.

2.2.1 Client acknowledges and agrees that FIS is not a “third party processor” as that term is used in the General Terms. Notwithstanding anything to the contrary in the General Terms (i) FIS shall promptly notify Client of any breach of FIS’s system or any portion thereof that results in unauthorized access to NPI obtained from Client, (ii) Client shall promptly notify FIS of any unauthorized access to FIS Data (as defined below), and (iii) any notifications provided pursuant to this Section shall include the relevant details of the unauthorized access and the remedial actions that FIS and/or Client may take to mitigate Losses resulting therefrom. In the event that a party experiences a breach of security or unauthorized access to NPI, that party shall have the right to take any action it deems necessary or appropriate to comply with applicable Laws or mitigate Losses that might result from such breach or unauthorized access, including, without limitation, the provision of notice to impacted consumers.

2.3 Data Accuracy. Client represents and warrants that: (i) to Client’s knowledge, after conducting any lawfully required due diligence, all Information provided by Client is true and complete in all material respects; and (ii) it shall not submit fictitious or test Data to FIS in a production environment. Upon Client’s reasonable written request, FIS shall provide Client with test cases to use in the Service staging environment.

2.4 Data Contribution.

2.4.1 Client shall comply with FIS’s policy (“Data Contribution Policy”) regarding the provision of consumer and business data to FIS, as such policy may be modified by FIS from time to time. Both parties agree that the Data Contribution Policy is incorporated into and made a part of the Agreement.

2.4.2 Client agrees to make available to FIS, via electronic web service, systematic extract, or batch transmission, certain additional Information (as defined below) set forth in the applicable Specifications, the Data Contribution Policy, or as otherwise specified by FIS from time to time. Client shall be entitled to contribute Information directly to FIS or through a mutually agreed upon third party service provider. FIS shall be entitled to obtain Information directly from its affiliated entities in order to effect Client’s compliance with the Data Contribution Policy.

3. Services.

3.1 The Services described in this Addendum will be provided in accordance with the corresponding Specifications and as otherwise communicated to Client in writing from time to time. Client acknowledges that the decisioning messages (e.g., “pass”/“fail”) sent by FIS through the Service are based solely upon the pre-defined business criteria applicable to consumer or business attributes provided by Client. Client acknowledges and agrees that FIS obtains certain of its data from third party sources (“External Suppliers”), which may or may not be completely thorough or accurate. As such, Client shall not rely on FIS for the accuracy or completeness of information supplied through the Services. Client acknowledges that all decisions made using

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the Services made solely by Client. Client understands and acknowledges that the Services do not serve as positive identification of the consumer or business. Client understands and acknowledges that the Services do not serve as positive identification of the consumer.

3.2 Except as required to comply with Laws, or as otherwise set forth in the Specifications or this Addendum, Client shall not, either directly or indirectly, for itself or through any agent or third party: (i) compile, store, maintain or use the Services or data provided by FIS through the Services (“FIS Data”) to build its own database; or (ii) copy or otherwise reproduce the Services or FIS Data. Client shall be solely responsible for ensuring that the storage, delivery and transmission of FIS Data to permitted employees is done in a secure and confidential manner.

3.3 Client agrees to take appropriate measures to protect against the misuse of the Services. Client shall in all instances be the end user of the Services and shall not permit the Services to be used by any other entity. Client shall not allow access to the Service from Internet Protocol addresses located outside of the United States and its territories; nor shall Client allow FIS Data to traverse networks outside domestic U.S. borders, irrespective of whether such network is internal or external to Client. Client shall not allow FIS Data to be stored at rest outside U.S. borders, irrespective of the storage media. Client shall only use the FIS Data provided through the Services one (1) time for the specific transaction and certified purpose for which the FIS Data was requested (see Attachment 1).

3.4 Client acknowledges and agrees that FIS will only allow Client to access the Services if Client’s credentials provided in Attachment 2 (“Client Credentialing Form”) can be verified in accordance with FIS’s internal credentialing procedures.

3.5 Client agrees to administer and control unique access user IDs and passwords as set forth herein and as may be communicated to Client in writing from time to time. Client shall promptly notify FIS if any account ID becomes inactive, invalid or otherwise may be terminated, reassigned or compromised. Client agrees to conduct quarter-annual quality control reviews to ensure all current users are appropriately authorized, and promptly provide the results of such reviews to FIS upon request.

3.6 If FIS reasonably and in good faith determines that Client has breached any provision of this Addendum that pertains to credentialing or the access, use, storage or disclosure of FIS Data, FIS may, upon five (5) business days’ notice (unless a shorter notification period is required in order for FIS to maintain its compliance obligations), suspend Client’s access to the affected Service until such time as Client remedies the breach to FIS’s reasonable satisfaction. If Client fails to cure the breach to FIS’s reasonable satisfaction within thirty (30) days, or if Client has previously breached any of the access, use, storage, disclosure or credentialing provisions governing its use of the Service, then FIS shall be entitled to immediately terminate the affected Service. Client agrees to cooperate fully with any investigations into any potential misuse of the Services.

3.7 The Services and related FIS Data shall be requested for exclusive use of Client, maintained by Client as Confidential Information and disclosed only to Client’s employees whose duties reasonably relate to the permissible use (see Attachment 1) for which the FIS Data was requested. Client will not use the Services for personal or non-business reasons. Client agrees that each of its employees and/or agents that are granted access to FIS Data provided through the Services will be bound by confidentiality restrictions regarding the dissemination of such FIS Data. FIS shall have the right to verify compliance with this Section upon reasonable notice to Client.

4. Service Categories. Client may purchase one or more of the Services set forth on Attachment 1 to this Addendum at any time. The corresponding additional terms set forth in this Section shall only apply if the Service referenced in Attachment 1 is also included in a pricing attachment hereto.

4.1 If Client receives any “Fraud Detection and Identity Service” listed on Attachment 1, the following subsections apply:

4.1.1 Client acknowledges and agrees that the Services do not constitute and should not be used as a “consumer report” or an “investigative consumer report” as those terms are used and defined in the federal Fair Credit Reporting Act (15 U.S.C. Section 1681, et seq.), as amended (“FCRA”). Client acknowledges that certain FIS Data provided through the Services is based on publicly available information. Client further acknowledges the Services are an identification verification tool to be used by Client in conjunction with (and not to the exclusion or replacement of) Client’s own internal policies and procedures relating to identity verification. Client shall (i) not use the Services to grant or deny an account or to take any other adverse action (as defined in the FCRA) with respect to a consumer; and (ii) only use the Services in financial services markets located in the United States of America and its territories.

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4.1.2 Client acknowledges and agrees that some of the information contained in the Services is NPI and is regulated by the GLBA. Client further acknowledges and agrees that it may be required to certify its permissible use of FIS Data at the time it requests such FIS Data. In addition, Client agrees it will recertify, in writing, its permissible use(s) of FIS Data upon request by FIS.

4.1.3 Client shall obtain any consumer consents as may be required by Law prior to using the Services.

4.2 If Client accesses the “Alert Management System” functionality of the Address Analysis Service, in addition to the terms that pertain to the Fraud Detection and Identity Services, the following terms apply:

4.2.1 FIS will offer the Third Party Service to Client through a third-party service provider (“Third Party Service Provider”). Currently, ID Insight, Inc. serves as the Third Party Service Provider. Client acknowledges and agrees that FIS is not the provider of the Third Party Service, and Client shall, if required by FIS or the Third Party Service Provider, enter into a separate agreement for the Third Party Service directly with the Third Party Service Provider. By using the Third Party Service, Client agrees to the Terms and Conditions found in the Alert Management System.

4.2.2 In addition to indemnification obligations set forth in the General Terms, Client shall indemnify, defend and hold harmless FIS, and its officers, employees, directors, agents, shareholders, in their individual capacities or otherwise from and against any and all Losses asserted by a third party that result from, relate to, arise out of, or are incurred in connection with Client’s failure to comply with the terms of any agreement that Client enters into with Third Party Service Provider.

4.3 If Client receives any “Identity Service” set forth on Attachment 1, the following subsections apply:

4.3.1 FIS may, at any time, impose additional terms of use regarding these Services. These additional terms of use may be the result of a modification in FIS policy, a modification of an agreement between FIS and an External Supplier, a modification in industry standards, or a change in applicable Law. Upon written notification by FIS, Client agrees to comply with such additional terms of use. If Client cannot or refuses to comply with any additional terms of use, then FIS may terminate or modify the affected Service. In the event that the Service is terminated, Client shall be required to certify in writing that all FIS Data provided through the Service has either been returned to FIS or destroyed in accordance with the Agreement.

4.3.2 Notwithstanding anything to the contrary in the Agreement, neither FIS nor any External Supplier shall be liable to Client or to any person claiming through Client or to whom Client may have provided these Services or related FIS Data for any Losses arising out of or caused in whole or in part by External Suppliers’ negligent acts or omissions in procuring, compiling, collecting, interpreting, reporting, communicating, or delivering these Services or related FIS Data. Client acknowledges that every business decision involves assumption of a risk, and that neither FIS nor any External Supplier underwrites that risk in any manner whatsoever. If, notwithstanding the foregoing, Losses are incurred by FIS or an External Supplier, Client agrees that FIS’s and/or External Suppliers’ aggregate liability for any and all Losses arising out of any act or omission of External Suppliers in connection with these Services or related FIS Data, regardless of the cause of the loss or injury (including negligence) and regardless of the nature of the legal or equitable right claimed to have been violated, shall never exceed the amount of fee(s) paid for the FIS Data to which a given claim relates, and Client covenants and promises that it will not sue FIS and/or any External Supplier for an amount greater than such sum, even if FIS and/or External Suppliers were advised of the possibility of such damages, and Client will not seek punitive, special, indirect or similar damages in any suit against FIS and/or any External Supplier, all in consideration of Client’s receipt of the FIS Data at the rates charged by FIS hereunder, which are priced to reflect the waivers and disclaimers contained herein.

4.3.3 Client acknowledges and agrees that (i) there is no partnership or joint venture between FIS and any External Supplier; (ii) there shall not be any joint or several obligations or liabilities undertaken amongst, between, or on behalf of FIS and any External Supplier; (iii) FIS and the External Suppliers do not expressly or impliedly agree to be responsible or liable for the acts and omissions of one another; and (iv) FIS and the External Suppliers do not warrant the services provided by one another.

4.4 If Client receives any “Driver’s License Service” set forth on Attachment 1, the following subsections apply:

4.4.1 Client shall not use the FIS Data provided through the Services to create or update a file for its own source of driving history records or other motor vehicle data.

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4.4.2 Client acknowledges that the Driver’s Privacy Protection Act (18 U.S.C. Section 2721 et seq.) (“DPPA”) and several similar state laws provide that any person who knowingly obtains or discloses DPPA governed information for any purpose not permitted by the DPPA, or who makes any false representations to obtain any such information, may be subject to civil and criminal penalties. Client acknowledges and agrees that the DPPA, and other similar Laws, apply to the Services.

4.4.3 FIS shall be entitled to remove any state driver’s license file from the Service in the event that FIS is not able to obtain the file from its External Supplier.

4.5 If Client receives the “Watch List Service” set forth on Attachment 1, the following subsections apply:

4.5.1 Client acknowledges and agrees that the Service is intended to supplement, and not to replace, Client’s existing compliance programs.

4.5.2 FIS makes no representation or warranty that the Service is sufficient to meet Client’s compliance requirements under any Law. Client agrees that FIS shall not be liable for any Losses resulting from Client’s failure to comply with any Law or regulatory requirement.

4.6 If Client receives the “Red Flag Checklist Service” set forth on Attachment 1, the following subsections apply:

4.6.1 Client shall not use the Service or FIS Data to grant or deny an account, nor shall Client take any other adverse action with respect to a consumer based upon the use of the Service or related FIS Data. Client acknowledges and agrees that the Service is intended to supplement, and not to replace, Client’s existing compliance programs.

4.6.2 FIS makes no representation or warranty that the Service is sufficient to meet the compliance requirements of Client under any Law. Client agrees that FIS shall not be liable for any Losses resulting from Client’s failure to comply with any Law or regulatory requirement.

4.7 Professional/Consulting Services. FIS and Client agree that any non-standard professional or consulting Services requested by Client that are not already included in any standard setup or maintenance fee shall be subject to the fees and additional terms set forth in a statement of work issued pursuant to this Addendum. Any such statement of work shall be incorporated into and made a part of this Addendum.

5. Indemnification. In addition to the indemnification obligations set forth in the General Terms, Client shall indemnify, defend and hold harmless FIS’s External Suppliers from and against any and all Losses that result from, relate to, arise out of, or are incurred in connection with (i) Client’s use of a Service provided under this Addendum; or (ii) a breach of security or unauthorized access to NPI caused by Client.

6. Audit.

6.1 FIS shall be entitled to request information regarding specific transactions and inquiries made by Client using the Services. Client shall promptly respond to any such requests. Client acknowledges and agrees that in order to ensure compliance with applicable Laws and/or FIS’s obligations under its agreements with its External Suppliers, FIS shall have three (3) years after the termination or expiration of this Addendum to conduct the audits contemplated by the Agreement.

6.2 Upon at least ten (10) business days’ prior written notice, FIS, its representatives and/or vendors may visit Client’s facilities, during normal business hours, for the purpose of: (i) inspecting the location and use of the Services; and (ii) auditing, monitoring and ensuring compliance with the terms of this Addendum. Notice for any audit must specify the scope of the information sought and the purpose of the audit. All audits must be reasonable in scope and duration.

7. Termination. In addition to the termination rights set forth in this Addendum and the General Terms, FIS may immediately terminate a Service if FIS reasonably determines that (i) any Law, regulation, consent decree or government regulatory agency opinion would jeopardize the continuing legality of the Service; or (ii) Client is not in compliance with, or causes FIS, an External Supplier or any third party not to be in compliance with applicable Law.

8. Fees. FIS may increase the recurring fees due under this Addendum by the applicable percentage set forth in the General Terms at any time, but not more than once annually.

9. Regulatory Requests. FIS and Client are subject to continuing oversight and supervisory authority by various federal regulatory agencies (“Federal Regulators”). FIS and Client each acknowledge and agree that

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when requested by a Federal Regulator, the Agreement and any information related to the Agreement may be disclosed by either party to a Federal Regulator (as required by Federal Law) without prior notice to the other party and without disclosure to the other party of the Federal Regulator’s request.

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FRAUD DETECTION AND IDENTITY SERVICES ADDENDUM

Attachment 1 – Service Categories and Permissible Uses

Client hereby certifies that it shall use the FIS Data provided through the Service in accordance with the applicable terms and conditions of the Addendum and solely for the Permissible Use associated with the Service as set forth below:

Fraud Detection and Identity Services:

•	Address Analysis(1)

•	ID Authentication(1)

•	ID Verification(1)

Identity Services:

•	ID Authentication(1)

•	ID Verification(1)

Driver’s License Services:

•	ID Verification(2)

Watch List Services:

•	ID Verification

•	OFAC Watch

•	OFAC Auto Attendant

•	Enhanced PEP/Fraud List Package

Red Flag Services:

•	Red Flag Checklist

Permissible Uses:

(1) Client certifies it will only request and use FIS Data through these Services to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liability.

(2) Client certifies it will only request and use FIS Data through these Services in the normal course of business solely to verify the accuracy of personal information submitted by a consumer, and if such information as so submitted is incorrect or is no longer correct, to obtain the correct information, but only for the purposes of preventing fraud by the consumer.

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FRAUD DETECTION AND IDENTITY SERVICES ADDENDUM

Attachment 2 – Client Credentialing Form

NOTE: INCOMPLETE OR INCORRECT INFORMATION MAY

RESULT IN AN IMPLEMENTATION DELAY.

To submit the Credentialing Form:

1. Please type or print all information requested and return with the executed contract documentation.

2. If applicable, supporting documentation must be provided or application will be returned and Services will not be set up.

1. COMPANY INFORMATION (ALL ITEMS ARE MANDATORY)

Company Name:		Main Office Telephone (not ext.): ( ) -

Main Fax: ( ) -		Website:

Current Main Physical Address (P.O.. box or private mail box not permitted):

Street Address:

City:	State:	Zip Code:

Date Organization Established:		Business Specialization:

2. ACCOUNT CONTACT INFORMATION (ALL ITEMS ARE MANDATORY)

Last Name:		First Name:

Title:		Telephone (not cell): ( ) -

Cell Phone (if applicable):		Email:

Are you authorized by your organization to order reports on their behalf?: ☐		YES ☐ NO

3. INDUSTRY AND COMPANY TYPE INFORMATION IS REQUIRED FROM ALL APPLICANTS NOTE: The Business name on license must match the Company name provided.

Select the one item that best describes your company:  ☐ Banking/Financial  ☐ Retail/Wholesale  ☐ Healthcare

☐ Collections  ☐ Telecommunications  ☐ Attorney/Law Office  ☐ Insurance  ☐ Tenant Screening  ☐ Other    If Other Please Specify:

Is your company Publicly Held? ☐ YES ☐ NO If yes, please provide stock symbol here

Is your company a bank or credit union? ☐ YES ☐ NO If yes, are you regulated by the FDIC or NCUA? If Yes: ☐ FDIC ☐ NCUA

If FDIC, please provide: Certificate #: Date: If NCUA, please provide: Charter #: Date:

If No, attach appropriate documentation reflecting your regulatory agency and explain:

Is your company one of the following?  ☐ Partnership  ☐ Corporation/ State of:

If you are a partnership, additional information is required. A professional license is required if your organization is professionally regulated, a business license and/or notarized articles of incorporation are required for all others – except if publicly held, SEC, NCUA or FDIC regulated.

License Required: Business License #: City, County, State of Issuance License Expiration Date:

Professional License # License Expiration Date:

ATTACH A COPY OF YOUR PROFESSIONAL/BUSINESS/STATE LICENSE OR FEDERAL TAX ID REGISTRATION IF NO LICENSE REQUIRED or NOTARIZED ARTICLES OF INCORPORATION.

Federal Tax ID:	Are you exempt from state & local taxes? ☐ YES ☐ NO Attach a copy of 501(C)(3) documentation

Is your organization home-based? ☐ YES ☐ NO

4.      AUTHORIZATION

Chex Systems, Inc., itself or through its parent corporation or other affiliate (collectively, “Chex”) requires credentialing of potential clients prior to providing certain data services. As such, Client hereby authorizes Chex to obtain information about Client’s commercial activities and financial condition from third parties, including, without limitation, banks, credit or consumer reporting agencies, any business references provided by Client, as well as any other third party that can provide such information. Client agrees that this document shall serve as Client’s consent for any third party to release information requested by Chex to Chex or its representative, and Client hereby releases such third party and Chex of all liability associated with such disclosure. In addition to the information that may be requested from third parties as specified above, Chex may elect, and Client consents to, a physical inspection of Client facilities. Client hereby authorizes Chex, or a third party vendor of Chex to conduct such an inspection, and agrees to provide all reasonable cooperation necessary to complete such inspection in a meaningful and timely fashion.

THE DULY AUTHORIZED REPRESENTATIVE OF CLIENT HEREBY REPRESENTS AND WARRANTS THAT THE INFORMATION PROVIDED IN THIS APPLICATION IS TRUE AND ACCURATE.

Signature:	Date:

Printed Name:	Title:

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ITEM PROCESSING SERVICES ADDENDUM

without Endpoint Exchange Check Image Clearing Services

1. Introduction. INDEPENDENT BANK CORP. of Rockland, MA (“Client”) engages FIS to provide the components of item processing services indicated in the pricing attachment (each, a “Service(s)”) for check and other payment items delivered to FIS (each an “Item”) in accordance with this Item Processing Services Addendum (“Addendum”). This Addendum is a part of the Information Technology Services Agreement described on the Order Form to which this Addendum is attached (“Agreement”), and capitalized words not otherwise defined herein have the meaning set forth in the Agreement. The General Terms apply to the Services provided pursuant to this Addendum.

2. Services.

2.1 Except to the extent that FIS has contracted to perform such services or functions for Client, Client shall: (i) cooperate with FIS in its performance of the Service, and provide FIS with information, management decisions, regulatory interpretations and policy guidelines as reasonably required; (ii) transport all Items, records, and other Data between Client offices and the service center and pay any related costs; (iii) appoint FIS as its agent for purposes of receiving Items from and returning Items to clearing organizations; (iv) notify all appropriate third parties of such appointment and pay or reimburse FIS for any charges payable to such clearing organizations for, or required as a condition to, receiving or returning Items; and (v) provide FIS with a current contact list and escalation procedures to ensure that production problems and other issues requiring Client attention are addressed on a timely basis by the appropriate individual(s).

2.2 Client shall be solely responsible for: (i) verifying dates, signatures, amounts, authorizations, endorsements, payment notices, collection times, fees and charges imposed by Client on its Customers and other similar matters on all Items delivered to FIS; (ii) placing stop payments and holds on depository accounts maintained by Customers (“Accounts”); and (iii) determining the correctness of all magnetic ink inscribed or appearing on Items, regardless of by whom or when inscribed. Client shall provide all information reasonably required by FIS concerning accounts offered by Client to its Customers and internal Client general ledger accounts. Client will forward any “on-us” or imaged Items that are posted by or on behalf of Client directly to FIS without entering them into the clearing process.

2.3 If Client purchases the “Branch Capture Xpress” Service, the following subsections apply:

2.3.1 FIS shall, subject to the Service Level Agreements and Processing Times agreed upon by FIS and Client, follow such procedures and time schedules it deems appropriate to timely transmit checks imaged by Client (“Item Images”) at designated Client locations (“Client Locations”) in accordance with the Specifications.

2.3.2 Except to the extent FIS has possession of the Images, Client shall be responsible for retransmitting or recapturing and retransmitting Item Images not received by FIS or received in a form and format not approved by FIS. Client shall utilize internal documents that will result in the system recognition read rates being in excess of seventy percent (70%). Client shall assist FIS in researching out-of-balance Items at each Client Location.

2.3.3 Client shall be solely responsible for providing capable technical resources to assist FIS with the installation of FIS-supplied hardware at each Client Location, providing a qualified individual for tier-one problem support for all Client Locations, and to work with the FIS support team to resolve issues as they arise. Client shall be solely responsible for maintaining its equipment.

2.3.4 FIS shall: (i) when contracted, acquire and install hardware and software at Client’s location(s); (ii) provide conversion services required to implement a mutually agreed upon number of Client branch locations for the fee set forth in the pricing attachment; (iii) process Client’s data and report processing results; (iv) receive Item Images from Client’s locations by the timeframe set forth in Exhibit A; (v) provide training; (vi) provide one (1) copy of user documentation; and (vii) provide support via telephone during FIS business hours. Charges for such services will be due and payable in accordance with the General Terms. Client and FIS will mutually agree upon a business design and implementation plan detailing responsibilities, accountabilities, tasks and timelines. If FIS is requested to perform maintenance or support at Client’s location, FIS will provide these services at its then-current programming hourly rate or other rate that has been agreed on by them plus materials and any travel related expenses.

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2.4 If Client purchases the “Image Interface Access” Service, the following subsections apply:

2.4.1 Except to the extent agreed to under a Service Level Agreement, FIS shall follow such procedures and time schedules it deems appropriate to timely provide Client with access to the FIS image interface access system. This Service is designed to enable the access, retrieval, and transfer of a single Item Image from the FIS image archive to the Client’s internet banking application for presentation of a single Item Image per request.

2.4.2 Client shall have sole responsibility for user authentications, data encryption, firewall protection, and security management related to connecting and using the system and accessing the FIS image archive with network connectivity in accordance with the Specifications. Client shall provide FIS the information necessary for the implementation and testing of the system, and shall grant FIS access to the data generated by the system for support purposes.

2.4.3 This Service will be available twenty-four (24) hours per day, seven (7) days per week; provided, however, that FIS reserves the right to suspend availability of this Service for the purpose of maintenance or updating the system. FIS will attempt to provide Client with at least seventy two (72) hours prior notice of FIS’s maintenance on the system.

2.5 If Client purchases the “Forensic Signature Verification” Service, the following subsections apply:

2.5.1 Except to the extent specified in the Processing Times and Service Level Agreements specified herein, FIS shall follow such procedures and time schedules it deems appropriate to timely provide Client access to and use of this Service.

2.5.2 Client shall provide the resources and specifications necessary to install, implement and test this Service, and install all FIS-provided enhancements and corrections in the manner instructed by FIS. Client shall also provide adequate resources to maintain the integrity of the database information. Client grants FIS access to data generated by this Service for support purposes. Client shall make its “pay-no-pay” Pay Decision by a mutually agreed upon time and shall restrict usage of this Service to its stated purpose. Client shall have sole responsibility for the update of Customers’ Accounts for any Items returned.

2.5.3 FIS shall: (i) provide Client with access to and use of this Service to assist Client in making Pay Decisions; (ii) process Client’s data utilizing this Service and report processing results to Client; (iii) provide training; (iv) provide one (1) copy of user documentation; and (v) provide support during FIS business hours.

2.6 If Client purchases the “Transaction Account Protection” Service, the following subsections apply:

2.6.1 Except to the extent specified in the Processing Times and Service Level Agreements specified herein, FIS shall follow such procedures and time schedules it deems appropriate to timely provide this Service.

2.6.2 Client shall have sole responsibility for submitting an implementation and testing plan of the transaction account protection services. Client shall have sole responsibility for making timely return Item decisions as set forth in the Specifications (“Pay Decisions”). Client shall authorize FIS to return and qualify no-pay check Items in accordance with the Pay Decisions. Client shall have sole responsibility for returning any other electronic Items that are marked as “no-pay” and for the update of Customers’ Accounts for any Items returned whether checks or electronic transactions.

2.6.3 Client shall have sole responsibility and liability for payment of all Items, whether or not the Item passed the scrutiny of the system, and hold harmless FIS from any related claims and if applicable, be responsible for all liabilities associated with printing of substitute check Items associated with IRD Print.

2.6.4 FIS shall: (i) provide Client access to and the use of the Service to assist Client in making Pay Decisions; (ii) process Client’s Data utilizing the Service and report processing results to Client; (iii) provide training; (iv) provide one (1) copy of user documentation; and (v) provide support during FIS business hours.

2.7 If Client purchases the “Positive Pay” Service, the following subsections apply:

2.7.1 Except to the extent specified in the Processing Times and Service Level Agreements specified herein, FIS shall follow such procedures and time schedules it deems appropriate to timely provide Client’s Customers with access to and use of this Service via the Internet.

2.7.2 Client shall grant FIS access to Data generated by this Service for support purposes and provide account information and other data required to activate this Service. Client shall provide the first line of support.

2.7.3 Client shall ensure that Customers transmit an issue file in the proper format and make Pay Decisions by a mutually agreed upon time. Client authorizes FIS to return and qualify no-pay Items contained in the “pay-no-pay” Pay Decision process, and agrees that if no “pay-no-pay” Pay Decisions are transmitted, FIS will use “pay-all” or “pay-none” as default settings.

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2.7.4 FIS shall: (i) provide Client’s Customers with access to and use of this Service via the Internet; (ii) process Client’s Customers’ Data utilizing this Service and report processing results to Client and Customer; (iii) provide training; (iv) provide one (1) copy of user documentation; and (v) provide support during FIS business hours.

2.7.5 Client shall be responsible for updating account information on core processor for any Items marked “Return” by Client’s Customers.

2.8 If Client purchases the “Issueless Positive Pay” Service, then in addition to the terms in Section 2.7, the following subsections apply:

2.8.1 FIS shall: (i) process Customers’ data utilizing the MICR, payee, and ACH validation, account reconciliation, and/or remote check printing services as indicated in the pricing attachment and report the results to Client and applicable Customers; (ii) provide Client with a mechanism to print encrypted bar code on issued checks in lieu of or in addition to transmitting an issue file; (iii) process Customers’ data against ACH files provided by Client’s ACH provider and generate exceptions based on the parameters set by Client and/or Customers; and (iv) provide an ACH formatted file of ACH returns which Client may submit to its ACH provider.

2.8.2 Client shall: (i) provide Customers with a mechanism to print encrypted bar code in lieu of transmitting an issue file; (ii) require its ACH provider to send ACH files to FIS no later than 12:00 p.m. ET on the current business day and to accept ACH formatted return files from FIS after Customers complete decisioning of exception Items; and (iii) update Customer accounts with any ACH or check returned Items.

2.8.3 FIS shall not be liable for returning ACH Items sent to Client’s ACH provider.

2.9 If Client purchases the “Back Office Services TRIPS” Service, the following subsections apply:

2.9.1 Except to the extent specified in the Processing Times and Service Level Agreements specified herein, FIS shall follow such procedures and time schedules it deems appropriate to timely provide Client with access to and use of this Service which is designed to provide efficiencies in back office exceptions and return processing, and includes the features described in this Subsection.

2.9.2 Client will be able to make chargeback or redeposit decisions on incoming return Items and incoming return image exchange Items. Client is responsible for making chargeback and redeposit decisions daily in order to post Client account information and redeposit decisioned transactions. Special instructions defined by Client are stored and applied to exception Items. Client is responsible for setting up special instructions so incoming Items can be pre-decisioned according to the Client’s requirements.

2.9.3 Client may use this Service to: (i) generate advices or transactions that can be posted directly to Client’s core processing system via an interface; (ii) present a Return Item using RCK; (iii) view, report on and make chargeback or redeposit decisions on return Items, return image Items, and RCK Items; (iv) make decisions on exception Items, create and post G/L settlement entries, make Bank-of-First-Deposit determinations, create an electronic outgoing return cash letter, and create and post G/L settlement entries; (v) track and process “on-us” Items and foreign Items for collection; and (vi) enter, assign, and track research and adjustment requests initiated by Customers; (vii) generate transactions to attempt an Item; (viii) generate chargeback notices; and (ix) generate service fees to be posted to Customer accounts.

2.10 EEX Services – Intentionally Omitted.

3. Timeframes and Hours of Operation. Client shall timely provide inclearing, unencoded and pre-encoded Items to FIS each Business Day in accordance with the Specifications. FIS shall provide Client with the Service in accordance with the processing schedule and service levels set forth in Exhibits A and B, respectively.

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EXHIBIT A

Processing Times

Requirement	Item	Time
Client Delivery	Over-the-Counter Items (Physical)	Monday through Friday 50% by 1600 (3 hrs prior to final deadline if adjusted) 100% by 1800
	Inclearing Items (Physical)	Monday through Friday RCPC Items by 0930 City Items by 1330
	Over-the-Counter Items (Images)	Monday through Friday 50% by 1800 (2 hrs prior to final deadline if adjusted) 100% by 2000
	Inclearing Items (Images)	Monday through Friday by 1330

File Transmission	Over-the-Counter Transmission by FIS	Tuesday through Thursday 2400 Monday (or day following holiday) 0100 Friday 0200
	Inclearing Transmission by FIS	Monday through Friday 2200
	Memo Posted Item File by FIS	Monday through Friday 1400
	Statement Print Text File Transmission(s) Completed by Client	First Business Day following Statement Cycle Date 0400
	Statement Reconciliation File Transmission(s) Completed by Client – Image Statement Only	First Business Day following Statement Cycle Date 0400
	Exception Item File Transmission Completed by Client	Next Calendar Day 0230
	Return Item File Transmission by Client	Monday through Friday 1300
	Miscellaneous Print File Transmission(s) Completed by Client	Ten (10) Business Days before a Statement Cycle Date 0400
	Image Item Export Transmission by FIS	Monday through Friday 0600
	Image Cash Letter Transmission by FIS	Monday through Friday 2200

Same Day Settlement	Same Day Settlement Adjustments	Business Day of Presentment – Monday through Friday 1430
	Same Day Settlement Adjustments Documentation Available for Pick-Up by Client	Business Day of Presentment – Monday through Friday 1800
	Image Archive Available	Next Calendar Day 0730

Return Items	Return Item Cash Letter Available for Pick-Up	Monday through Friday 2359
	Large Item Return Notifications	Monday through Friday 2359
	Large Item Return Notification Report Available for Pick-Up by Client	Next Business Day – Monday through Friday by 0730

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Exception Items	Exception Items Available for Pickup by Client	Next Business Day Monday through Friday by 0730

Print	Print Available for Pickup by Client	Next Business Day – Monday through Friday by 0730

Outgoing Cash Letter Availability	Physical Outgoing Cash Letters Available for pickup by Client	Monday through Thursday 2000 Friday 2130

Processing Times may be adjusted upon mutual agreement. The times shown are: (1) are displayed in military time; (2) based on a Business Day unless otherwise noted; and (3) stated in the local time of the applicable FIS processing center.

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EXHIBIT B

Service Levels

Item	Prerequisites		Service Level	Measurement

Inclearing Image Capture and Inclearing Image Correction and Balancing	Inclearing Items are presented in the industry standard format of:		FIS will initiate the transmission of the Inclearing Item Posting File to Client’s Data Processing Services Provider or FIS’s core system, as appropriate, in accordance with the Exhibit A, Processing Times, not missing the deadline more than twice in each month. Failure to initiate the Inclearings Item Posting File transmission by the applicable deadline is not considered a violation of the service level unless Client’s Data Processing Services Provider or FIS’s core system is unable to post the Inclearing Item Posting File in a timely manner.	FIS daily transmission report. Late transmissions reported for review, validation and tracking.
	•	not greater than 250-300 Items per batch and
	•	listing for each bundle and
	•	Item order matching listing and
	•	one (1) cash letter summary listing per sending endpoint.
Inclearing Items are delivered to FIS in accordance with Exhibit A Processing Times.

Over the Counter Image Capture and Over the Counter Correction and Balancing (Shall also apply to Branch Capture Xpress Services)	Over-the-Counter Items are presented in a clean and orderly fashion. Pre-encoded Items are presented in the industry standard format of:

FIS will initiate the transmission of the Over-the-Counter Item Posting File to Client’s Data Processing Services Provider or FIS’s core system, as appropriate, according to Exhibit A, Processing Times, not missing the deadline more than twice in each month’s Business Day’s processing.

Failure to initiate the Over-the-Counter Item Posting File transmission by the applicable deadline is not considered to be a performance standard Occurrence unless Client’s Data Processing Services Provider or FIS’s core system, as appropriate, is unable to post the Over-the-Counter Item Posting File in a timely manner.

Availability of outgoing cash letter Items each Business Day in accordance with the Agreed Processing Times, not missing the deadline more than twice each month.

FIS daily transmission report. Late transmissions reported for review, validation and tracking.
	•	not greater than 250-300 Items per batch and
	•	listing for each bundle and
	•	Item order matching listing

All items oriented in the same direction

Single in separate bundles, if FIS is providing Proof Encoding services to Client.

Over-the-Counter Items are delivered to FIS in accordance with Exhibit A Processing Times.

The MICR reject rate for pre-encoded Items will not exceed one and one half percent (1.5%) of the total pre-encoded Item volume.

Image/Truncated Render	Delivery of printed statements, image match file and statement fine sort file in accordance with Exhibit A Processing Times.		Ninety-five percent (95%) of non-Crippled DDA Statements that can be machine-rendered will be rendered and bear a postmark date not exceeding three (3) Business Days after the	Monthly statement volume. Monthly report of statement activity maintained by FIS.

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Item	Prerequisites	Service Level	Measurement
	Inserts are available ten (10) Business Days prior to insertion; must be of a size, format and quality acceptable to FIS.	Business Day upon which FIS receives the statement file for non-month-end statements and four (4) Business Days for month-end statements, not missing the deadline more than twice each month.

Outgoing Returns Qualified (paper or electronic)	Complete Return Item data file transmission from Client’s Data Processing Services Provider or FIS’s core system, as appropriate, has been received by FIS by Exhibit A Processing Times.	On-time release of Return Item cash letter within time frames required by applicable law, not missing the deadline more than once each month.	FIS daily transmission log. Monthly Return Item volume. Client maintained log of late Return Items volume. Late Return Items reported for review, validation and tracking.

Large Items Returns and Notification	Complete Return Item data file transmission from Client’s Data Processing Services Provider or FIS’s core system, as appropriate, has been received by Exhibit A Processing Times.	On-time electronic notification of dishonored Items of two thousand five hundred dollars ($2,500.00) or more within time frames required by law, not missing the deadline more than once each month.

FIS daily transmission log.

Monthly large Items notification volume.

Client maintained log of late large Item notifications volume.

Late large Item notifications reported for review, validation and tracking.

On-line Image Archive	Meeting Inclearing Image Capture prerequisites. Meeting Over-the-Counter Image Capture prerequisites.	Available each Business Day by Exhibit A Processing Times, for archived image Items, not missing the deadline more than twice each month.	FIS daily on-line reports. Client reported instances for which archived image Item access was late.

Fraud Prevention		FIS will run update cycle each Business Day Updated files will be ready for Client’s review by 8 a.m. local time each Business Day

Signature Verification		FIS will run update cycle each Business Day Updated files will be ready for Client’s review by 8 a.m. local time each Business Day

Positive Pay

Client’s Customers must complete the Pay-no-Pay Item Decision Process by Noon local time each Business Day

Files will be electronically distributed to Client’s Customers by 1700 local time each Business Day

FIS will utilize each Customer issue file during the prime pass capture process and then transmit the result to Positive Pay for Client’s Customer review and processing by 8 a.m. local time each Business Day

Item Images will remain on the local system until Client removes them. The length of time will depend upon the volume of Items and the storage capacity of the system.

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PAYMENT MANAGER SERVICES ADDENDUM

1. Introduction. INDEPENDENT BANK CORP. of Rockland, MA (“Client”) engages FIS to provide money movement services through its online platform. Client may select one or more of the available services as further described in the attached supplement(s) and the pricing attachment (“Service(s)”) using its Payment Manager software and systems (“System”), in accordance with this Payment Manager Services Addendum (“Addendum”). This Addendum is a part of the Information Technology Services Agreement described on the Order Form to which this Addendum is attached (“Agreement”), and capitalized words not otherwise defined herein have the meaning set forth in the Agreement. The General Terms apply to the Services provided pursuant to this Addendum.

2. Commencement.

2.1 FIS, in consultation with Client, will develop a detailed, customized plan (the “Implementation Plan”) for implementing the Service for Client (the “Implementation”). The Implementation Plan will include: (i) a description of the tasks to be performed for the Implementation; (ii) allocation of responsibility for each of such tasks; and (iii) the schedule on which each task is to be performed. The Implementation Plan project leaders for each party shall regularly communicate on the progress of the Implementation, the feasibility of the Implementation dates specified in the Implementation Plan, and such other matters which may affect the smooth transition of the Service. Client agrees to maintain an adequate staff of persons who are knowledgeable about the banking, data processing and information technology systems currently used by Client. Client further agrees to provide such services and to perform such obligations as are specified as Client’s responsibility in the Implementation Plan and as necessary for Client to timely and adequately meet the scheduled dates set forth therein. Each party shall cooperate fully with all reasonable requests of the other party made necessary to effect the Implementation in a timely and efficient manner. The Implementation Plan may be amended by mutual agreement of the parties. FIS and Client will each provide a team of qualified individuals to assist in the Implementation effort. The anticipated team and description of their responsibilities is set forth in the Implementation Plan.

3. Access to the Services.

3.1 FIS shall provide Services to customers who have been enrolled in one or more of the Services by Client pursuant to its enrollment agreement (“Customer”). Client agrees that FIS is under no obligation to provide any person with access to the Service unless and until Client has provided FIS with all information and documentation required by FIS for Customer set-up.

3.2 If Client is not an FIS Core Services customer, Client shall establish connectivity to the Service through the use of application programming interfaces used in server to server communications (“Web Services”). Client will be deemed non-compliant with access requirements if Web Services are used for Customer interactions that are not approved by FIS during the Implementation of the Services. Non- compliance may result in FIS denying access to the Service. Client is not allowed to integrate the Service with any third party without FIS’s prior written consent. FIS is under no obligation to provide any third party with access to the Service unless and until Client has provided FIS with all information and documentation request by FIS.

3.3 FIS may introduce an updated version(s) of its Web Services (“New Version”) from time to time. FIS will announce any New Version according to FIS’s development release and communication standards. FIS will support the version of the Service in production immediately preceding the New Version (“Prior Version”) for a period of up to twenty-four (24) months after the introduction of the New Version. The Prior Version shall be considered to be retired twenty-four (24) months after the introduction of the New Version. FIS reserves the right to retire a Prior Version before the end of the twenty-four (24) month support period if the Prior Version causes any system stability or security issues that cannot be remedied by other means. FIS will notify Client six (6) months prior to the Prior Version’s retirement date with the details required for Client to update the New Version. Client’s failure to update to the New Version prior to the retirement of the Prior Version may disrupt Client’s ability to make the Services available to its Customers. In the event Client has not updated to the New Version prior to the communicated retirement date of the Prior Version, FIS may discontinue providing the Services to Client.

4. Service.

4.1 Branded Payment Manager User Interface. Client may elect to receive the Service through a branded instance of the Payment Manager user interface (“Branded User Interface”). The Branded User Interface will be created and maintained by FIS and contain the design and logos of the Client and the specific functionality of the Service described in the attached supplement and pricing attachments.

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4.2 Payment Processing. FIS agrees to execute the delivery of all payments as instructed by Customers in good standing unless one or more of the following conditions occur: (1) erroneous or incomplete information is provided by the Customer; (2) a payee cannot or will not accept a payment delivered by FIS; (3) the payment is suspected of being fraudulent; or (4) the payee is a suspected blocked entity. FIS may process payments using the Automated Clearing House (“ACH”). In doing so, FIS acts as Client’s third-party service provider and is not itself an “Originator,” “ODFI,” or “RDFI” (as defined under National Automated Clearing House Association (“NACHA”) rules). FIS may remit payments using checks drawn on its or its affiliate’s clearing account, and may set an expiration date for such checks. FIS may also remit payments using checks drawn on the Customer’s designated account. The funds transferred to or held by FIS from time to time to fund bill payments are held by FIS in trust as custodian only and on behalf of the applicable Customers. Such funds shall be segregated from the assets of FIS, but FIS shall have no obligation to invest such funds, or otherwise make such funds productive, for the benefit of any other party to the transaction, or to account to any other party for any earnings on such funds, and FIS’s sole duties shall be as set forth in this Addendum.

4.3 FIS shall have the right to remit, stop, cancel, and manage payments and ACH re-issuance and returns as deemed most reasonable by FIS, and FIS may cancel payments, or block any Customer from initiating additional payments, in FIS’s reasonable discretion. Client authorizes FIS to contact payees and Customers with respect to payments processed by FIS for the purpose of resolving payment issues. Payments to unlawful Internet gambling sites through the Service are prohibited and may be blocked by FIS. FIS may contact Customers in the process of recovering payment errors. If FIS is unable to retrieve the funds from the payee and the Customer received benefit of the payment, FIS may seek reimbursement from the Customer.

4.4 Payment Settlement. The settlement account shall be each Customer’s designated funding account for all transactions. FIS shall charge the designated settlement account(s) for amounts owed to settle payments processed by FIS.

4.5 FIS shall have the right to suspension of all money movement activity if Client fails to comply with money transmitter licensing requirements.

4.6 Transaction Limits. Unless otherwise set forth in a Supplement to this Addendum, there is a limit for customer payments (the “Transaction Limit”) of ten thousand dollars ($10,000) per transaction and a daily limit for aggregate daily transactions by a Customer (the “Daily Limit”) of twenty thousand dollars ($20,000) per Customer per day. Transactions are subject to maximum limits. As part of the implementation, Client shall set default limits for single transactions and daily limits in writing and is responsible for all transactions.

4.7 Prohibited Payments. Payments to unlawful Internet gambling sites, payments to or at the direction of government agencies, organization and institution, and payments made in response to a court-directed payment plan are prohibited and may be blocked by FIS. Client shall be responsible to FIS for the full amount of any such payments, and for any losses associated with any such payments processed by FIS hereunder.

4.8 Fraud Monitoring Services. FIS shall provide Fraud Monitoring Services to Client in a standard environment, using its fraud detection platform. FIS will monitor Client’s transactions and use commercially reasonable efforts to identify potential fraudulent activity.

4.8.1 In relation to the Fraud Monitoring Service, FIS disclaims all liability to Client for, and Client shall indemnify and hold FIS harmless from, any and all demands, claims, actions, losses, damages, liabilities, costs, and expenses, including reasonable fees and expenses of counsel, arising in connection with any of the following: (a) any occurrence of fraud in connection with use of the Service; (b) the application of a low risk score when a transaction was actually fraudulent; (c) the application of a high risk score which results in blocking use of a transaction which is not involved in fraudulent activity; (d) any failure by FIS to decline a fraudulent transaction or to notify Client or Customer of a fraudulent transaction; (e) any decline of a non-fraudulent transaction; and (f) system downtime

4.9 Tier 1 Customer Service.

4.9.1 Tier 1 Customer Service provides assistance for Customer inquiries on a variety of bill payment related questions through a dedicated phone number. Customer inquiries can include assisting with presentment and/or payment verification or status, stop payments, blocked accounts, and specific “How To” questions related to the Service used. All calls received are handled within a shared environment.

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4.9.2 The standard hours of operation for Tier 1 Customer Service are twenty four (24) hours a day, seven (7) days a week excluding the following holidays: New Year’s Day, Easter, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On these holidays, the FIS customer care center will close at 11:00 p.m. CT the night before the holiday and will reopen at 11:00 p.m. CT the day of the holiday.

4.10 If Client purchases the “Advanced Login Authentication” or “BeB Approval Out-of-Band Authentication” (“Authentication Services”) Service, the following subsections apply:

4.10.1 The following terms apply to any Out-of-Band Authentication Services provided by FIS:

(i) The Out-of-Band Authentication requires that accurate Customer phone numbers are available for the Out-of-Band Authentication. Client is solely responsible for providing accurate Customer phone numbers. FIS shall have no obligation to audit, check or verify Customer phone numbers.

(ii) Client shall (a) have a legitimate business purpose for any use of the Out-of-Band Authentication; (b) obtain permission from Customers for the use of the Customer phone number and other contact information in connection with Client’s use of the Out-of-Band Authentication; and (c) be responsible for providing all appropriate privacy or other notices to Customers including, without limitation, notices that the Out-of-Band Authentication may cause Customers to incur phone or SMS related charges.

4.10.2 In connection with the provision of Authentication Services, FIS may provide to Client, software, technology, and/or services that FIS procures from a third party (“Third Party Contribution”). FIS agrees to pass on to Client, to the extent permitted, any right of Client to be defended and/or indemnified by such third party against any claim, action, proceeding, damages, or liability based on or resulting from any Third Party Contribution, upon Client’s express written request, provided, however, that, notwithstanding anything herein, FIS does not assume or accept any liability or responsibility, and shall not be liable or obligated, for any obligation, liability or claim arising from or related to, in whole or in part or in any combination with any software, technology, and/or services, any Third Party Contribution or any use or application thereof, including, without limitation, under indemnification and defense provisions of the Agreement.

5. Risk and Liability Management.

5.1 Client is responsible for its decisions regarding its business liability including but not limited to credit losses, fraud losses, counterfeit losses, and fees and fines for non-compliance with laws, regulations, or applicable rules. FIS will provide Client with certain reports, including management reports, but Client is responsible for reviewing, monitoring, and acting upon information in such reports to address its potential losses, fines and fees.

5.2 Client is solely and exclusively responsible for verifying each Customer’s identity, and for contracting with, and managing the relationship with, Customers using the Service, and obtaining all necessary Customer authorization to provide the Service. As between Client and FIS, any use of the Service shall be “Authorized Use” provided that FIS will cancel or disable any Customer promptly following notification to do so from Client.

5.3 Client will indemnify FIS from, defend FIS against, and hold FIS harmless from claims arising from (i) Client’s failure to verify any Customer’s identity; (ii) any Customer’s use of or inability to use the Service, specifically including any Customer’s claim for economic loss or damages arising from the Customer’s use of the Service; (iii) transactions effected with a lost, stolen, counterfeit, or misused log-in ID and/or password; or (iv) actions taken by FIS in accordance with a Customer’s instruction.

5.4 Client shall, upon FIS’s demand, immediately pay to FIS any settlement amount that FIS is unable to collect from the Customer’s settlement account for any reason. Client is and shall remain solely and exclusively responsible to FIS for the entire amount of any payment processed through Authorized Use of the Service, whether or not the payment was authorized by the Customer.

5.5 Client is and shall remain solely and exclusively responsible to FIS for the entire amount of any and all Fraudulent Transactions as defined in Section 7(b).

6. Compliance.

6.1 Client shall comply with all Laws associated with its use of the Service, including those relating to ACH transfers, electronic funds transfer, money transmitting, privacy and direct marketing, regardless of whether Client uses any forms or other Materials supplied by FIS. Client is solely responsible for: (i) money transmitting licensing and compliance (ii) any disclosure to its Customers, including but not limited to privacy and data access, and the terms and conditions for each Client product or service made available through the Service; (iii) verifying each Customer’s identity, (iv) contracting with, and managing the relationship with, Customers using the Service, and (v) obtaining all necessary Customer authorization to provide the Service.

6.2 Client shall pay FIS any fees associated with furnishing Data and/or output to agencies or other bodies that regulate Client.

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7. Definitions. for purposes of this Addendum and all Services provided hereunder

(a) Transactions shall mean the delivery of a payment through one of the options made available by Client to its Customers.

(b) Fraudulent Transaction means (a) any delivered payment that was not authorized by the person whose deposit account the payment is being charged to; or (b) any payment remitted by the Customer for fraudulent purposes, including but not limited to any payment from which the Customer or a third party other than the payee receives the benefit of the payment funds, either directly or from a third party.

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BILL PAYMENT SERVICES SUPPLEMENT

This Supplement (this “Supplement”) sets forth additional terms and conditions applicable to the Bill Payment Services (“Service”) provided to INDEPENDENT BANK CORP. of Rockland, MA (“Client”) and is made a part of and incorporated into the Payment Manager Services Addendum (the “Addendum”) to the Information Technology Services Agreement (the “Agreement”). All capitalized words not specifically defined herein have the meaning set forth in the Addendum or the General Terms. The terms and provisions set forth in this Supplement modify and supersede all inconsistent terms and provisions set forth in the Addendum with respect to the subject matter hereof, and except as modified herein, all other terms and conditions of the Addendum shall remain in full force and effect.

1. Bill Payment. The Service permits Client’s customers with United States funding accounts (“Customers”) to schedule payments online to United States payees. FIS chooses the payment method. The settlement account shall be the Customer’s designated funding account for all transactions. FIS shall charge the designated settlement account(s) the amounts owed to settle payments processed by FIS.

2. Payment Scheduling

2.1 Once an automatic payment is set up by the End User, FIS will automatically execute payments according to Customer instructions until the End User cancels or changes those instructions.

2.2 FIS will execute the bill payment instructions according to the End User’s instructions for each manual payment.

3. e-Bill Service. The billing source must provide FIS with information and authorization necessary for FIS to receive the bill for processing. The billing source is responsible for the accuracy of account and other information required for accessing its bills.

4. Account Administration. Client is responsible for obtaining and maintaining access to the CST (the “Customer Service Tool”).

5. Conversion. In the event that Client transfers data from another service provider to FIS to convert Client’s Customers to the System, FIS will not be responsible for any errors, delays, or problems in providing the Service that arise from the quality, reliability, or currency of the transferred data, including, without limitation, late fees for payments that are delayed due to the conversion of inaccurate or outdated payee data.

6. If Client purchases “Expedited Payment Services”, the following subsections shall apply:

6.1 Subject to the specifications of Client, Customers may incur fees for some or all types of Expedited Payments. Fees will be collected directly from the Customer on behalf of Client as a separate transaction to the Customer’s funding account, and will be initiated upon receipt of the Expedited Payment request. If FIS’s ACH debit to a Customer’s account for the convenience fee is returned to FIS unpaid, or FIS is otherwise unable to collect the convenience fee from a Customer, then Client is solely responsible for further collection of the fee. FIS will settle with Client on a monthly basis for the total of Expedited Payment convenience fees collected throughout the month. If FIS has settled with Client for a convenience fee which was later determined to be uncollectible, Client will reimburse FIS.

6.2 Expedited Payments are available for a limited number of payees. Availability of Expedited Payment options will be limited based on biller capabilities, time of day, payment delivery mechanisms and other factors. Expedited overnight checks will be unavailable for delivery to PO Box addresses or locations in AK, HI, or any foreign or U.S. territory outside of the contiguous 48 states and District of Columbia. The Customer is responsible for entering and verifying any address for overnight check payments to ensure it is correct and is specified as a valid overnight package address by the biller.

6.3 Due to the inherent need to expedite the payment, payment instructions will be completed immediately upon submission of a request from a Customer. The Customer will not have the ability to edit or cancel the payment instruction after he has confirmed the payment request.

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PAYMENT MANAGER SERVICE LEVELS

1.	GENERAL PROVISIONS

1.1	Definitions. In addition to the terms defined in Section 2 of this Exhibit, the following terms have the following meanings and shall be equally applicable to the singular and plural forms:

(A)	“Availability” shall mean the time when the network, database and other elements of the Service under direct FIS control are: (i) available to Client and Customers, (ii) are responsive to remote inquiries, and (iii) functioning normally in all other material respects as defined in each description of each service level (“Service Level”) set forth in this Exhibit.

(B)	“Business Day” shall mean each Monday through Friday except holidays recognized by the Federal Reserve Bank of Chicago.

(C)	“Emergency Maintenance” shall mean cases in which an emergency outage was deemed necessary by FIS and that outage occurred outside of the System Maintenance Window.

(D)	“Final Resolution” shall mean the status of a payment research case, in which FIS has confirmed that the payee has posted the payment, funds have been refunded to the Customer, or the payment has been reissued to the correct payee, as applicable. Additionally, Final Resolution will include situations where FIS has notated and routed the case back to Client for additional information, authorization or at Client’s request, or FIS has provided the payee with proof of payment documentation necessary for the payee to correctly post the payment to the Customer’s account at the payee.

(E)	“Handle” shall mean the status of items fully brought to resolution and items that require more information from the Customer (via Client) or payee before claim can be brought to resolution.

(F)	“Scheduled Downtime” shall mean any period of non-Availability due to scheduled maintenance as set forth in each description of each Service Level set forth in this Service Level Exhibit and other maintenance periods agreed to in writing in advance by the parties.

(G)	“Scheduled Hours of Availability” shall mean the period of time during which Availability is measured for a given Service Level as set forth in each applicable description of each Service Level set forth in this Service Level Exhibit.

(H)	“Service Level Failure” occurs whenever FIS fails to meet a Service Level. FIS shall be excused for a Service Level Failure to the extent the Service Level Failure is attributable to an event of force majeure or acts or omissions of Client.

(I)	“System Maintenance Window” shall mean scheduled outages for which FIS needs to perform regular, technical maintenance. The System Maintenance Window is Sundays between 2:00 a.m. and 6:00 a.m. CT except once a month where FIS may use an extended System Maintenance Window for the purposes of major infrastructure or application upgrades. The Service may be down during the System Maintenance Window.

1.2	Reporting On Service Levels

(A)	Except as otherwise expressly provided in this Service Level Exhibit, all Service Levels shall be measured consistently on a calendar month basis. No later than thirty (30) days following the end of each month, FIS shall provide Client with a monthly performance report for the Services, which report shall include its performance with respect to each of the Service Levels, including: (i) FIS’s performance against, and calculations with respect to, each Service Level during the preceding month and prior months; and (ii) Service Level Failures occurring during the preceding month. Such measurement, monitoring and reporting shall permit Client to verify compliance with the Service Levels.

(B)

FIS shall promptly investigate, assemble, and preserve pertinent information with respect to reporting on the causes of performance related failures associated with Service Levels, including performing and taking appropriate preventive measures to prevent recurrence. In addition, FIS shall provide Client with communications as soon as reasonably practicable with respect to issues that impact or could reasonably be expected to impact Client. FIS shall use

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commercially reasonable efforts to minimize recurrences of such failures for which it is responsible. Client shall use reasonable efforts to correct and minimize the recurrence of problems for which Client is responsible. FIS shall use commercially reasonable efforts to resolve all problems and requests within the scope of Services notwithstanding whether any Service Level has or has not been met, and shall notify Client promptly of any such unresolved issues known to it.

1.3.	Additions or Modifications to Service Levels

(A)	Replacement Systems. In the event that any applicable system or function used by FIS to provide a Service is replaced during the term by a comparable system or function, the Service Level shall, to the extent reasonably practicable, be defined during the first sixty (60) days of operation of such replacement system or function, provided that such Service Level shall be established at a level intended to achieve performance at least the same as or better than performance under the Service Level associated with the replaced system or function.

(B)	Documentation of Changes. Any additions or modifications to Service Levels shall be documented in a written amendment to this Exhibit.

2.	SERVICE LEVELS

2.1. Payment Manager Availability Service Level. FIS shall make access to the Service available twenty-four (24) hours a day, seven (7) days per week, less: (i) the System Maintenance Window and (ii) excusable downtime resulting from events beyond FIS’s reasonable control (the “Availability Period”). The Service Level for Payment Manager Availability is ninety-nine percent (99.5%) during the Availability Period, measured monthly, based on a system wide average.

2.1.1	Availability Service Level Credit. In the event that FIS fails to meet the Payment Manager Availability Service Level for a period of two (2) consecutive months, Client shall be entitled to receive a credit in accordance with the following schedule as liquidated damages and not as a penalty, with the credit being calculated on the basis of the monthly service charge for the affected Services for the second consecutive month in which FIS failed to reach the required Service Level.

Service Level	Credit
>99.5%	*****	%
>99.25% and <99.5%	*****	%
>99.0% and <99.25%	*****	%
<99.0%	*****	%

2.2. Customer Care Center (Tier One) Service Level. If applicable, FIS shall answer eighty-five percent (85%) of inbound calls received each month within thirty (30) seconds, measured monthly within the shared environment. The monthly average abandoned call rate shall not exceed five percent (5%) of all incoming calls (does not include calls answered by an automated response unit) within the shared environment. The abandon rate refers to how many callers hang up before speaking with an agent. The standard hours of operation for the FIS customer care center shall be twenty four (24) hours a day, seven (7) days a week excluding the following holidays: New Years Day, Easter, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On these holidays, the FIS customer care center will close at 11:00 p.m. CT the night before the holiday and will reopen at 11:00 p.m. CT the day of the holiday.

2.3. Standard Payment Research Service Levels

(A)	FIS shall begin resolution of Client or Customer initiated research within three (3) Business Days, ninety-seven and five-tenths percent (97.5%) of the time and will reach Final Resolution within forty-five (45) calendar days, ninety-seven and five-tenths percent (97.5%) of the time, after the initial contact to FIS Customer Service by Client or Customer, during normal business hours, during the calendar month, within the shared environment.

(B)	Payment research investigations will be accepted as early as five (5) Business Days from the date the payment is remitted by FIS (“Payment Processing Date”) for electronic payments and eight (8) Business Days from the payment file cut date for payments made by check. Any payment research investigations received before the lead times stated in the prior sentence will not be included in the Service Level calculations.

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2.4. Escalated Payment Research Service Level. FIS shall Handle all claims that Client opens in an escalated status (only available for mortgage or insurance payments) within one (1) Business Day after the initial Customer contact ninety percent (90%) of the time. The Escalated Payment Research Service Level is measured by calendar month, within the shared environment.

3.	Payment Guarantee

FIS will bear responsibility for any late payment related charges up to Fifty Dollars ($50.00) should a payment post after the Payment Date or Payment Delivery Date (defined below), provided that the payment was scheduled and the payee information was maintained in accordance with the guidelines described below.

Reason for Late Payment	Responsibilities for Paying Late Charges/Penalties
	FIS	Client or Customer
Not Sent as Scheduled	X
Incorrect Information Supplied by FIS	X
U.S. Mail or Overnight Carrier Delay		X
Delay by payee		X
Intervention by Client		X
Incorrect Entry by Client		X
Scheduled Incorrect Number of Days before Due Date		X
Scheduled Incorrectly		X
Incorrect Information Supplied by Customer		X

For purposes of this Section 3, certain terms are defined as follows:

“Payment Date” is the date that Client or Customer requests that a payment be completed.

“Payment Due Date” is the date on which a payment is due, as set by the applicable payee, or if such day is not a Business Day, the most recent Business Day preceding such date.

“Payment Delivery Date” is either (i) the date disclosed by FIS as the date on which the payment will be delivered to the payee, or (ii) the date determined according to the lead days and cut-off times required for the applicable payee.

In the event that FIS is responsible for a late charge according to the above chart, FIS will reimburse any payee-imposed late fees, up to $50.00, incurred by any Customer provided that the (i) Payment Date occurs at least one day prior to the Payment Due Date; or (ii) Payment Delivery Date occurs at least one day prior to the Payment Due Date.

Notwithstanding the foregoing, FIS will not reimburse any amount of late fees in connection with court ordered payments, payments to government entities, internet gambling sites, or any other payment that violates state or federal laws or regulations.

FIS reserves the right to require proof of payment of any late fee by a Customer prior to reimbursing Client or the Customer.

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PRINT, MAIL AND MESSAGING SERVICES ADDENDUM

1. Introduction. INDEPENDENT BANK CORP. of Rockland, MA (“Client”) engages FIS to provide its print and mail services indicated in the pricing attachment (“Service(s)”) in accordance with this Print, Mail and Messaging Services Addendum (“Addendum”). This Addendum is a part of the Information Technology Services Agreement described on the signature page to which this Addendum is attached (“Agreement”), and capitalized words not otherwise defined herein have the meaning set forth in the Agreement. The General Terms apply to the Services provided pursuant to this Addendum.

2. Data.

2.1 FIS shall store Item Data on electronic media for a period of no more than ninety (90) days following processing. Except to the extent that FIS has agreed to retain copies of Data provided, Client shall maintain a copy of all Data submitted to FIS (whether directly or through a third party) to permit reconstruction if ever required. Client assumes all risk and expense associated with Data reconstruction, except for those expenses incurred as a direct consequence of FIS’s material breach of this Addendum. If Data reconstruction is ever required, the parties must mutually agree on a schedule for that reconstruction.

2.2 Client will ensure all Items and other documents or media which FIS may be required to process under this Addendum are in a format acceptable to FIS and contain, in machine readable form, the Data and information required by FIS, and validate that appropriate personnel of Client are properly trained to utilize these Services.

3. Services.

3.1 FIS shall follow procedures and time schedules it deems appropriate to timely print and mail Client’s documents on a periodic basis in accordance with the Service Level Agreements entered into in connection herewith. FIS shall print and mail documents pursuant to the frequency schedule agreed by the parties, but in no event later than one (1) day after the date agreed to by the parties. FIS shall be responsible for supplying all materials for printing and mailing, except that Client shall be responsible for reimbursing FIS for all Client printing and mailing materials remaining in inventory upon termination of this Addendum.

3.2 If Client purchases the “Premium Messaging with Web-based Message Management” Service, the following subsections apply:

3.2.1 FIS shall provide Client with premium messaging services with message management access via URL (“Premium Messaging with Web-Based Message Management”) for certain document types which are printed and mailed by FIS. Message content must be entered into web-based messaging application and received by FIS at least five (5) business days before the document cycle date in which the content will be used. FIS will test the content and notify Client via email within two (2) business days of Client’s submission with its test results. In order for message content to be included in a document cycle, it must be in final form two (2) business days before the document cycle date in which the content will be used.

3.2.2 Client is solely responsible for the message content, including, without limitation; (i) the accuracy, completeness, compliance, and layout of any content provided; (ii) Client’s rights to use such content. Client will not provide any content which (a) is obscene, threatening, malicious, libelous, or otherwise objectionable in any manner, (b) violates applicable Laws or any international law or regulation, (c) infringes upon the proprietary rights of any third party, or (d) otherwise exposes FIS to civil or criminal liability.

3.3 If Client purchases the “Message Programming Services” Service, the following subsections apply:

3.3.1 Premium Messaging is required in order for Client to receive Message Programming Services.

3.3.2 FIS shall provide Client with message programming services (“Message Programming Services”) for certain document types which are printed and mailed by FIS. Message content must be received by FIS at least ten (10) business days before the document cycle date in which the content will be used. FIS will program and test the content and notify Client via email within five (5) business days of Client’s submission with its test results. In order for message content to be included in a document cycle, it must be in final form two (2) business days before the document cycle date in which the content will be used.

3.3.3 The provisions of subsection 3.2.2 also apply to Message Programming Services.

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3.4 If Client purchases the “Document Campaign Management” Service, the following subsections apply:

3.4.1 Premium Messaging is required in order for Client to receive Document Campaign Management.

3.4.2 The provisions of subsection 3.2.2 also apply to Document Campaign Management.

3.5 If Client purchases the “Tax Statement Processing Services” Service, the following subsections apply:

3.5.1 FIS shall follow procedures and time schedules it deems appropriate to timely process Client’s tax statements in accordance with the Specifications. FIS shall print and mail documents pursuant to the frequency schedule agreed by the parties. FIS shall be responsible for supplying all materials for printing and mailing.

3.5.2 If FIS provides core processing services to Client, the IRS statement print files will be transmitted via secure Internet FTP or secure FIS communications network from FIS’s core system to its data center for printing; otherwise, Client shall transmit the IRS statement files to FIS by the date that is mutually agreed to by both parties hereto.

3.5.3 FIS will: (i) separate “no print” and “no mail” exception tax statements; (ii) create sequence/tracking numbers and add them to the address block for quality control and audit purposes; (iii) balance the number of (a) records received in the file, (b) laser printed statements, and (c) page-counts; and (v) fold, insert and meter the tax statements.

3.5.4 Postage fees are in addition to the fees set forth in the pricing attachment and will be charged at the lowest United States Postal Service automation rates available and applicable. All mail pieces that do not have a standardized address will be charged at the standard full postage rate and not at the applicable automation rate. Rejects resulting from incorrect addresses may be mailed at higher non-automation postage rates.

4. Timeframes and Hours of Operation. Except for those holidays recognized by the U.S. Federal Reserve Bank, FIS will operate on the following days of the week: (i) non month-end, non quarter-end, non year-end on Monday through Friday: and (ii) month-end, quarter-end, year-end on Monday through Saturday.

5. Limitation of Liability. In lieu of Section 11.1 of the General Terms, FIS’s sole obligation under this Addendum shall be to correct errors or deficiencies in the Service. In the case of loss or destruction of Client Data, FIS’s liability is limited to reprocessing such input Data if commercially reasonable, and/or replacement of the actual media on which the Data was stored. Reruns necessitated by incorrect input media or incorrect data format submitted by Client to FIS will be charged to Client by FIS at regular processing charges. FIS’ liability for loss or destruction of Client Data shall be limited pursuant to Section 16.5 of the General Terms and Conditions.

6. Service Levels.

6.1 Turnaround Time. Except as otherwise set forth above, the statement/document print text files shall be transmitted to FIS the first business day following the statement/document cycle date by 6:00 a.m. CT. Such statements/documents will be processed, printed, folded, inserted and delivered to the U.S. Post Office within the next one (1) to three (3) U.S. Postal Service automated mail acceptance days from the time such file(s) are received by FIS. U.S. Postal Service automated mail acceptance days do not include Saturdays, Sundays or U.S. Government holidays. The business day in which the approved statement or notice files are received by 6:00 a.m. CT is considered day zero. The next business day after the statement or notice files are received is considered day one.

6.2 Service Level Credit. In the event that any of the statements/documents are mailed more than two (2) days late due solely to the fault of FIS, Client may request and will be entitled to receive a processing credit equal to ***** percent (*****%) of that month’s computer processing, laser printing, folding, inserting, mail preparation and postal presorting charges (“Processing Charge”) for such late statements/documents for each business day that FIS is late in mailing such statements/documents. In no event shall the total of any such credits exceed that month’s total Processing Charge. In no event shall Client receive a service level credit for printing errors and a credit for late statements/documents for the same occurrence. Any such credit shall be Client’s sole and exclusive remedy. The service level credits described in this section shall not apply during the first sixty (60) days following the Commencement Date.

6.3 Exceptions to Service Levels. Client acknowledges and understands that no service level credit shall be granted to Client, if and to the extent that, at any time: (i) Client breaches or fails to perform its obligations under this Addendum or the General Terms; (ii) processing occurs from a FIS recovery facility as a result of a disaster; or (iii) any Force Majeure event occurs.

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6.4 In the event that there are three (3) or more months during any rolling twelve (12) month period in which the monthly System Availability falls below ninety-four percent (94%), in addition to the aforesaid performance credit, as applicable, Client shall have the right to terminate the Print, Mail and Messaging Addendum.

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SOFTWARE LICENSE AND MAINTENANCE ADDENDUM

1. Introduction. INDEPENDENT BANK CORP. of Rockland, MA (“Client”) engages FIS and its affiliates to (i) license the software and/or interfaces indicated in the pricing attachment and the Software supplements (“Supplements”) that are not otherwise identified in the Horizon Software License and Maintenance Addendum, if any (collectively, “Software”) and/or (ii) provide the maintenance services (“Maintenance”) in accordance with this Software License and Maintenance Addendum (“Addendum”) for the Software. This Addendum is a part of the Information Technology Services Agreement described on the signature page to which this Addendum is attached (“Agreement”), and capitalized words not otherwise defined herein have the meaning set forth in the Agreement. The General Terms apply to the Services provided pursuant to this Addendum.

2. License Term. Unless otherwise terminated as provided for in the General Terms or as may be set forth herein, the license(s) granted herein shall remain in effect for a period of ninety-nine (99) years following the Effective Date, provided however, licenses for FIS Document Management (f/k/a AccountFolio), BankerInsight, BankTEL, TellerElite, TellerInsight, Vision, TRIPS™ Software, HORIZON Data Vaulting, Horizon 360BI, and/or any Loan Vantage™ products, and any other Software if so identified in a Supplement or pricing attachment, shall not be for a period of ninety-nine (99) years but shall be valid only for the term applicable to Maintenance.

3. Commencement.

3.1 For Software not in production as of the Effective Date, the “Commencement Date” for Software is the earlier of: (i) the date the Software is delivered to Client; (ii) in the event FIS provides implementation and/or data conversion services, the date the Software is first installed and available for Client’s use in a production environment; or (iii) the commencement date agreed upon by the parties in writing. In the event that there is a dispute over the Commencement Date and the parties are unable to mutually agree upon a Commencement Date after reasonable discussion, the Commencement Date shall be deemed to be the one (1) month anniversary of the Effective Date of this Addendum (or the one (1) month anniversary of the Effective Date of any amendment hereto for additional Software licensed by Client after the Effective Date). If the Commencement Date for Software is delayed for (a) more than ninety (90) days after the Effective Date (or sixty (60) days after the agreed upon Commencement Date for a denovo client); (b) ninety (90) days after the Effective Date of any amendment to this Addendum for additional Software; or (c) any reason beyond FIS’s control, then: FIS may suspend delivery and/or implementation of the Software and Client shall pay any associated one-time fees and Maintenance fees through the balance of the term applicable to Maintenance. The Commencement Date may be rescheduled to a mutually agreed date upon request.

3.2 Client shall dedicate sufficient resources, including the assignment of adequate personnel, to implement the Software no more than one hundred eighty (180) days following the Effective Date (or such other date mutually agreed upon by the parties).

3.3 Except to the extent FIS has agreed to be responsible for the delivery of the Data, Client shall timely deliver any Data or other information necessary to implement the Software in an electronic form and format approved by FIS. Client is solely responsible for timely procuring any information or cooperation required from its Customers and suppliers in order to implement the Software.

4. License. Subject to Client’s payment of all applicable license fees, FIS (or if applicable, one or more of its affiliated companies) grants Client a limited, non-exclusive, and non-transferable right and license, during the time period specified above under Section 2 above or as otherwise set forth in any pricing attachment or Supplement, to use and/or access a single copy of the object code of the Software solely: (i) in accordance with the terms and restrictions of this Addendum; (ii) on the equipment identified in the implementation specifications if it is a Specified CPU License; (iii) at the site of initial installation (“Site”) if the license of such Software is stated in the pricing attachment or Supplement to be a “Site License;” (iv) on the prescribed number of individual workstations at a Client facility if the license of such Software it is stated in the pricing attachment or Supplement to be “Seat License;” (v) at an unlimited number of individual workstations located at a Client facility if the license of such Software is stated in the pricing attachment or Supplement to be an “Enterprise License;” and (vi) for its own internal business purpose. Client shall prepare its equipment and site for installation of the Software in accordance with the Specifications. Client may change its equipment or site only with FIS’s prior written consent, which shall not be unreasonably withheld.

5. Acceptance. Client is solely responsible for independently determining if the Software meets its needs and requirements. Client shall verify that the Software complies with the Specifications within thirty (30) days of its delivery. Client shall have conclusively accepted the Software if Client: (i) fails to give FIS written notice of any

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material non-conformity with the Specifications (“Defect”), which notice details such Defect, during that thirty (30) day period (or within ten (10) days following FIS’s correction of the last reported Defect); or (ii) uses the Software to process data for production purposes.

6. Use of Software. Client shall not directly or indirectly: (i) lease, rent, assign, sublicense, transfer, disclose, provide, sell, market, distribute, reproduce, or copy Software, except solely for any copying that is necessarily incidental to a permitted use of the Software hereunder or expressly permitted below in this Section 6; (ii) use or allow Software to be used or operated by, or for the benefit of, any third party, including any direct or indirect subsidiary or affiliate, or any successor or parent company; (iii) use Software in the operation of a service bureau; (iv) reverse engineer, decompile, disassemble, or otherwise attempt to derive the source code for the Software; or (v) modify, adapt, alter, translate or create derivative works from or otherwise alter the Software. Client may make a single copy of the Software in machine-readable form for disaster recovery and general backup purposes. That copy may be installed on a backup server or system for use solely when approved equipment is inoperable or unusable. Only one (1) copy of Software may be utilized for production purposes.

7. Rights. The license granted to Client hereunder does not assign, transfer, convey or grant any rights, title, interest, lien, or encumbrance of any kind, express or implied, to any system, assembly, circuit, combination, method or process of which the Software is a component, all of which are reserved. Client shall keep the Software free and clear of any claim, lien or encumbrance, and any act by Client purporting to create such a claim, lien or encumbrance shall be void from its inception.

8. Exclusive Control. Software shall remain under the exclusive control and custody of Client at all times, and Client shall keep it in a secure place under appropriate access and use restrictions. Client shall immediately notify FIS of any possession or use of Software not specifically authorized by FIS.

9. Modifications. All modifications, customizations, improvements, upgrades, updates, corrections, enhancements and changes made or relating to, and any derivative work from, any part of the Software (“Modifications”) shall be owned solely and exclusively by FIS regardless of who created them or the medium of expression. Client shall have no right to make Modifications for any purpose. Client shall have a non-exclusive, non-transferable, and royalty-free license to use such Modifications that are provided by FIS to Client in performance of the Agreement solely for Client’s own benefit in accordance with the license of the Software. Notwithstanding the foregoing, Client irrevocably assigns, transfers, and conveys to FIS all of Client’s right, title, and interest in any Modifications, including, without limitation, all rights of patent, copyright, trade secret, know-how, and other intellectual property and proprietary rights therein, thereto, or covering same. Client shall execute any appropriate documents and take any action reasonably requested by FIS in order to perfect FIS’s ownership in the Modifications. This Addendum does not limit or restrict FIS from developing or marketing the Software or any Modifications, or any similar programs, materials or information, free of any compensation, accounting, attribution, notice or consent obligation to Client.

10. Warranty. FIS warrants that the Software will be free of Defects for a period of five (5) business days following its acceptance (“Warranty Period”). If a Defect occurs during the Warranty Period, FIS shall, at its discretion and as its sole obligation, either: (i) correct the Defect or replace the Software; or (ii) terminate the license for the applicable Software and refund the fee paid for such license. During the Warranty Period, FIS shall provide support (“Support”) consisting of telephone access to: (a) a program control center that will receive reports of Defects during normal business hours (8:30 a.m. to 5:00 p.m., ET, Monday through Friday, excluding any holiday recognized by the U.S. Federal Reserve Board); and (b) an emergency U.S. answering service available at all times (24/7) for reporting Defects that cause a complete system failure. FIS will endeavor to respond to any emergency call within two (2) hours after that call is received. FIS may also provide on-site technical assistance at Client’s request at its then-current rates.

11. Maintenance and Support. Unless specifically set forth in a pricing attachment or Supplement, FIS is under no obligation to provide, and Client is under no obligation to purchase, Maintenance. Maintenance shall fall within the definition of “Service” as such term is used in the General Terms and elsewhere in the Agreement. If Client elects to receive and FIS agrees to provide Maintenance, and the associated fees are current and fully paid, FIS shall provide Maintenance consisting of the: (i) provision of Support; (ii) correction of covered Defects reported by Client; and (iii) periodic provision of Modifications made generally available at no additional charge to clients receiving Maintenance (each a “Release”). Releases do not include: (a) new or replacement products; or (b) new versions of Software. Client shall continuously maintain Software at the most current or immediately preceding Release level. FIS will provide Client with a memorandum explaining the nature of any changes made to Software and any updates to the corresponding Specifications for each new Release. Client shall be deemed to have accepted a Release unless it notifies FIS of its rejection within thirty (30) days following receipt.

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12. Defects. FIS is only responsible for correcting covered Defects that occur during the Warranty Period or for so long as Client receives Maintenance. FIS shall make the final determination as to the existence and cause of any Defect. FIS shall have no obligation to correct Defects unless: (i) Client provides a written description of the Defect to FIS in sufficient detail, and with supporting documentation within two (2) business days of when the Defect was first discovered or reasonably should have been discovered, to enable FIS to diagnose, and if necessary, recreate it; (ii) Client installs and maintains connectivity in accordance with the Specifications; (iii) Client reasonably assists FIS in diagnosing the Defect remotely; (iv) the Defect can be verified at FIS’s facilities; (v) the Defect could not have been prevented by installing the most current or immediately preceding Release level; and (vi) Client performs remedial actions reasonably requested by FIS. FIS shall begin developing corrections for covered Defects upon verifying their existence, and shall use reasonable diligence to complete development in a timely manner based upon their severity and impact on Client’s business. FIS may address minor Defects that do not materially impact Client’s business or cause unreasonable disruption in a future Release, and may provide Client with a reasonable “work around” to minimize the impact on an interim basis. Client shall be solely responsible for installing any Defect corrections or Releases provided by FIS. In the event an error or irregularity was not caused by FIS, Client shall pay FIS its then-current rates for diagnosing the cause.

13. Limitation of Liability. Except for Losses subject to indemnification under Section 10.2 b(iii), FIS’s obligations under this Addendum constitute Client’s sole and exclusive remedy for any Defects or FIS’s provision of Software (all risk of loss having passed to Client upon delivery of the Software). FIS’s total liability arising out of Software is limited in all cases and in the aggregate: (i) during the first year following commencement of the license, to the amount of license fees actually paid by Client; and (ii) after the first year following commencement of the license, to the amount of any fees paid for Maintenance during the twelve (12) month period immediately preceding the event giving rise to the first claim.

14. Source Code Escrow. Upon request, FIS will deposit a copy of the source code for Software owned by FIS and licensed by Client with its escrow agent so long as Client pays all associated fees and executes and delivers all required documentation under FIS’s standard escrow terms.

15. Audit. Client shall maintain a record of the number and location of all copies of Software and shall provide FIS with a copy of that record upon request. Such records may include, but are not limited to, the names, addresses, contact names and phone numbers of the Software users. Client acknowledges and agrees that FIS may be obligated under its agreements with third party software licensors, for software components which are part of or associated with the use of the Software, to allow such licensors the right to audit FIS’s records for access and distribution verification. Client consents to FIS’s compliance with its obligations to its licensors and agrees to cooperate with FIS or its licensors regarding such audit efforts.

16. Mergers and Acquisitions. At Client’s request and subject to the assignment provisions in the General Terms, FIS will provide additional licenses resulting from any merger, acquisition, affiliation or restructuring (regardless of form) involving Client for fees to be mutually agreed upon prior to the time Client begins using the Software in the expanded environment.

17. Termination.

17.1 If Software or Maintenance is terminated by: (i) FIS prior to the end of its term pursuant to the terms of the Agreement, or (ii) Client prior to the end of its term (except as otherwise permitted under the Agreement), Client shall pay FIS, in addition to any other amounts owed, liquidated damages equal to: (a) fifty percent (50%) of all remaining amounts owing through the term of this Addendum; (b) any out of pocket expenses directly incurred by FIS as a consequence of the termination; (c) any credits or incentives given to Client by FIS on or before the Commencement Date of a Service; plus (d) any unpaid one-time fees relating to such Software and/or Maintenance.

17.2 Upon the termination of this Addendum for any reason, the license(s) granted hereunder shall immediately cease to exist. Client will promptly discontinue all use of the Software, permanently erase all copies of the Software on any and all computers, data carriers or other medium directly or indirectly in the possession or under the control of Client, and return to FIS or irretrievably destroy all other copies of the Software and all related FIS Confidential Information on tangible media in Client’s direct or indirect possession or control, and certify in writing to FIS within sixty (60) days of the date of termination that it has fully complied with these requirements. FIS will likewise return to Client or destroy all copies of related Client Confidential Information on tangible media in FIS’s possession or control and certify in writing to Client that it has fully complied with these requirements.

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FINANCIAL ACCOUNTING SUITE powered by BANKTEL

SYSTEMS SOFTWARE SUPPLEMENT

To the Software License and Maintenance Addendum

This Financial Accounting Suite powered by BankTEL Systems Software Supplement (this “Supplement”) sets forth additional terms and conditions applicable to the Software and Maintenance to INDEPENDENT BANK CORP. of Rockland, MA (“Client”) and is made a part of and incorporated into the Software License and Maintenance Addendum (the “Addendum”). All capitalized words not specifically defined herein have the meaning set forth in the Addendum. The terms and provisions set forth in this Supplement modify and supersede all inconsistent terms and provisions set forth in the Addendum with respect to the subject matter hereof, and except as modified herein, all other term and conditions of the Addendum shall remain in full force and effect.

1. Software Products. Client is granted a license to the FIS Financial Accounting Suite powered by BankTEL Systems software (“Software”) in accordance with the terms and conditions provided herein.

2. Additional Services.

2.1 To facilitate expedient and effective installation of Software, BankTEL Systems shall coordinate and conduct Software implementation with Client.

2.2 All End-User Training shall be provided by BankTEL Systems.

2.3 Tier I and Tier II Customer Service shall be performed by BankTEL Systems.

2.4 All Maintenance and support of the Software shall be performed by BankTEL Systems.

2.5 Upon termination of this Supplement and the License granted herein, BankTEL Systems shall provide Client and any Software User deconversion services at the then-current rates for such services.

2.6 Client Responsibilities. Client shall: Provide such equipment as may be necessary to install Software and immediately implement all Software releases. Failure of Client to install any Software Release shall relieve FIS and BankTEL Systems of any responsibility or liability for any improper operation or malfunction of Software resulting from Client’s failure to install and operate the most current Software release.

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XPRESS DEPOSIT SERVICES ADDENDUM

1. Introduction. INDEPENDENT BANK CORP. of Rockland, MA (“Client”) engages FIS to provide check deposit imaging through its Xpress Deposit remote deposit system indicated in the pricing attachment (“Service(s)”) which allows enrolled End Users (defined below) to scan checks for deposit using TWAIN-compliant scanners and FIS certified smart phones in accordance with this Xpress Deposit Services Addendum (“Addendum”). This Addendum is a part of the Information Technology Services Agreement described on the signature page to which this Addendum is attached (“Agreement”), and capitalized words not otherwise defined herein have the meaning set forth in the Agreement. The General Terms apply to the Services provided pursuant to this Addendum.

2. Services.

2.1 FIS will set up and provide access to and use of the Xpress Deposit system for servicing Client’s customers (“End Users”), and follow procedures and time schedules it deems appropriate to timely provide the Service. FIS will use commercially reasonable efforts to brand Xpress Deposit with Client’s logo and colors and Client hereby grants FIS a non-exclusive, limited license to use certain of its service marks and trademarks (if any) solely in connection with the Service. FIS will, upon Client’s request, provide scanners at its then-current prices, which will capture images of paper checks, substitute checks (image replacement documents or IRDs), and accompanying data, if any, meeting the requirements of the Check Clearing for the 21st Century Act (“Check 21”) presented to End Users on which is recorded information evidencing withdrawals from or drafts against demand deposit accounts or other checking accounts drawn on U.S. financial institutions (“Check(s)”) in their digital representations (“Check Images”) and enable review and keying of magnetic ink character recognition (“MICR”) data by Client.

2.2 The Xpress Deposit system will (i) support FIS-certified smart phones and TWAIN-compliant and other FIS certified scanners connected via a secure Internet connection; (ii) process captured Check Images and enable review, keying of the MICR data and other data by Customers, and approval of deposits by Client; (iii) convert Check Images to an X9.37-formatted file (electronic cash letter file that contains image data) or ACH electronic transaction; (iv) provide access to archived Check Images for twenty-four (24) months; and (v) provide access to then-standard reports.

2.3 Client shall restrict usage of Xpress Deposit to its stated purpose and execute a written agreement with each of its End Users using the Service that is consistent with this Addendum. Each End User agreement shall, at a minimum, set forth: (i) the obligations of each End User to comply with applicable Check 21 and ACH rules and federal and state laws, rules and regulations and (ii) a disaster recovery procedure administered by Client that allows End Users an alternative method to deposit Checks in the event of equipment failure, telecommunications failure or outages and other system problems that may arise. Client shall not make any commitment to an End User that exceeds or conflicts with the commitments made by FIS to Client pursuant to this Addendum or any warranties or representations on behalf of FIS.

2.4 Client shall have sole responsibility for installing, training and supporting its End Users using the Service and for informing its End Users in writing that use of the Service is dependent on broadband Internet connectivity, and that End Users are responsible for trouble shooting Internet connectivity issues with Internet Service Providers (ISPs). Client shall adhere to FIS recommendations regarding procedures, scanners, other hardware, software, minimum specifications, and telecommunications. Client shall be solely responsible for obtaining FIS-approved communications equipment or services necessary for Client’s and End Users’ use of the Service in accordance with the Specifications. Client’s or End Users’ failure to maintain the communications equipment or services may result in Service failures and/or additional fees. Client shall have sole responsibility for ensuring its End Users properly endorse and submit Check Images and other data and submit the Check Images to FIS by the deadline for processing on the same day. Client shall direct FIS to submit Check Images for collection using one of the FIS-certified methods as specified in the pricing attachment.

2.5 Client acknowledges that the Service does not detect fraudulent Checks nor does FIS indemnify Client against any claims including those filed under Check 21 or ACH rules and regulations. Client acknowledges and agrees that use of Xpress Deposit will not eliminate the risk or exposure that is inherent in Client’s check processing services. Client agrees to accept full responsibility for the payment of all Checks processed using the Service.

2.6 WITH RESPECT TO COMPUTER HARDWARE AND SOFTWARE SUPPLIED BY THIRD PARTIES AND USED IN CONJUNCTION WITH THE SERVICE UNDER THIS XPRESS DEPOSIT ADDENDUM, FIS

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DOES NOT MAKE ANY REPRESENTATION OR WARRANTY WHATSOEVER ABOUT THEIR PERFORMANCE OR LEGAL OR REGULATORY COMPLIANCE, AND FIS SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES INCLUDING MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Client acknowledges that FIS has no duty or responsibility to modify any such third-party product, except to the extent that the vendor thereof has such a duty or responsibility to modify such product pursuant to the applicable agreement between FIS and such vendor.

2.7 If Client purchases an “Advanced Authentication Service” (“Authentication Services”), the following subsections apply:

2.7.1 The following terms apply to any Out-of-Band Authentication Services provided by FIS:

(i) The Out-of-Band Authentication requires that accurate End User phone numbers are available for the Out-of-Band Authentication. Client is solely responsible for providing accurate End User phone numbers. FIS shall have no obligation to audit, check or verify End User phone numbers.

(ii) Client shall (a) have a legitimate business purpose for any use of the Out-of-Band Authentication; (b) obtain permission from End Users for the use of the End User phone number and other contact information in connection with Client’s use of the Out-of-Band Authentication; and (c) be responsible for providing all appropriate privacy or other notices to End Users including, without limitation, notices that the Out-of-Band Authentication may cause End Users to incur phone or sms related charges.

2.7.2 In connection with the provision of Authentication Services, FIS may provide to Client, software, technology, and/or services that FIS procures from a third party (“Third Party Contribution”). FIS agrees to pass on to Client, to the extent permitted, any right of Client to be defended and/or indemnified by such third party against any claim, action, proceeding, damages, or liability based on or resulting from any Third Party Contribution, upon Client’s express written request, provided, however, that, notwithstanding anything herein, FIS does not assume or accept any liability or responsibility, and shall not be liable or obligated, for any obligation, liability or claim arising from or related to, in whole or in part or in any combination with any software, technology, and/or services, any Third Party Contribution or any use or application thereof, including, without limitation, under indemnification and defense provisions of the Agreement.

3. Timeframes and Hours of Operation. FIS will provide Client and its End Users with access to the Service 24x7, and Client with telephone support between the hours of 8:00 a.m. through 10:00 p.m. ET, provided however, that FIS reserves the right to suspend availability of the Service for brief periods of time for purposes of maintenance. FIS will use reasonable efforts to notify Client in advance of any scheduled maintenance and will use reasonable efforts to: (i) limit the number of hours of scheduled maintenance each month; and (ii) schedule maintenance during off-peak usage. Notwithstanding the foregoing, FIS is not responsible for the inability of Client or End Users to access the Service due to difficulties or problems beyond the reasonable control of FIS. FIS will provide telephone support to End Users for an additional fee as set forth in the pricing attachment.

4. Training. FIS shall provide up to two (2) business days of remote installation training to Client. Additional remote or on-site training will be provided at FIS’s then-current rates, if requested by Client. Training for Client’s End Users is available at FIS’s then-current rates.

5. Fees. Client shall pay FIS its then-current fees for providing any archived Checks after this Addendum is terminated. All fees shall be settled or paid in accordance with the General Terms.

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PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

Certain portions of this exhibit, marked with {****}, have been omitted based upon a request submitted to the SEC for confidential treatment of certain non-public information contained herein. The non-public information has been filed with the SEC as part of the request for confidential treatment

INVESTMENT SUMMARY
Description	Monthly/Occurrence Investment		One Time Investment
Total HORIZON Products and Services Investment	$	********	$	********
Total HORIZON Standard Third Party Interface Investment	$	********	$	********
Total HORIZON Business Continuity Services Investment	$	********	$	********
Total FIS Regulatory Solutions Investment	$	********	$	********
Total BankTEL Financial Suite Investment	$	********	$	********
Total Item Processing Investment	$	********	$	********
Total Item Processing - Ancillary Capture Products Investment	$	********	$	********
Total EFT Processing Investment	$	********	$	********
Total Payment Manager (Consumer) Investment	$	********	$	********
Total Payment Manager (Business) Investment	$	********	$	********
Total Remittance Processing Investment	$	********	$	********
Total FIS Output Solutions - eDelivery Services Investment	$	********	$	********
Total FIS Output Solutions Investment	$	********	$	********
Total Decision Solutions Investment	$	********	$	********

Total FIS Investment	$	********	$	********

Assumptions Regarding Overall Product Offering:

1.	All software is tested on the standard minimum desktop configuration as outlined by Microsoft Corporation.

2.	All PC products will be installed on each workstation (if needed) by Client personnel.

3.	Browser based applications are certified on the latest version of Internet Explorer.

Assumptions Regarding Overall Fee Schedule:

1.	All stated fees subject to annual price adjustments pursuant to the Agreement.

2.	Disclosed Asset size is $6,103,000,000 as of April 2014.

3.	All travel and travel related expenses are not included with any of the products outlined above. They will be invoiced on a pass-through basis.

4.	Pricing subject to change if any assumptions are not valid as stated in this Attachment.

5.	Tax and Shipping Charges are not included as part of this pricing.

6.	Additional Services not listed in this pricing agreement with any of the products outlined above are available at then current rates.

7.	Additional implementation fees, which are not included in this proposal, may be applicable for a Holding Company.

8.	Third Party fees are not included in this proposal and are the responsibility of the Client.

9.	Volumes for all product offerings listed in this Pricing Attachment are estimates only and will be billed based on the actual usage.

10.	Pass through fees are not included in FIS pricing but may be included (pass thru) on the FIS invoice.

11.	Network services are not included in this Attachment. If needed, a separate fee schedule may be generated.

Company Confidential/IH/248707/S1	Page 1 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

HORIZON Products and Services
	Monthly Investment					License/Implementation
Description	1 = Yes or Estimated Volume	Monthly Maint Fee		Monthly Investment		One Time License Investment		One Time Impl Investment
CornerStone
Production Server (1 LPAR/Region Incuded)	*********	$	********	$	********		*********		*********
HORIZON Data Vaulting (iSeries Package) (CPU License)	*********	$	********	$	********		*********		*********
Includes:
*********	*********
*********	*********
*********	*********
Data Vault Stored Volume (Graduated)
0000 - 0010 Gigabytes	*********	$	********	$	********		*********		*********
0011 - 0015 Gigabytes	*********	$	********	$	********		*********		*********
0016 - 0025 Gigabytes	*********	$	********	$	********		*********		*********
0026 - 0050 Gigabytes	*********	$	********	$	********		*********		*********
0051 - 0100 Gigabytes	*********	$	********	$	********		*********		*********
0101 - 0150 Gigabytes	*********	$	********	$	********		*********		*********
0151 - 0200 Gigabytes	*********	$	********	$	********		*********		*********
0201 - 0250 Gigabytes	*********	$	********	$	********		*********		*********
0251 - 0300 Gigabytes	*********	$	********	$	********		*********		*********
0301 - 0400 Gigabytes	*********	$	********	$	********		*********		*********

Total HORIZON Products and Services				$	********	$	********	$	********

Assumptions Regarding HORIZON Products and Services:

1.	Monthly pricing includes an average unit fee discount of *********% (may vary based on required minimum).

2.	CornerStone maintenance is performed on a semi-annual basis and includes: environment review, performance review, and installation of IBM program temporary fixes.

3.	All HORIZON Data Vaulting Software sold separately which include Support and Maintenance. After the initial maintenance period Client will be billed maintenance annually at then current rates.

4.	Communications between the local vault and the WAN vault is via Internet. Client provides sufficient Internet bandwidth to transmit backups to the base vault or funds a separate, non-Internet, network connection.

5.	Any hardware or appliance utilized in conjunction with software or service is quoted separately either via sales order or separate line item.

Company Confidential/IH/248707/S1	Page 2 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

HORIZON Standard Third Party Interface Offerings
	Monthly Investment					Impl Investment
Description	1 = Yes or Estimated Volume	Monthly Maint Fee		Monthly Investment		One Time FIS Investment		One Time Third Party Investment
Interfaces
EFT Card Instant Issuance - Harland Card@Once (Single Bank)	**********	$	**********	$	**********		**********	**********

Total HORIZON Standard Third Party Interface Offerings				$	**********	$	**********	**********

Assumptions Regarding HORIZON Standard Third Party Interface Offerings:

1.	All other services (e.g. new interfaces, one-time programming) will be quoted on a time and materials basis.

2.	All monthly fees are for host interface and maintenance support. Communication fees (if applicable) are not included in this proposal and will be priced separately.

3.	One-time Third Party fees are estimates and subject to change due to final pricing by third party and are the responsibility of the client.

4.	License and Maintenance Fees for all other products are the responsibility of the Client.

5.	Third Party Interface Installation fees are an estimated cost based on Standard Third Party Interface, actual charges may vary after further analysis of specifications.

6.	Third Party software installation is the responsibility of the Client.

7.	All General Ledger transactions generated by third party products (e.g., Accounts Payable, Fixed Assets, etc.) must use the alternate transaction entry functionality within the Integrated Transaction Processing system (iTP). iTP is a standard system within the HORIZON Banking System.

Company Confidential/IH/248707/S1	Page 3 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

HORIZON Business Continuity Services
	Monthly Investment					Impl Investment
Description	1 = Yes or Estimated Volume	Monthly Unit Fee		Monthly Investment		One Time Impl Fee		Total Impl Investment
Recovery Service - IBM Power System Recovery HORIZON Open Accounts (Static)
0 - 10,000	**********	$	*********	$	*********		**********	**********
10,001 - 20,000	**********	$	*********	$	*********		**********	**********
20,001 - 30,000	**********	$	*********	$	*********		**********	**********
30,001 - 40,000	**********	$	*********	$	*********		**********	**********
40,001 - 50,000	**********	$	*********	$	*********		**********	**********
50,001 - 100,000	**********	$	*********	$	*********		**********	**********
100,001 - 150,000	**********	$	*********	$	*********		**********	**********
150,001 - 200,000	**********	$	*********	$	*********		**********	**********
200,001 - 250,000	**********	$	*********	$	*********		**********	**********
250,001 - 300,000	**********	$	*********	$	*********		**********	**********
300,001 and Over	**********	$	*********	$	*********		**********	**********

Includes:

- Full recovery of iSeries hardware including IBM operating System and any FIS iSeries based Software

- Comparable Tape Drives

- Laser printer and line printer

- Operator (1) Console

- Four (4) Workstations with access to iSeries, Internet, and standard Microsoft Office applications

- Optional access FedLine Advantage

- 2 day(s) of 8 hours each of annual exercise period increments. Remote testing available for no additional fees.

Total HORIZON Business Continuity Services Offerings				$	**********			$ **********

Miscellaneous Fees
Declaration Fees - HORIZON Core (Per Declaration)						$	**********
Daily Usage Fees - Hot Site						$	**********
Daily Usage Fees - Cold Site						$	**********
Daily Additional Exercise Periods Usage Fees - HORIZON Core						$	**********

Assumptions Regarding HORIZON Business Continuity Services:

1.	Monthly pricing includes an average unit fee discount of *****% (may vary based on required minimum).

2.	Additional Exercise Periods must be scheduled at the time annual exercise is scheduled.

3.	Primary Hot Site will be located in Orlando, Florida.

4.	Service includes a Windows server managed by FIS for Served Windows Client and the integrated Deposit Origination (iDO) Merge Server (if applicable) at the recovery location. A TCP/IP connection from the Client site to the recovery location is a pre-requisite.

Company Confidential/IH/248707/S1	Page 4 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

FIS Regulatory Solutions
Description	Monthly Investment					License/Implementation
	1 = Yes or Estimated Volume	Monthly Maint Fee		Monthly Investment		One Time License Investment		One Time Impl Investment
FIS Regulatory Solutions (Enterprise License)
CallReporter Premier - Core Report	*********	$	*******	$	*******		*********		*********
Y9 Reporter	*********	$	*******	$	*******		*********		*********
FIS Regulatory Advisory Services
Compliance Advisory Subscription	*********	$	*******	$	*******		*********		*********

Total Reporting				$	*******	$	*******	$	*******

Miscellaneous Fee Schedule
FIS Regulatory Solutions Shipping (Per Item/Per Update)								$	*******

Assumptions Regarding FIS Regulatory Solutions:

1.	FIS Regulatory Solutions Products and Services will be billed separately on an annual basis.

2.	FIS Regulatory Solutions are priced as a down-load solution. If Client chooses a disc to be mailed will be subject to Shipping and Handling fees, per disc, per update.

3.	Use of CDARS or CETO reports may be included in setup at no additional charge.

4.	Vinning Sparks Bond Accounting System report may be included in setup at no additional charge for use with TimeSaver Premier to import data to Schedule RC-B.

5.	A separate agreement for Partnership Solutions such as: Competitive Brief, Digital Compliance, BankersGPS or RiskGPS will need to be signed with the 3rd party vendor.

6.	Compliance Advisory Subscription is limited to 3 individual users within each institution per contract.

Company Confidential/IH/248707/S1	Page 5 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

BankTEL Financial Suite
Description	Monthly Investment					License/Implementation
	1 = Yes or Estimated Volume	Monthly Maint Fee		Monthly Investment		One Time License Investment		One Time Impl Investment
BankTEL Financial Suite (Seat License)
Accounts Payable - 2 Users (2 Included) - 2 License(s) Previously Purchased	*******	$	*******	$	*******		*******		*******
Additional Products
Accounts Payable - .NET Invoice Approval (IA)	*******	$	*******	$	*******		*******		*******

Total BankTEL Financial Suite Offerings				$	*******	$	*******	$	*******

Miscellaneous Fees
BankTEL Financial Suite Additional Licenses (Per User)								$	*******
Data Conversion (Per System)									*******
Additional On-Site or Web Based Installation and Training (Per Day)								$	*******

Assumptions Regarding BankTEL Financial Suite:

1.	The BankTEL Financial Suite Setup Fee includes *******Company, and ******* days of On-Site Installation and Training.

2.	Licenses for Accounts Payable are concurrent users and can be shared.

3.	BankTEL Financial Suite products maintenance fee includes: Internet updates, telephone support, enhancements and updates.

4.	Data Conversions for each BankTEL Financial Suite product includes standard Excel import templates.

Company Confidential/IH/248707/S1	Page 6 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

FIS Item Processing
Description	Monthly Processing Investment
	1 = Yes or Estimated Volume	Unit	Monthly Unit Fee		Monthly Investment
Capture Services
Over-the-Counter Image Correction and Balancing - First 500,000 Items (Graduated)	*******	*******	$	*******	$	*******
Over-the-Counter Image Correction and Balancing - 500,001 - 1,000,000 Items	*******	*******	$	*******	$	*******
Over-the-Counter Image Correction and Balancing - 1,000,001 - 4,500,000 Items	*******	*******	$	*******	$	*******
Over-the-Counter Image Correction and Balancing - Greater than 4,500,000 Items	*******	*******	$	*******	$	*******
Inclearing Image Correction and Balancing - First 500,000 Items (Graduated)	*******	*******	$	*******	$	*******
Inclearing Image Correction and Balancing - 500,001 - 1,000,000 Items	*******	*******	$	*******	$	*******
Inclearing Image Correction and Balancing - 1,000,001 - 4,500,000 Items	*******	*******	$	*******	$	*******
Inclearing Image Correction and Balancing - Greater than 4,500,000 Items	*******	*******	$	*******	$	*******
CAR/LAR Recognition	*******	*******	$	*******	$	*******
CAR/LAR Reject Reentry	*******	*******	$	*******	$	*******
Balancing Adjustment	*******	*******	$	*******	$	*******
Additional Cash Letter Endpoints	*******	*******	$	*******	$	*******
Back Office Services
Outgoing Returns - Qualified (Paper or Electronic)	*******	*******	$	*******	$	*******
Incoming Returns (Paper Only)	*******	*******	$	*******	$	*******
Large Item Return Notification	*******	*******	$	*******	$	*******
Expedited Customer Research (Each Group of 6 Users)	*******	*******	$	*******	$	*******
Image Archive
Online Image Archive (7 Year(s))	*******	*******	$	*******	$	*******
Image Interface Access	*******	*******	$	*******	$	*******
CD Production (Per Media for Bank Customer Use)	*******	*******	$	*******	$	*******

Subtotal Monthly Item Processing Offerings					$	*********

Image Exchange
Outgoing Image Item Presentment - Endpoint	*******	*******	$	*******	$	*******
Outgoing Image Item Presentment - Non-Endpoint	*******	*******	$	*******	$	*******
Incoming Image Item Presentment - Endpoint	*******	*******	$	*******	$	*******
Incoming Image Item Presentment - Non-Endpoint	*******	*******	$	*******	$	*******
Duplicate Item Assessment - Enterprise (Inclearings and Over-The-Counter - 30 Days)	*******	*******	$	*******	$	*******

Subtotal Monthly Item Processing - Image Exchange Offerings					$	*********

Fraud Prevention
Advanced Authentication Base Fee	*******	*******	$	*********	$	*********
Advanced Authentication Access Fee	*******	*******	$	*********	$	*********

Subtotal Monthly Item Processing - Fraud Offerings					$	*******

Total Monthly Item Processing Offerings					$	***********

Company Confidential/IH/248707/S1	Page 7 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

FIS Item Processing
One Time Investments
Description	1 = Yes or Estimated Volume	Unit	One Time Unit Fee		One Time Investment
Summary of One Time Fees
CAR/LAR Recognition	*********	*********	$	*******		*********
Additional Cash Letter Endpoints	*********	*********	$	*******		*********
Outgoing Returns - Qualified (Electronic)	*********	*********	$	*******		*********
Online Image Archive (7 Year(s))	*********	*********	$	*******		*********
Image Interface Access	*********	*********	$	*******		*********
CD Production (Per Media for Bank Customer Use)	*********	*********	$	*******		*********
Outgoing Image Item Presentment	*********	*********	$	*******		*********
Incoming Image Item Presentment	*********	*********	$	*******		*********
Duplicate Item Assessment - Enterprise (Inclearings and Over-The-Counter - 30 Days)	*********	*********	$	*******		*********
Advanced Authentication Implementation Fee	*********	*********	$	*******		*********

Total Item Processing One Time Fees					$	********

Assumptions Regarding FIS Item Processing:

1.	Standard Minimum Monthly Item Processing Fee of $*********.

(Image Exchange, Disaster Recovery, Teller Elite and Teller Capture are excluded)

2.	Monthly pricing includes an average unit fee discount of *********% (may vary based on required minimum).

3.	If the Financial Institution deconverts from FIS Item Processing, a deconversion fee of up to $********* would be billed and would include the coordination of the deconversion, conference calls, information exchange and removing of all programs from FIS. The fees do not cover services which include licensed software, deconversion statement drops, extraction of the images from the check image archive or other tangible requests made by the client.

4.	One Cash Letter Endpoint daily included (paper or electronic).

5.	Workstations may be connected via the Client’s TCP/IP wide area network to the FIS check processing center.

6.	Image Exchange services may have additional one-time and monthly fees depending on interface, transmission, and telecommunications requirements.

7.	FIS will rebill the telecommunication fees for transmitting and receiving the Image Exchange files for the Client.

8.	FIS will prepare the Federal Reserve Bank Return Item Cash Letter. Couriers, if applicable, will be the responsibility of the Client.

9.	Disclosed Volumes as of April 2014.

Assumptions Regarding Fraud Services:

1.	Additional Input Files outside standard implementation not listed in this pricing agreement are available at FIS’ then current rates and will be quoted separately.

2.	Interfaces to non-FIS Core and Item Processing applications not listed in this pricing agreement are available at FIS’ then current rates and will be quoted separately.

Company Confidential/IH/248707/S1	Page 8 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

FIS Item Processing - Ancillary Capture Products
Monthly Processing Investment
Description	1 = Yes or Estimated Volume	Unit	Monthly Unit Fee		Monthly Investment
Branch Capture Xpress - Package or Software and Installation Only Offerings (Graduated)
1 - 15 Branches	********	********	$	********	$	********
16 - 30 Branches	********	********	$	********	$	********
31 - 60 Branches	********	********	$	********	$	********
61 - 120 Branches	********	********	$	********	$	********
Greater than 121 Branches	********	********	$	********	$	********

Subtotal Monthly Item Processing - Branch Capture Xpress					$	********

Commercial Capture Xpress (CCX) - Merchant Capture
CCX - Base Processing Fee	********	********	$	********	$	********
CCX - Merchant Access Fee - First 100 Merchants (Graduated)	********	********	$	********	$	********
CCX - Merchant Access Fee - 101 - 250 Merchants	********	********	$	********	$	********
CCX - Merchant Access Fee - 251 - 500 Merchants	********	********	$	********	$	********
CCX - Merchant Access Fee - Greater than 500 Merchants	********	********	$	********	$	********
CCX - Transaction Processing - First 25,000 Items (Graduated)	********	********	$	********	$	********
CCX - Transaction Processing - 25,001 - 100,000 Items	********	********	$	********	$	********
CCX - Transaction Processing - Greater than 100,000 Items	********	********	$	********	$	********
Commercial Capture Xpress (CCX) - Additional Services
CCX - CAR/LAR for End User	********	********	$	********	$	********
CCX - TXN Fee - FIS to print Substitute Checks (IRDs)	********	********	$	********	$	********
CCX - TXN Fee - Incoming Electronic Returns	********	********	$	********	$	********
CCX - End User (Merchant) FIS Call Center Support	********	********	$	********	$	********
CCX - ACH File	********	********	$	********	$	********
CCX - Advanced Authentication Base Fee	********	********	$	********	$	********
CCX - Advanced Authentication Per User Access Fee	********	********	$	********	$	********
CCX - Out-of-Band Authentication	********	********	$	********	$	********
CCX Plus - Deposited Items Submitted for Balancing	********	********	$	********	$	********
CCX Plus - CAR/LAR Reject Re-entry or MICR Line Edits	********	********	$	********	$	********
CCX Plus - Balancing Adjustments	********	********	$	********	$	********

Subtotal Monthly Item Processing - Commercial Capture Offerings					$	********

FIS Xpress Deposit (FXD) - Consumer Remote Deposit Services
Base Processing Fee	********	********	$	********	$	********
Single Item Deposits (TWAIN/Flatbed Scanner) - First 100,000 Deposits (Graduated)	********	********	$	********	$	********
Single Item Deposits (TWAIN/Flatbed Scanner) - 100,001 - 250,000 Deposits	********	********	$	********	$	********
Single Item Deposits (TWAIN/Flatbed Scanner) - 250,001 - 500,000 Deposits	********	********	$	********	$	********
Single Item Deposits (TWAIN/Flatbed Scanner) - 500,001 - 1,000,000 Deposits	********	********	$	********	$	********
Single Item Deposits (TWAIN/Flatbed Scanner) - Greater than 1,000,000 Deposits	********	********	$	********	$	********
Single Item Deposits (Smart Phone) - First 100,000 Deposits (Graduated)	********	********	$	********	$	********
Single Item Deposits (Smart Phone) - 100,001 - 250,000 Deposits	********	********	$	********	$	********
Single Item Deposits (Smart Phone) - 250,001 - 500,000 Deposits	********	********	$	********	$	********
Single Item Deposits (Smart Phone) - 500,001 - 1,000,000 Deposits	********	********	$	********	$	********
Single Item Deposits (Smart Phone) - Greater than 1,000,000 Deposits	********	********	$	********	$	********
Single Item Deposits - First 2,500 Deposits (Graduated)	********	********	$	********	$	********
Single Item Deposits - 2,501 - 5,000 Deposits	********	********	$	********	$	********
Single Item Deposits - 5,001 - 10,000 Deposits	********	********	$	********	$	********
Single Item Deposits - Greater than 10,000 Deposits	********	********	$	********	$	********
FIS Xpress Deposit (FXD) - Additional Services
Xpress Deposit Plus	********	********	$	********	$	********
Advanced Authentication Base Fee	********	********	$	********	$	********
Advanced Authentication Per User Access Fee	********	********	$	********	$	********
Single Sign-on Maintenance and Support	********	********	$	********	$	********

Subtotal Monthly Item Processing - Xpress Deposit Offerings					$	********

Total Monthly Item Processing - Ancillary Capture Products Offerings					$	********

Company Confidential/IH/248707/S1	Page 9 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

FIS Item Processing - Ancillary Capture Products
One Time Investments
Description	1 = Yes or Estimated Volume	Unit	One Time Unit Fee		One Time Investment
Summary of One Time Fees
Branch Capture Xpress Base Installation (Includes up to 5 On-Site Installs)	********	********	$	*******	$	*******
Software and Installation Only (90 Previously Purchased)	********	********	$	*******	$	*******
CCX - Base Implementation Fee	********	********	$	*******	$	*******
CCX - Canon CR-25 CarePak 3 Year (Overnight Depot Unit Exchange)	********	********	$	*******	$	*******
CCX - Canon CR-55 CarePak 3 Year (Overnight Depot Unit Exchange)	********	********	$	*******	$	*******
CCX - Canon CR-180 CarePak 3 Year (Overnight Depot Unit Exchange)	********	********	$	*******	$	*******
CCX - CTS LS800 Reader Sorter One Year (Overnight Depot Unit Exchange)	********	********	$	*******	$	*******
TASQ - One Year AUE	********	********	$	*******	$	*******
TASQ - Two Year AUE	********	********	$	*******	$	*******
TASQ - Three Year AUE	********	********	$	*******	$	*******
CCX - Advanced Authentication Implementation Fee	********	********	$	*******	$	*******
CCX - Single Sign-on Implementation Fee - FIS Internet Banking Solutions	********	********	$	*******	$	*******
CCX - Scanner Interface	********	********	$	*******	$	*******
CCX - Scanner Installation Support	********	********	$	*******	$	*******
CCX - New User Installation Support (Basic)	********	********	$	*******	$	*******
CCX - New User Installation Support (Advanced)	********	********	$	*******	$	*******
CCX - Remote Deposit Capture Demo (Generic)	********	********	$	*******	$	*******
Xpress Deposit
Base Implementation Fee	********	********	$	*******	$	*******
Smart Phone Platform Implementation Services	********	********	$	*******	$	*******
Single Item Deposits - First 2,500 Deposits (Graduated)	********	********	$	*******	$	*******
Single Item Deposits - 2,501 - 5,000 Deposits	********	********	$	*******	$	*******
Advanced Authentication Implementation Fee	********	********	$	*******	$	*******
Smart Phone Branding	********	********	$	*******	$	*******
MiSnap Mobile Deposit Certification	********	********	$	*******	$	*******
Mobile Deposit - Business Implementation	********	********	$	*******	$	*******

Total Item Processing - Ancillary Capture Products One Time Fees					$	********

Miscellaneous Fees
BCX - Greater than 5 Branches On-Site Installation (Per Day)					$	*******
CCX - On-Site Installation and Training Support					$	*******
FXD - On-Site Installation and Training Support					$	*******

Assumptions Regarding Branch Capture Xpress (BCX) Services:

1.	Monthly pricing includes an average unit fee discount of ********% (may vary based on required minimum).

2.	Branch Capture Xpress assumes that there is one capture unit per branch and the capture unit is sized appropriately for the volume.

3.	Branch disaster recovery is the responsibility of the Client. Branch Capture Xpress requires branch LAN topography to be a minimum of 256KB.

4.	Client is responsible for all branch hardware maintenance.

5.	When Capture Scanner unit is purchased from 3rd party, Client is responsible for supplying scanner interface software, such as SilverBullet.

6.	Branch Capture Xpress Software includes Branch Capture Xpress Software, Remote Control Software, Scanner Interface Software, Staging, Installation, and Training.

7.	Branch Capture Xpress Package or Software and Installation Only Offerings qualified rate based on ********* previously purchased device(s).

Company Confidential/IH/248707/S1	Page 10 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

Assumptions Regarding Commercial Capture Xpress (CCX) Services:

1.	Monthly pricing includes an average unit fee discount of *********% (may vary based on required minimum).

2.	The merchant or business must provide a Commercial Capture Xpress control workstation; workstation minimum requirements are: 933 Mhz, 256MB RAM, 8MB video, USB 2.0 port, Windows 2000 or XP, Acrobat Reader 5.0 or later version, Java plug-in 1.4.2 or later version, keyboard, mouse and 17-inch color monitor.

3.	Merchant Access Fee is for a Single Business or Merchant Depositor with no limit on the number of deposit accounts associated with the Business or Merchant.

4.	Base Implementation Fee includes system set up and testing, standard branding, standard output file configuration, testing, web-based training and telephone support by CCX implementation specialist. Additional or post-implementation training is available, and will be quoted separately.

5.	FIS reserves the right to change our one-time fee quote based on any additional processing or interface requirements.

6.	In-house IRD printing requires use of FIS-qualified printers, FIS-provided IRD Print Software, forms, and forms burster or cutter.

7.	Transaction processing of deposited items includes online archival storage of checks for 24 months, and file transmission to Client and/or one (1) collection agent; collection-related charges are not included and remain Client’s responsibility.

8.	On-site installation and training support is available for an additional fee. Scheduled in advance through FIS’ technical services team.

9.	Scanner prices, maintenance options and upgrade options are subject to change without notice.

10.	Client or its end-customer is responsible for ongoing scanner and printer maintenance and repairs.

11.	CCX Scanner Interface charge includes FIS provided scanner application programming interface, and applies to scanners purchased from non-FIS sources only.

12.	Basic New User Installation Support includes:

• Equipment Setup	• Close Batch Status Report

• Scanning checks	• Open Batches

• Balancing	• Updating Batches

• Advance edit	• Basic Security

• Approving deposits	• Batch Status

• 1 hour training session

13.	Advanced New User Installation Support includes:

• Equipment Setup	• Open Batches

• Scanning checks	• Updating Batches

• Advance edit	• Security

• Balancing	• Adding users

• Approving deposits	• Reports

• Close Batch Status Reports	• Remittance

• Transactions	• Payment Export

• Batch Status	• 2 hour training session

Assumptions Regarding Xpress Deposit (FXD) Services:

1.	Monthly pricing includes an average unit fee discount of ***********% (may vary based on required minimum).

2.	Consumer users must use a PC workstation that meets FIS’ published standard minimum requirements, which may change from time to time. Consumer users must also have high-speed Internet access and use a TWAIN-compliant scanner or MICR scanner certified for Xpress Deposit use.

3.	Base Implementation Fee includes system set up and testing, standard branding, standard output file configuration and testing, web-based training and telephone support by an Xpress Deposit implementation specialist.

4.	Transaction processing of deposited items includes online archival storage of checks for 24 months and file transmission to Client and/or one (1) collection agent. Collection-related charges are not included and remain Client’s responsibility.

5.	MICR scanner prices, maintenance options and upgrade options available from FIS are subject to change without notice.

6.	MICR scanner prices (available separately) include FIS provided scanner application programming interface at no charge.

7.	Client or its end-customer is responsible for ongoing scanner and printer maintenance and repairs.

8.	Consumer may make deposits to an unlimited number of deposit accounts within a single institution.

9.	On-site installation and training support is available for an additional fee and must be scheduled in advance through FIS’ technical services team.

10.	FIS reserves the right to change the one-time fee quote based on any additional processing or interface requirements.

Company Confidential/IH/248707/S1	Page 11 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

FIS EFT Processing
Monthly Processing Investment
Description	1 = Yes or Estimated Volume	Unit	Monthly Unit Fee		Monthly Investment
ATM/EFT Network Services Program - Norcross
Base EFT Processing Support	*********	*********	$	*******	$	*******
PIN-based Transaction Volumes	*********	*********	$	*******	$	*******
Surcharged ATM Transactions	*********	*********	$	*******	$	*******
Stand-in Transactions	*********	*********	$	*******	$	*******
TNS Communications
Full Service ATM Usage Fee	*********	*********	$	*******	$	*******
Full Service Modem Fee	*********	*********	$	*******	$	*******
Cash Dispenser Usage Fee	*********	*********	$	*******	$	*******
ATM Terminal Support
Base ATM Terminal Driving Support	*********	*********	$	*******	$	*******
Full Service ATM’s	*********	*********	$	*******	$	*******
Cash Dispenser (Dial-Up) ATM’s	*********	*********	$	*******	$	*******
Electronic Journaling Storage Support	*********	*********	$	*******	$	*******
Electronic Journaling Daily Report	*********	*********	$	*******	$	*******
Remote Key Management Support	*********	*********	$	*******	$	*******
ATM Xpress Image Capture and Delivery	*********	*********	$	*******	$	*******
Host Interface - FIS - Realtime	*********	*********	$	*******	$	*******
Automated General Ledger Entries	*********	*********	$	*******	$	*******
Network Monthly Connection Fees
AFFN	*********	*********	$	*******	$	*******
Allpoint	*********	*********	$	*******	$	*******
AMEX	*********	*********	$	*******	$	*******
Cirrus	*********	*********	$	*******	$	*******
CU Here	*********	*********	$	*******	$	*******
CU24	*********	*********	$	*******	$	*******
Discover	*********	*********	$	*******	$	*******
Maestro	*********	*********	$	*******	$	*******
MasterCard	*********	*********	$	*******	$	*******
MoneyPass	*********	*********	$	*******	$	*******
NETS	*********	*********	$	*******	$	*******
NYCE	*********	*********	$	*******	$	*******
Plus (Acquirer Only)	*********	*********	$	*******	$	*******
Presto!	*********	*********	$	*******	$	*******
PULSE	*********	*********	$	*******	$	*******
Quest	*********	*********	$	*******	$	*******
Shazam	*********	*********	$	*******	$	*******
STAR	*********	*********	$	*******	$	*******
SUM (Surcharge-Free)	*********	*********	$	*******	$	*******
VISA	*********	*********	$	*******	$	*******
ATM/Debit Card Processing
Debit Card Base Fee
Consumer - Standard	*********	*********	$	*******	$	*******
Consumer - Gold	*********	*********	$	*******	$	*******
Business	*********	*********	$	*******	$	*******
Consumer - Health Savings Account (HSA)	*********	*********	$	*******	$	*******
Card File Residency	*********	*********	$	*******	$	*******
Signature Based Authorizations	*********	*********	$	*******	$	*******
Signature Based Clearing Items	*********	*********	$	*******	$	*******
Lost/Stolen Card Service - 24 hr - 800#	*********	*********	$	*******	$	*******
Debit MasterCard/Visa Check Services
MC SAFE/VISA Fraud Reporting	*********	*********	$	*******	$	*******
Quarterly Reporting	*********	*********	$	*******	$	*******
Association Sponsorship	*********	*********	$	*******	$	*******
Association Fees (MCBS/VIB/Assessments)	*********	*********	$	*******	$	*******
Compliance Cardholder Updates (Static)
0 - 7,500	*********	*********	$	*******	$	*******
7,501 and over	*********	*********	$	*******	$	*******
Download Correction/Modification	*********	*********	$	*******	$	*******

Subtotal Monthly EFT Processing Offerings					$	************

Company Confidential/IH/248707/S1	Page 12 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

FIS EFT Processing
Monthly Processing Investment
Description	1 = Yes or Estimated Volume	Unit	Monthly Unit Fee		Monthly Investment
Additional Services
Access Charges - Online/Web
User ID’s (Static)
0 - 7,500	*********	*********	$	*******	$	*******
7,501 and over	*********	*********	$	*******	$	*******
Comvelope Service
Comvelope Keys Parts	*********	*********	$	*******	$	*******
PIN Select/Change Processing
PIN Select/Change at the ATM	*********	*********	$	*******	$	*******
PIN Select/Change at IVR	*********	*********	$	*******	$	*******
Card Activation Processing Support
Cardholders (Static)
0 - 7,500	*********	*********	$	*******	$	*******
7,501 and over	*********	*********	$	*******	$	*******
Card Activation Processing	*********	*********	$	*******	$	*******
Chargeback Processing Support
Cardholders (Static)
0 - 7,500	*********	*********	$	*******	$	*******
7,501 and over	*********	*********	$	*******	$	*******
Chargeback/Adjustments
FIS Managed Chargebacks	*********	*********	$	*******	$	*******
Standard Case - includes Chargeback, and Representment	*********	*********	$	*******	$	*******
Enhanced Case - includes Arbitrations and Compliance Cases	*********	*********	$	*******	$	*******
Retrieval Request	*********	*********	$	*******	$	*******
Network Adjustments
FIS Submitted Adjustments	*********	*********	$	*******	$	*******
Client Submitted Adjustments	*********	*********	$	*******	$	*******

Subtotal Monthly EFT Processing - Additional Services Offerings					$	*********

Fraud Services
3-D Secure (Verified by VISA/MasterCard/SecureCode)
Per Active Enrolled Cardholder (Minimum 2,500 Cards)	*********	*********	$	*******	$	*******

Subtotal Monthly EFT Processing - Fraud Services Offerings					$	**********

Fraud Monitoring
Account File Residency	*********	*********	$	*******	$	*******
Transaction Scoring (Pin Based and Signature Based Authorization messages)	*********	*********	$	*******	$	*******
Case Management	*********	*********	$	*******	$	*******
Fraud Reporting	*********	*********	$	*******	$	*******
Name Matching Transactions	*********	*********	$	*******	$	*******
Advanced Risk Blocking Transactions	*********	*********	$	*******	$	*******

Subtotal Monthly EFT Processing - Fraud Offerings					$	***********

Total Monthly EFT Processing Offerings					$	************

Company Confidential/IH/248707/S1	Page 13 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

FIS EFT Processing
One Time Investments
Description	1 = Yes or Estimated Volume	Unit	One Time Unit Fee		One Time Investment
Summary of Implementation Fees
ATM/EFT Network Services Program	*********	*********	$	*******	$	*******
Semi - Annual Compliance Fee (Static) (Per Occurrence)
0 - 7,500	*********	*********	$	*******	$	*******
7,501 and Over	*********	*********	$	*******	$	*******
ATM Terminal Support - Full Service ATM’s	*********	*********	$	*******	$	*******
ATM Terminal Support - Cash Dispenser (Dial-Up) ATM’s	*********	*********	$	*******	$	*******
ATM Terminal Support - Electronic Journaling Storage Support	*********	*********	$	*******	$	*******
ATM Terminal Support - Remote Key Management Support	*********	*********	$	*******	$	*******
Imaged Deposits (Static)
0 - 10	*********	*********	$	*******	$	*******
11 - 50	*********	*********	$	*******	$	*******
51 and Over	*********	*********	$	*******	$	*******
ATM Xpress Image Capture and Delivery	*********	*********	$	*******	$	*******
Host Interface - FIS - Realtime	*********	*********	$	*******	$	*******
Network Connection Fees
AFFN	*********	*********	$	*******	$	*******
Allpoint	*********	*********	$	*******	$	*******
AMEX	*********	*********	$	*******	$	*******
Cirrus	*********	*********	$	*******	$	*******
CU24	*********	*********	$	*******	$	*******
Discover	*********	*********	$	*******	$	*******
Maestro	*********	*********	$	*******	$	*******
MasterCard	*********	*********	$	*******	$	*******
MoneyPass	*********	*********	$	*******	$	*******
NETS	*********	*********	$	*******	$	*******
NYCE	*********	*********	$	*******	$	*******
Plus (Acquirer Only)	*********	*********	$	*******	$	*******
Presto!	*********	*********	$	*******	$	*******
PULSE	*********	*********	$	*******	$	*******
Quest	*********	*********	$	*******	$	*******
Shazam	*********	*********	$	*******	$	*******
STAR	*********	*********	$	*******	$	*******
SUM (Surcharge-Free)	*********	*********	$	*******	$	*******
Debit MasterCard/Visa Check Services - Affiliate Member - Implementation and Training	*********	*********	$	*******	$	*******
Fraud Services - 3-D Secure (Verified by VISA/MasterCard/SecureCode)	*********	*********	$	*******	$	*******
Fraud Services - Monitoring	*********	*********	$	*******	$	*******
Fraud Services - Name Matching Transactions	*********	*********	$	*******	$	*******
Access Online Web	*********	*********	$	*******	$	*******
TNS Communications - Configuration and Installation of TNS modem	*********	*********	$	*******	$	*******
Comvelope Keys Parts	*********	*********	$	*******	$	*******
PIN Change Via IVR Initial Setup	*********	*********	$	*******	$	*******
Card Activation	*********	*********	$	*******	$	*******
Chargeback Installation	*********	*********	$	*******	$	*******
Download Correction/Modification	*********	*********	$	*******	$	*******

Total EFT Processing One Time Fees					$	*********

Miscellaneous Fees
Network Monthly Membership Fees (Pass-Thru)
Cirrus (Per Network)					$	*******
Plus (Per Network)					$	*******
PULSE (Per Network)					$	*******
InterLink (Per Network)					$	*******

Company Confidential/IH/248707/S1	Page 14 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

Assumptions Regarding FIS EFT Processing:

1.	Standard Minimum Monthly Association Sponsorship Fee of $*****.

2.	Standard Minimum Monthly 3-D Secure Processing Fee of $*****.

3.	Standard Minimum Monthly ATM/EFT Processing Fee of $*****.

4.	Monthly pricing includes an average unit fee discount of ******% (may vary based on required minimum).

5.	Refer to the Card Production Fee Schedule for pricing.

6.	Base installation fee includes turnkey investment, coordination of full EFT implementation, EFT network programming and on-site or remote pre-conversion training.

7.	Programming and certification of Full Service ATM’s may require a change in protocol that is the responsibility of the Client.

8.	ATM Xpress Image Capture and Delivery may be subject to additional Item Processing Services fees from the Provider. These fees are not included in this Proposal.

9.	Network implementation fees do not include network fees for database maintenance or membership costs.

10.	A daily cost of funds fee will apply to negative settlement balances if client elects not to maintain a funded account at FIS’ point of ACH origination.

11.	Transmit/Receive Software may be required and is the responsibility of the Client.

12.	Case Management Fees waived if Secured Debit is selected. If Client opts out of Secured Debit Case Management fee will be billed accordingly.

13.	Other miscellaneous EFT services may be provided by FIS at Client’s request for the fees set forth in the EFT Miscellaneous Services Fee Schedule, as amended by FIS from time to time.

14.	Disclosed Volumes as of April 2014.

Company Confidential/IH/248707/S1	Page 15 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

FIS Payment Manager - Consumer
Description	Monthly Processing Investment					Impl Investment
	1 = Yes or Estimated Volume	Monthly Maint Fee		Monthly Investment		One Time Unit Fee		Total One Time Investment
Setup Fees
Bill Payment Implementation and Setup Fees	*********	$	*******	$	*******	$	*******	$	*******
Configuration of:
- FIS User Interface
- Due Date
- Direct Check Model
- Risk Funding Processor
Monthly Recurring Fees
Monthly Hosting Fee	*********	$	*********	$	*******	$	*******	$	*******
Fee includes:
- Includes CST Access, OFAC Payee Compliance, Alert Payload Maintenance, Data Extract Maintenance, Warehouse Hosting, Reporting
User Fees
Monthly User Fee (Per User)	*********	$	*******	$	*******	$	*******	$	*******
Fee Includes:
- User Enrollment, User Maintenance, eBills, Payee Management, Payment Management, Tier 2 Support
Transaction Fees
Electronic Payment Transaction Volumes (Graduated)
1 - 40,000	*********	$	*******	$	*******	$	*******	$	*******
40,001 - 75,000	*********	$	*******	$	*******	$	*******	$	*******
75,001 - 100,000	*********	$	*******	$	*******	$	*******	$	*******
100,001 - 150,000	*********	$	*******	$	*******	$	*******	$	*******
150,001 and Over	*********	$	*******	$	*******	$	*******	$	*******
Check Payment Transaction Fee (Per Check)	*********	$	*******	$	*******	$	*******	$	*******
Payment Manager Fraud Monitoring Services (Per Transaction)	*********	$	*******	$	*******	$	*******	$	*******

Subtotal FIS Payment Manager - Consumer Offerings				$	*********			$	*********

Additional Services
Expedited Same Day Electronic (Per Transaction)	*********	$	*******	$	*******	$	*******	$	*******
Expedited Overnight Check Payments (Per Payment)	*********	$	*******	$	*******	$	*******	$	*******
FIS Sends End User Notification (Per Alert)	*********	$	*******	$	*******	$	*******	$	*******

Total FIS Payment Manager - Consumer Offerings				$	***********			$	*******

Miscellaneous Fees
Return Items (Per Item, NSF, etc)								$	*******
Proof of Payment (Per Request)								$	*******
Stop Payment (Per Request)								$	*******
Service Request (Claims, Late Fees, Unable to Locate, Pay not Posted, Outstanding Check, Archive Retrieval Request, etc) (Per Request)								$	*******
Brand Change - RTN Change, Name Change, etc (Per Request)								$	*******

Assumptions Regarding FIS Payment Manager Services:

1.	Standard Minimum Monthly Consumer Payment Manager Standard User Fees below. (Miscellaneous and Optional Service Fees are excluded)

•	$****** for Months 1 through 12

•	$****** for Months 13 through 24

•	$****** for Months 25 through 48

•	$****** for Months 49 through Term of Contract

2.	Monthly pricing includes an average unit fee discount of *****% (may vary based on required minimum).

3.	The Payment Manager Implementation Fee includes Brand Install, Sponsor Setup, Conversion, Testing, Testing Environment, Initial Kick Off and CST Admin Setup.

4.	Includes unlimited use of eBill Presentment.

5.	Electronic or paper method of payment is determined by the payee.

6.	Stop payment services available for payments made by checks drawn on FIS’ Bill Payment Service trust account.

7.	Additional Fraud Case investigatory services are billed at time and cost, and may include, but are not limited to:

•	Interviewing all parties to determine appropriate course of action regarding criminal complaints

•	Working cooperatively with appropriate law enforcement agencies at the local, state or federal level

•	Testifying in court on behalf of the Client

8.	Data Conversion includes Users and users’ Payments, Pending and Scheduled Payments and Bill Payment History if made available by Provider.

9.	Check payments will be issued using checks drawn as drafts to End User accounts.

10.	For Expedited Payments, client guarantees sufficient funds for payments remitted without first securing funds from End User.

11.	Disclosed Volumes as of April 2014.

Company Confidential/IH/248707/S1	Page 16 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

FIS Payment Manager - Business
Description	Monthly Processing Investment					Impl Investment
	1 = Yes or Estimated Volume	Monthly Maint Fee		Monthly Investment		One Time Unit Fee		Total One Time Investment
Setup Fees
Bill Payment Implementation and Setup Fees	********	$	*******	$	*******	$	*******	$	*******
Configuration of:
- FIS User Interface
- Due Date
- Direct Check Model
- Risk Funding Processor
Advanced Authentication Implementation and Setup Fees	*******	$	*******	$	*******	$	*******	$	*******
Monthly Recurring Fees
Monthly Hosting Fee	*******	$	*******	$	*******	$	*******	$	*******
Fee includes:
- Includes CST Access, OFAC Payee Compliance, Alert Payload Maintenance, Data Extract Maintenance, Warehouse Hosting, Reporting
User Fees
Monthly User Fee	*******	$	*******	$	*******	$	*******	$	*******
Fee Includes:
- User Enrollment, User Maintenance, eBills, Payee Management, Payment Management, Tier 2 Support
Transaction Fees
Electronic Payment Transaction Volumes (Graduated)
1 - 40,000	*******	$	*******	$	*******	$	*******	$	*******
40,001 - 75,000	*******	$	*******	$	*******	$	*******	$	*******
75,001 - 100,000	*******	$	*******	$	*******	$	*******	$	*******
100,001 - 150,000	*******	$	*******	$	*******	$	*******	$	*******
150,001 and Over	*******	$	*******	$	*******	$	*******	$	*******
Check Payment Transaction Fee (Per Check)	*******	$	*******	$	*******	$	*******	$	*******
Payment Manager Fraud Monitoring Services (Per Transaction)	*******	$	*******	$	*******	$	*******	$	*******

Subtotal FIS Payment Manager - Business Offerings - Minimum Monthly Fee		$	*******			$	*******

Additional Services
Expedited Same Day Electronic (Per Transaction)	*******	$	*******	$	*******	$	*******	$	*******
Expedited Overnight Check Payments (Per Payment)	*******	$	*******	$	*******	$	*******	$	*******
Rich Remittance Check Fee (Per Check)	*******	$	*******	$	*******	$	*******	$	*******
Advanced Authentication
Advanced Login Authentication Fee (Per Attempt)	*******	$	*******	$	*******	$	*******	$	*******
Step-up Out of Band Authentication Fee (Per Attempt)	*******	$	*******	$	*******	$	*******	$	*******

Total FIS Payment Manager - Business Offerings				$	*******			$	*******

Miscellaneous Fees
Return Items (Per Item, NSF, etc)								$	*******
Proof of Payment (Per Request)								$	*******
Stop Payment (Per Request)								$	*******
Service Request (Claims, Late Fees, Unable to Locate, Pay not Posted, Oustanding Check, Archive Retrieval Request, etc) (Per Request)								$	*******
Brand Change - RTN Change, Name Change, etc (Per Request)								$	*******

Assumptions Regarding FIS Payment Manager Services:

1.	Standard Minimum Monthly Business Payment Manager Standard User Fees below. (Miscellaneous User, Other and Optional Fees are excluded)

•	$****** for Months 1 through 12

•	$****** for Months 13 through 24

•	$****** for Months 25 through 48

•	$****** for Months 49 through Term of Contract

2.	The Payment Manager Implementation Fee includes Brand Install, Sponsor Setup, Conversion, Testing, Testing Environment, Initial Kick Off and CST Admin Setup.

3.	Includes unlimited use of eBill Presentment.

4.	Electronic or paper method of payment is determined by the payee.

5.	Stop payment services available for payments made by checks drawn on FIS’ Bill Payment Service trust account.

6.	Additional Fraud Case investigatory services are billed at time and cost, and may include, but are not limited to:

•	Interviewing all parties to determine appropriate course of action regarding criminal complaints

•	Working cooperatively with appropriate law enforcement agencies at the local, state or federal level

•	Testifying in court on behalf of the Client

7.	Data Conversion includes Users and users’ Payments, Pending and Scheduled Payments and Bill Payment History if made available by Provider.

8.	Check payments will be issued using checks drawn as drafts to End User accounts.

9.	For Expedited Payments, client guarantees sufficient funds for payments remitted without first securing funds from End User.

10.	Disclosed Volumes as of April 2014.

Company Confidential/IH/248707/S1	Page 17 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

FIS Remittance Processing
Monthly Processing Investment
Description	1 = Yes or Estimated Volume	Unit	Monthly Unit Fee		Monthly Investment
Wholesale Remittance Processing
Small Box A (Image)	********	********	$	*******	$	*******
Small Box B (Image)	********	********	$	*******	$	*******
Monthly Maintenance	********	********	$	*******	$	*******
Basic Item	********	********	$	*******	$	*******
Check Photocopy	********	********	$	*******	$	*******
Unprocessable Item/Exception Items	********	********	$	*******	$	*******
Reject Repair	********	********	$	*******	$	*******
Correspondence Handling	********	********	$	*******	$	*******
Additional Services
Acceptable Payee Review > 10	********	********	$	*******	$	*******
Credit Card Payments	********	********	$	*******	$	*******
Bank by Mail Deposit Processing (Static)
0 - 100,000 Envelopes	********	********	$	*******	$	*******
100,001 - 250,000 Envelopes	********	********	$	*******	$	*******
250,001 - 750,000 Envelopes	********	********	$	*******	$	*******
750,001 and Over Envelopes	********	********	$	*******	$	*******
Unidentified Mail Deposit Processing	********	********	$	*******	$	*******
Express Mail	********	********	$	*******	$	*******
Pre-Batch Sorting (Fine)	********	********	$	*******	$	*******
Pre-Batch Sorting (Rough)	********	********	$	*******	$	*******
Deposit > 2 Per Day	********	********	$	*******	$	*******
Deposit Report Fax	********	********	$	*******	$	*******
Deposit Report e-Mail	********	********	$	*******	$	*******
Deposit Report Paper	********	********	$	*******	$	*******
Data Capture	********	********	$	*******	$	*******
CD-Client Archive	********	********	$	*******	$	*******
DVD-Client Archive	********	********	$	*******	$	*******
Image Backup	********	********	$	*******	$	*******
Online Image Archive - 90 Days	********	********	$	*******	$	*******
Bank Archive Access	********	********	$	*******	$	*******
Deposit Report - Fax >2 Pages	********	********	$	*******	$	*******
Research (One Hour Minimum)	********	********	$	*******	$	*******
Transmission Maintenance	********	********	$	*******	$	*******
ARC (Accounts Receivable Conversion)	********	********	$	*******	$	*******
ARC ACH Returns	********	********	$	*******	$	*******
ARC ACH Reclear/Resubmit	********	********	$	*******	$	*******
ARC Paper Drafts for Non-ACH	********	********	$	*******	$	*******
ARC ACH Item Photocopy Request	********	********	$	*******	$	*******
Client Decision Module Exception	********	********	$	*******	$	*******
Client Decision Module Monthly Maintenance	********	********	$	*******	$	*******
Distributed Capture Device	********	********	$	*******	$	*******
Distributed Capture Items	********	********	$	*******	$	*******
Warehouse and Destruction	********	********	$	*******	$	*******
Outgoing Image Item Presentment (Including Non-Imageable) Standard Fed Format	********	********	$	*******	$	*******
Outgoing Image Item Presentment (Including Non-Imageable) Non-Standard Fed Format	********	********	$	*******	$	*******
Outgoing Image Item Presentment Transmission	********	********	$	*******	$	*******
Bank Customer Processing Procedures (On-Line)	********	********	$	*******	$	*******
Consolidated Receivables Transmission - Inbound	********	********	$	*******	$	*******

Subtotal Monthly Wholesale Remittance Processing Offerings					$	*********

Company Confidential/IH/248707/S1	Page 18 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

FIS Remittance Processing
Monthly Processing Investment
Description	1 = Yes or Estimated Volume	Unit	Monthly Unit Fee		Monthly Investment
Retail Remittance Processing
Monthly Maintenance	********	********	$	*******	$	*******
OCRA (Static) - Qualified Rate Based on combined Volume of Payments Matched, Unmatched, Multiple, Check Only and Check and List
Single Matched Check
0 - 25,000	********	********	$	*******	$	*******
25,001 - 50,000	********	********	$	*******	$	*******
50,001 - 100,000	********	********	$	*******	$	*******
100,001 - 250,000	********	********	$	*******	$	*******
250,001 - 500,000	********	********	$	*******	$	*******
Single UnMatched Check
0 - 25,000	********	********	$	*******	$	*******
25,001 - 50,000	********	********	$	*******	$	*******
50,001 - 100,000	********	********	$	*******	$	*******
100,001 - 250,000	********	********	$	*******	$	*******
250,001 - 500,000	********	********	$	*******	$	*******
Multiple Document
0 - 25,000	********	********	$	*******	$	*******
25,001 - 50,000	********	********	$	*******	$	*******
50,001 - 100,000	********	********	$	*******	$	*******
100,001 - 250,000	********	********	$	*******	$	*******
250,001 - 500,000	********	********	$	*******	$	*******
Intra Day Exception Item (CDM items)	********	********	$	*******	$	*******
Intra Day Monthly Maintenance (CDM)	********	********	$	*******	$	*******
Pre-Batch Sorting Fine	********	********	$	*******	$	*******
Additional Services
Check Only (Static) - Qualified Rate Based on combined Volume of Payments Matched, Unmatched, Multiple, Check Only and Check and List
0 - 25,000	********	********	$	*******	$	*******
25,001 - 50,000	********	********	$	*******	$	*******
50,001 - 100,000	********	********	$	*******	$	*******
100,001 - 250,000	********	********	$	*******	$	*******
250,001 - 500,000	********	********	$	*******	$	*******
Check and List (Static) - Qualified Rate Based on combined Volume of Payments Matched, Unmatched, Multiple, Check Only and Check and List
0 - 25,000	********	********	$	*******	$	*******
25,001 - 50,000	********	********	$	*******	$	*******
50,001 - 100,000	********	********	$	*******	$	*******
100,001 - 250,000	********	********	$	*******	$	*******
250,001 - 500,000	********	********	$	*******	$	*******
Cash	********	********	$	*******	$	*******
Unprocessable Item/Exception Items	********	********	$	*******	$	*******
Express Mail	********	********	$	*******	$	*******
Correspondence Handling	********	********	$	*******	$	*******
Reject Repair	********	********	$	*******	$	*******
Online Image Archive - 90 Days	********	********	$	*******	$	*******
Bank Archive Access	********	********	$	*******	$	*******
Research (One Hour Minimum)	********	********	$	*******	$	*******
Transmission Maintenance	********	********	$	*******	$	*******
Additional Transmission Maintenance	********	********	$	*******	$	*******
In-Bound Transmission Maintenance	********	********	$	*******	$	*******
Data Capture	********	********	$	*******	$	*******
Account Look-Up	********	********	$	*******	$	*******
Warehouse and Destruction	********	********	$	*******	$	*******

Subtotal Monthly Retail Remittance Processing Offerings					$	***********

Total Monthly Remittance Processing Offerings					$	**********

Company Confidential/IH/248707/S1	Page 19 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

FIS Remittance Processing
One Time Investments
Description	1 = Yes or Estimated Volume	Unit	One Time Unit Fee		One Time Investment
Summary of One Time Fees
Remittance Processing Installation	********	********	$	*******	$	*******
Per Box Set-Up with Transmission One Time Fee reflects a 52.33% discount on List Price of $5,388	********	********	$	*******	$	*******
Per Box Set-Up without Transmission	********	********	$	*******	$	*******
Image Item Presentment (Standard Fed Format)	********	********	$	*******	$	*******
Image Item Presentment (Non-Standard Fed Format)	********	********	$	*******	$	*******
Direct Customer Archive Set-Up	********	********	$	*******	$	*******
ARC (Accounts Receivable Conversion)	********	********	$	*******	$	*******
Client Decision Module Set-Up	********	********	$	*******	$	*******
Distributed Capture Device Set-Up	********	********	$	*******	$	*******
Reject Repair	********	********	$	*******	$	*******
Correspondence Handling	********	********	$	*******	$	*******

Subtotal Wholesale Remittance Processing One Time Fees					$	*******

Summary of One Time Fees
Remittance Processing Installation One Time Fee reflects a 100.0% discount on List Price of $10,776	********	********	$	*******	$	*******
Per Box Set-Up	********	********	$	*******	$	*******
Intra Day Exception Item (CDM items)	********	********	$	*******	$	*******
Intra Day Monthly Maintenance (CDM)	********	********	$	*******	$	*******

Subtotal Retail Remittance Processing One Time Fees					$	******

Total Remittance Processing One Time Fees					$	******

Assumptions Regarding Remittance Processing Services:

1.	Standard Minimum Monthly Remittance Processing Fee of $******.

2.	Monthly pricing includes an average unit fee discount of *****% (may vary based on required minimum).

3.	Prices do not include third party charges or expenses incurred by FIS at the Clients request.

4.	Postage will be billed at current rate plus *****%.

5.	Disclosed Volumes as of April 2014.

Assumptions Regarding Wholesale Remittance Processing Services:

1.	P.O. Box Rentals, Packaged US Mail, couriers or out of pocket expenses such as postage and special messenger fees which are not part of this fee schedule will be quoted separately to the Client by FIS.

2.	If Client elects Post Office Rental through FIS it will be billed at current rate plus ******%.

3.	Distributed Capture items are subject to the regular transaction fee but all other processing fees apply.

4.	Remittance Processing will be processed at the following sites:

Boston, MA (New)

Assumptions Regarding Retail Remittance Processing Services:

1.	Daily Courier, Daily Courier Cash and Special Courier fees are not part of this fee schedule and will be quoted separately to the Client by FIS.

2.	If Client elects Post Office Rental through FIS it will be billed at current rate plus *******%.

3.	The standard conversion includes the following items:

•	Set up of customer according to specifications on internal system

•	Creation of customer specific procedures

•	Creation of extract files/complex data transmission

•	Creation of reports

•	All testing with customer

4.	Remittance Processing will be processed at the following sites:

Boston, MA (New)

5.	Wholesale and Retail Remittance Processing when purchased together will automatically apply a ********% discount on Retail Remittance Processing Installation Fees.

If either Wholesale or Retail Remittance is purchased separately, the discount will no longer apply.

Company Confidential/IH/248707/S1	Page 20 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

FIS Output Solutions - eDelivery Services
Description	Monthly Processing Investment					Impl Investment
	1 = Yes or Estimated Volume	Monthly Maint Fee		Monthly Investment		One Time Unit Fee		Total One Time Investment
eDelivery Services
Basic System	********	$	*******	$	*******	$	*******	$	*******
Each Additional Statement/Notice or File Type	********	$	*******	$	*******	$	*******	$	*******
eDelivery Statements/Notices Imported (Active Subscribed Accounts) - (Graduated)
0 - 1,000	********	$	*******	$	*******	$	*******	$	*******
1,001 - 5,000	********	$	*******	$	*******	$	*******	$	*******
5,001 - 10,000	********	$	*******	$	*******	$	*******	$	*******
10,001 - 25,000	********	$	*******	$	*******	$	*******	$	*******
25,001 and Over	********	$	*******	$	*******	$	*******	$	*******
Site Branding	********	$	*******	$	*******	$	*******	$	*******
Additional Services
eStatement Presentment	********	$	*******	$	*******	$	*******	$	*******
Statement Stuffer Tab (with up-load feature)	********	$	*******	$	*******	$	*******	$	*******
Demo Link with FI Branding	********	$	*******	$	*******	$	*******	$	*******
eStatement Archive/Storage - >90 Days - (other than checking statements)	********	$	*******	$	*******	$	*******	$	*******
eStatement Archive/Storage - Fixed up to 36 months	********	$	*******	$	*******	$	*******	$	*******

Total FIS Output Solutions Offerings - eDelivery Services				$	*********			$	*******

Assumptions Regarding FIS Output Solutions - eDelivery Services:

1.	Standard Minimum Monthly eDelivery Services Fee of $******.

2.	Monthly pricing includes an average unit fee discount of *******% (may vary based on required minimum).

3.	Check images are not appended to the end of the account statement display (HTML or PDF) page for documents stored in eDelivery.

4.	Document presentment format depends on file format of imported files. Print-Ready formatted text files present as PDF and XML data files present as HTML.

5.	Check image storage retention needs to match eDelivery retention length to ensure links are active.

6.	Non-FIS Core Clients are responsible for core file transfers; additional fees may apply and are not included in this proposal.

7.	Client is responsible for coordinating activities with Third Party providers.

8.	The Client’s customer must have a valid email address entered into the eDelivery system for email notifications to function properly.

9.	eDelivery Statement / Notice Fee is calculated by the number of imported statements / notices for active subscribed accounts for the month times the per item fee.

10.	Additional Statement/Notice is an estimated cost; actual charges may vary after further analysis of specifications.

11.	Site Branding includes custom bank logo, two colors on website, one financial institution address, one website address, and up to two compliance graphics.

12.	Disclosed Volumes as of April 2014.

Company Confidential/IH/248707/S1	Page 21 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

FIS Output Solutions
Monthly Processing Investment
Description	1 = Yes or Estimated Volume	Unit	Monthly Unit Fee		Monthly Investment
Loan Coupon Services
12 Month Coupon Book	********	********	$	*******	$	*******
24 Month Coupon Book	********	********	$	*******	$	*******
36 - 48 Month Coupon Book	********	********	$	*******	$	*******
60 - 180 Month Coupon Book	********	********	$	*******	$	*******

Subtotal Monthly Loan Coupon Services Offerings					$	*******

Document Processing Services
Document Processing - Print and Electronic Documents	********	********	$	*******	$	*******
ADF Client Portal Subscriptions Support	********	********	$	*******	$	*******
ADF Client Portal User Subscription	********	********	$	*******	$	*******
Print
Black & White Printing up to 15% converge (Non-MICR) First 500,000 Items (Graduated)	********	********	$	*******	$	*******
Black & White Printing up to 15% converge (Non-MICR) 500,001 - 1,000,000 Items	********	********	$	*******	$	*******
Color Printing up to 15% coverage (Non-MICR)	********	********	$	*******	$	*******
MICR Printing up to 15% coverage (Non-Color)	********	********	$	*******	$	*******
Fold/Insert/ Render
Fold/Insert/ Render (Letter Size - Automated)	********	********	$	*******	$	*******
Fold/Insert/ Render (Letter Size - Non Automated)	********	********	$	*******	$	*******
Bulk/ Render (Bulk Documents - Non Automated)	********	********	$	*******	$	*******
Bulk/ Render (Bulk Documents - Automated)	********	********	$	*******	$	*******
Statement Inserts (Static or Selective)	********	********	$	*******	$	*******
Inserter Booklet Stitching (Flats Only)	********	********	$	*******	$	*******
Offline Fold/Pressure Seal/Burst & Trim	********	********	$	*******	$	*******
Perfect Bind - Booklet	********	********	$	*******	$	*******
Saddle Stitch Booklet	********	********	$	*******	$	*******
Postal Pre-Sort	********	********	$	*******	$	*******
Notice Print and Render - Notices	********	********	$	*******	$	*******
Archiving and Electronic Document Output
Document Archival - eVue or eVision	********	********	$	*******	$	*******

Subtotal Monthly Document Processing, Print, Render, and Mailing Services Offerings					$	*********

Forms and Envelopes
Forms - 24# White Paper (8 1/2” x 11”)	********	********	$	*******	$	*******
6” X 9 1/2” Envelopes (Common/Generic)	********	********	$	*******	$	*******
#10 size Envelopes (Common/Generic)	********	********	$	*******	$	*******
9” x 12” Catalog Envelopes (Common/Generic)	********	********	$	*******	$	*******
#9 size BRE Envelopes (Common/Generic)	********	********	$	*******	$	*******
Client Supplied Materials	********	********	$	*******	$	*******

Subtotal Monthly Forms and Envelopes Offerings					$	********

Total Monthly FIS Output Solutions Offerings					$	***********

Company Confidential/IH/248707/S1	Page 22 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

FIS Output Solutions
Description	One Time Investments
	1 = Yes or Estimated Volume	Unit	One Time Unit Fee		One Time Investment
Summary of One Time Fees
Loan Coupon Services
Loan Coupon Services Set-Up	********	********	$	*******	$	*******
Document Processing, Print, Render, and Mailing Services
Statements - Standard Template Implementation	********	********	$	*******	$	*******
Notices, Letters and Checks - Standard Template Implementation	********	********	$	*******	$	*******
Notice Print and Render - Notices	********	********	$	*******	$	*******
Archiving and Electronic Document Output
Document Archival - eVue or eVision	********	********	$	*******	$	*******

Total FIS Output Solutions One Time Fees					$	******

Miscellaneous Fees
Manual Request/Special Handling (Per Hour)			$	*******
CSR (Per Hour)			$	*******
Programming (Per Hour)			$	*******
Project Management (Per Hour)			$	*******
Graphic Artist (Per Hour)			$	*******

Assumptions Regarding FIS Output Solutions Offerings:

1.	Standard Minimum Monthly Loan Coupon Book Fee of $******.

2.	Standard Minimum Monthly Print and Render Services Fee of $*********.

(Standard and Custom Forms and Envelopes, Postage Fees, One Time Fees, and Professional Services Fees are excluded)

3.	Monthly pricing includes an average unit fee discount of *******% (may vary based on required minimum).

4.	FIS Loan Coupon Services include the following items:

•	12 Month through 180 Month coupons

•	2 2/3 X 7 1/2 24 Pound Paper

•	File processing, laser printing, binding and cutting

•	Inserting in envelope

•	Generic double window envelope

•	Standard stock blue hard cover (text is “Loan Payment”) and white backer

•	Address Change Form

•	Return address dry gum labels

•	Loan coupon with CAR/LAR technology and MICR or OCR line (coupon size - 2 2/3 X 6 5/8)

•	Coupon Books are produced weekly or monthly (client’s request) and delivered to the U.S. Post Office within the one to three U.S. Postal Service days from the time the files are received by FIS.

5.	Loan Coupon Services Implementation Fee is for standard set-up; actual charges may vary after further analysis of specifications for customized work.

Implementation Fee includes coupon layout.

6.	Non-FIS Core clients responsible for core file transfers; additional fees may apply and are not included in this proposal.

7.	First Class Postage costs paid for by Client.

8.	Document processing volume is the summation of pages processed for all documents, including 0 documents composed for electronic delivery only.

9.	A page is equivalent to an impression and if defined as one side of a finished sheet.

10.	Full Color Print may not be available in all output facilities.

11.	Additional FIS Output Solutions services not listed in this pricing agreement are available at FIS’ then current rates and will be quoted and billed separately.

12.	Increases in forms and envelopes prices are limited to the percentage increase in charges by the forms and envelopes suppliers to FIS.

13.	Statement text and image printed on paper purchased from FIS. Statement inserts may be provided by Client.

14.	ADF Client Portal Subscriptions includes 2 reports. Additional reports are priced per estimate.

15.	An impression is defined as one side of a finished sheet. Duplex mode jobs will have two impressions per finished sheet.

16.	Statement envelopes will be purchased from FIS. Postage and Courier costs paid for by Client.

17.	Postage rates are not guaranteed for all mail-pieces. The mail-pieces will be presorted and mailed at the lowest applicable rates.

18.	Electronic documents sent to Client location to be placed in Client folder at FIS FTP site and pulled down by Client.

19.	Client requests for changes to Statements types after initial installation is subject to additional fees and will be quoted separately via SOW.

20.	Disclosed Volumes as of April 2014.

Company Confidential/IH/248707/S1	Page 23 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

Decision Solutions
	Monthly Investment					Impl Investment
Description	1 = Yes or Estimated Volume	Monthly Maint Fee		Monthly Investment		One Time Impl Fee		Total Impl Investment
Account Ownership - Risk - Realtime
Transaction Volumes (Qualified Rate)	********	$	*******	$	*******	$	*******	$	*******

Subtotal Monthly Account Ownership Offerings				$	******			$	******

ID Verification
Transaction Volumes (Qualified Rate)	********	$	*******	$	*******	$	*******	$	*******
Included in services:
- Watch List/OFAC Screening associated with each IDV inquiry	- Web Page Customization
- Foreign Sanctions Evaders

Subtotal Monthly ID Verification Offerings				$	******			$	******

ID Authentication - Standard Set-Up
Transaction Volumes (Qualified Rate)	********	$	*******	$	*******	$	*******	$	*******

Subtotal Monthly ID Authentication Offerings				$	******			$	******

OFAC Watch (Per Month Fee based on Transaction Volume)
Transaction Volumes (Qualified Rate)	********	$	*******	$	*******	$	*******	$	*******
Watch List
Best Practice Package - Direct Client (Qualified Rate)	********	$	*******	$	*******	$	*******	$	*******
Included in services:
- OFAC Specially Designated Nationals (SDN) (Address, Alternate Name, Sanctioned Countries)	- Palestine Legislative Council
- Canada Office of Superintendent of Financial Institutions (OSFI) (Entities)	- CIA Politically Exposed Person (PEP)
- Department Of State Terrorist Exclusion	- Money Services Businesses
- FIS Enhanced Politically Exposed Person	- Primary Money Laundering Concern
- FBI Most Wanted Top Ten	- Bank of England Consolidated Sanctions
- FBI Most Wanted Alternate

Subtotal Monthly OFAC Watch Offerings				$	*******			$	*******

QualiFile Advantage Base
Inquiry Transaction Volumes (Qualified Rate)	********	$	*******	$	*******	$	*******	$	*******

Subtotal Monthly QualiFile Advantage Offerings				$	******			$	*******

Additional Services
Custom Strategy Fee (Per Transaction)	********	$	*******	$	*******	$	*******	$	*******
Premier Credit Access Service (Per Transaction)	********	$	*******	$	*******	$	*******	$	*******

Subtotal Monthly QualiFile Additional Offerings				$	********			$	********

Miscellaneous Fees
Voice Inquiry Surcharge (Per Transaction)									$0.48
QualiFile Colorado Notification Surcharge Transactions (Per Transaction)									$0.68

Assumptions Regarding Decision Solutions:

1.	Monthly pricing as noted above may include a unit fee discount when compared to the Qualified Rate Table.

2.	Web Based Training or On-Site Training charges are not included in this proposal and will be quoted separately.

Assumptions Regarding Account Ownership Solutions:

1.	Standard Minimum Monthly Account Ownership - Risk Fee of $*********.

Assumptions Regarding ID Verification Solutions:

1.	Standard Minimum Monthly ID Verification Fee of $*******.

2.	Implementation fees do not include Technical Integration - Direct Interface to ChexSystem webservices specifications and are available at then current rates and will be quoted separately.

Company Confidential/IH/248707/S1	Page 24 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

Assumptions Regarding ID Authentication Solutions:

1.	Standard Minimum Monthly ID Authentication Fee of $*******.

2.	Implementation fees do not include Technical Integration - Direct Interface to ChexSystem webservices specifications and are available at then current rates and will be quoted separately.

Assumptions Regarding OFAC Watch Solutions:

1.	The standard Watch List available is Base Package. There are 1 other available list options for an additional fee:

Best practice package: provides a broader range of lists to allow more effective screening.

2.	Watch List is used by OFAC Watch for a more effective screening. The list is obtained, compiled and distributed by FIS for user within OFAC Watch, and ID Verification.

3.	Watch List Base and Best Practice packages are available only at the Client Master Level and will apply to all branches.

4.	Implementation fees do not include Technical Integration - Direct Interface to ChexSystem webservices specifications and are available at then current rates and will be quoted separately.

Assumptions Regarding QualiFile Solutions:

1.	Standard Minimum Monthly QualiFile Advantage Services Fee of $*********. (Optional Services are excluded)

2.	Professional Services and Product Configuration changes are not included in this proposal and will be quoted separately.

3.	Custom Strategy Implementation fee includes ******* hours of Consulting Services, ******** hours of Testing Support and ******** hours of Project Management for Installation Services.

4.	Premier Services Implementation fee includes ******** hours Consulting Services.

5.	Implementation fees do not include Technical Integration - Direct Interface to ChexSystem webservices specifications and are available at then current rates and will be quoted separately.

6.	Professional Services and Product Configuration changes are not included in this proposal and will be quoted separately.

Company Confidential/IH/248707/S1	Page 25 of 26

PRICING ATTACHMENT

ROCKLAND TRUST COMPANY

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED

Decision Solutions Fee Schedule
Description	Unit	Fee
Qualified Rate Table
Discounted Rates apply to Initial Term only. After the Initial Term Client will be billed at the List Rate Table
Account Ownership - Risk - Realtime (Static)
0 - 4,999	********	$	*******
5,000 - 24,999	********	$	*******
25,000 - 99,999	********	$	*******
100,000 - 499,999	********	$	*******
500,000 - 999,999	********	$	*******
1,000,000 and Over	********	$	*******
ID Verification (Static)
0 - 1,000	********	$	*******
1,001 - 5,000	********	$	*******
5,001 - 10,000	********	$	*******
10,001 - 15,000	********	$	*******
15,001 and Over	********	$	*******
ID Authentication (Static)
0 - 500	********	$	*******
501 - 1,000	********	$	*******
1,001 - 5,000	********	$	*******
5,001 - 10,000	********	$	*******
10,001 and Over	********	$	*******
OFAC Watch (Static) (Per Month Fee based on Transaction Volume)
1 - 1,000	********	$	*******
1,001 - 10,000	********	$	*******
10,001 - 100,000	********	$	*******
100,001 - 500,000	********	$	*******
500,001 - 2,000,000	********	$	*******
2,000,001 and Over	********	$	*******
Watch List
Best Practice Package - Direct Client	********	$	*******
QualiFile
Advantage Base (Static)
0 - 10	********	$	*******
11 - 20	********	$	*******
21 - 35	********	$	*******
36 - 50	********	$	*******
51 - 75	********	$	*******
76 - 100	********	$	*******
101 - 150	********	$	*******
151 - 200	********	$	*******
201 - 300	********	$	*******
301 - 400	********	$	*******
401 - 800	********	$	*******
801 - 1,000	********	$	*******
1,001 - 1,500	********	$	*******
1,501 - 2,000	********	$	*******
2,001 - 3,000	********	$	*******
3,001 - 5,000	********	$	*******
5,001 - 7,500	********	$	*******
7,501 - 10,000	********	$	*******
10,001 - 15,000	********	$	*******
15,001 - 20,000	********	$	*******
20,001 - 40,000	********	$	*******
40,001 - 75,000	********	$	*******
75,001 and Over	********	$	*******

Company Confidential/IH/248707/S1	Page 26 of 26